UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

P.A.M. TRANSPORTATION SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

P.A.M. TRANSPORTATION SERVICES, INC.

297 West Henri De Tonti Boulevard

Tontitown, Arkansas 72770

(479) 361-9111

www.pamtransport.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on October 31, 2024

To our Shareholders:

The 2024 annual meeting of shareholders of P.A.M. Transportation Services, Inc., a Delaware corporation (“PTSI” or the “Company”), will be held at 297 West Henri De Tonti Boulevard, Tontitown, Arkansas 72770, on October 31, 2024, at 11:00 a.m. local time. The meeting is being held for the purpose of considering and voting on the following proposals:

1.

To elect nine directors to serve until the next annual meeting of shareholders and until their successors have been elected and qualified (the Board of Directors recommends a vote “FOR” the nominees named in the attached proxy statement proposal);

2.	To approve the P.A.M. Transportation Services, Inc. 2024 Equity Incentive Plan (the Board of Directors recommends a vote “FOR” this proposal);

3.	To approve the redomestication of the Company to the State of Nevada by conversion (the Board of Directors recommends a vote “FOR” this proposal);

4.

To approve an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 in the proposed Nevada Articles of Incorporation (the Board of Directors recommends a vote “FOR” this proposal);

5.	To ratify the appointment of Grant Thornton LLP as PTSI’s independent registered public accounting firm for the next fiscal year (the Board of Directors recommends a vote “FOR” this proposal); and

6.	Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

All shareholders of record as of the close of business on September 5, 2024, will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

By Order of the Board of Directors

Joseph A. Vitiritto
President and Chief Executive Officer

September [ ], 2024

Your Vote Is Important

Whether or not you plan to attend the meeting in person, you are urged to promptly submit your proxy so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. Your prompt action will help us reduce the expense of proxy solicitation.

P.A.M. Transportation Services, Inc.

Proxy Statement

For the Annual Meeting of Shareholders

To Be Held on October 31, 2024

P.A.M. Transportation Services, Inc.

Annual Meeting of Shareholders

October 31, 2024

PROXY STATEMENT

This proxy statement and form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of P.A.M. Transportation Services, Inc. (“PTSI” or the “Company”) for use at our annual meeting of shareholders (the “Annual Meeting”) to be held at 297 West Henri De Tonti Boulevard, Tontitown, Arkansas 72770, on October 31, 2024, at 11:00 a.m. local time, and at any or all adjournments or postponements of the meeting. The telephone number for our principal executive office is (479) 361-9111. This proxy statement and form of proxy are being mailed to shareholders on or about September [ ], 2024.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON OCTOBER 31, 2024

Our combined Proxy Statement and 2023 Annual Report to Shareholders, which includes our Annual Report on Form 10-K and Form 10-K/A, are available at www.edocumentview.com/PTSI.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters outlined in the accompanying notice of the Annual Meeting, including the election of directors, approval of our 2024 Equity Incentive Plan, approval of the redomestication of the Company to the State of Nevada by conversion, approval of an increase in the number of authorized shares of common stock from 50,000,000 to 100,000,000, ratification of the appointment of our independent public accounting firm, and consideration of such other business as may properly come before the Annual Meeting.

Who is entitled to vote?

Only shareholders of record at the close of business on the record date, September 5, 2024 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote their shares at the meeting. Holders of our common stock are entitled to one vote per share.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are a “shareholder of record.” If your shares are held in the name of a broker, bank, trust or other nominee as a custodian, you are a “street name” holder.

Who can attend the Annual Meeting?

All shareholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. The Company asks that any shareholder who plans to attend the meeting please notify the Company at least 48 hours in advance of the meeting by contacting our Secretary, Tyler Majors, at (479) 361-9111. Shareholders who are “street name” holders will also need to bring a copy of a brokerage statement reflecting their ownership as of the Record Date in order to attend the meeting.

What is a proxy?

A proxy is your legal designation of another person, the “proxy,” to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the persons appointed as proxies by our Board of Directors (the “Board”) the authority to vote your shares as indicated on the proxy card.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the Record Date will constitute a quorum, permitting business to be conducted at the meeting. As of the Record Date, [ ] shares of our common stock were outstanding and entitled to vote. Proxies that are received and marked as withholding authority, abstentions, and broker non-votes (where a bank, broker or nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be represented at the meeting.

How do I vote?

You may vote by mail or follow the alternative voting procedures described on the accompanying proxy card. If you complete, sign and return the proxy card, it will be voted as you direct. If no choice is specified on a signed proxy card, the persons named as proxies will vote in accordance with the recommendations of the Board, as set out below.

If you hold shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under current stock exchange rules, brokers who do not have instructions from their customers may not use their discretion in voting their customers’ shares on certain specific matters that are not considered to be “routine” matters, including the election of directors, executive compensation and other significant matters. The proposals in this proxy statement to elect directors, to approve the Company’s 2024 Equity Incentive Plan, to approve the redomestication of the Company to Nevada by conversion, and to approve the increase in the number of authorized shares of common stock are not considered to be routine matters. Therefore, without your specific instructions, your shares will not be voted on these matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum. You should follow the directions provided by your nominee regarding instructions on how to vote your shares.

The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm is considered a routine matter, and therefore, if beneficial owners fail to give voting instructions, brokers, banks and other nominees will have the discretionary authority to vote shares of our common stock with respect to this proposal.

If, as of the Record Date, you are a shareholder of record and you attend the meeting, you may vote in person at the meeting.

The authorized capital stock of PTSI consists of 50,000,000 shares of common stock, par value $0.01 per share and 10,000,000 shares of preferred stock, par value $0.01 per share. As of the close of business on September 5, 2024, there were [    ] shares of common stock eligible to vote.

What is a broker non-vote?

Generally, a “broker non-vote” occurs when a broker, bank or other nominee that holds shares in “street name” for a customer is precluded from exercising voting discretion on a particular proposal because:

(1)	the beneficial owner has not instructed the nominee on how to vote, and

(2)	the nominee lacks discretionary voting power to vote such issues.

Under NASDAQ rules, a nominee does not have discretionary voting power with respect to the approval of “nonroutine” matters absent specific voting instructions from the beneficial owners of such shares.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with each proposal in this proxy statement. In summary, the Board recommends a vote:

●	“FOR” the election of the nominated slate of directors.

●	“FOR” the approval of the Company’s 2024 Equity Incentive Plan.

●	“FOR” the approval of the redomestication of the Company to the State of Nevada by conversion.

●	“FOR” the approval of the increase in authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 in the Company’s proposed Nevada Articles of Incorporation.

●	“FOR” the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm.

What vote is required to approve each proposal?

●

Election of Directors. The affirmative vote of the holders of shares of our common stock representing a plurality of the shares of our common stock voting on the matter, assuming a quorum is present, is required for the election of directors. Votes withheld and broker non-votes are not counted toward a nominee’s total number of votes, although such votes will be counted for purposes of determining whether there is a quorum.

●

Redomestication and Share Increase Proposals. For the respective proposals to approve the redomestication of the Company to the State of Nevada by conversion and to approve an increase in the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000 in the Company’s proposed Nevada Articles of Incorporation, the affirmative vote of a majority of the outstanding shares of our common stock, assuming a quorum is present at the Annual Meeting, will be required for approval of each such proposal. A properly executed proxy marked “ABSTAIN” or not marked at all with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal.

●

Other Proposals. For each other proposal, the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting, assuming a quorum is present, will be required for approval. A properly executed proxy marked “ABSTAIN” or not marked at all with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Are there other matters to be voted on at the Annual Meeting?

As of the date of this proxy statement, our Board of Directors does not know of any other matters that may come before the meeting, other than the Proposals described in this proxy statement. Should any other matter requiring a vote of the shareholders arise and be properly presented at the Annual Meeting, the proxy included with this proxy statement confers upon the persons named in the proxy and designated to vote the shares, discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

Can I revoke or change my proxy after I return my proxy card?

Yes. Any proxy may be revoked by a shareholder at any time before it is exercised at the Annual Meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting.

Who pays for this proxy solicitation?

All costs of soliciting proxies will be paid by the Company. Our directors, officers, and other employees may, without compensation other than their regular compensation, solicit proxies by further mailings or personal conversation, or by telephone, facsimile or electronic means. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding soliciting material to the beneficial owners of our common stock.

How many Directors are there?

Our Second Amended and Restated By-Laws (the “Bylaws”) provide that the number of directors shall not be less than three nor more than fifteen members, with the precise number to be fixed by resolution of the shareholders or the Board of Directors. Currently, we have nine directors. The Board of Directors has recommended nine nominees for election at the Annual Meeting.

How long do Directors serve?

Our Bylaws provide that each Director shall hold office until the annual meeting of shareholders held next after his or her election and until his or her successor has been duly elected and has qualified, or until his or her earlier resignation, removal from office, or death. The shareholders of the Company elect successors for Directors whose terms have expired at the Annual Meeting. The Board elects members to fill new membership positions and vacancies in unexpired terms on the Board.

Do the shareholders elect the executive officers?

No. Executive Officers are elected by the Board and hold office until their successors are elected and qualified or until the earlier of their death, retirement, resignation or removal.

Where can I find the voting results of the Annual Meeting?

The Company will publish final voting results of the Annual Meeting on a Form 8-K within four business days after the Annual Meeting on October 31, 2024.

Whether or not you plan to attend the Annual Meeting, you are urged to promptly submit your proxy.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine directors. Members of our Board are elected annually to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Our Board has nominated for re-election each of the nine current members of our Board. The biography of each of the nominees below contains information regarding the person’s service as director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director.

Michael D. Bishop	Director Since 2019

Michael D. Bishop, age 57, has been a director and a member of the Audit Committee since 2019. Mr. Bishop is the President and Founder of American General Counsel PLC, a law firm providing general counsel services to businesses. From 2018 to 2020, Mr. Bishop was Co-President of iPSE-US, the Association of Independent Workers, an association dedicated to advancing the freedom an interests of America’s independent workers. Mr. Bishop served as a member of the United States Congress from 2014 to 2018. During his tenure in Congress, Mr. Bishop was appointed to and served on the House Ways and Means Committee, the Judiciary Committee and the Higher Education Committee. Preceding his service in the United States Congress, Mr. Bishop was the Chief Legal Officer and General Counsel of International Bancard Company, a nation-wide financial services technology company. Prior to his role at International Bancard, Mr. Bishop was a Senior Attorney with Clark Hill PLC, an international law firm, where he concentrated in the areas of Public Policy and Business Law. Before joining Clark Hill PLC, Mr. Bishop was elected to and served in the Michigan State legislature from 1998 to 2010. During his tenure in the Michigan State legislature, Mr. Bishop was chosen to serve as the Senate Majority Leader and also served on various committees including chairing the Senate Banking and Financial Institutions Committee and the Constitutional Law and Ethics Committee. Mr. Bishop is a licensed real estate broker and an attorney licensed to practice law in the state of Michigan, the District of Columbia, and before the U.S. Supreme Court. He also serves as an Adjunct Professor of Law at the Thomas M. Cooley Law School. His thorough understanding of legal matters, public policy, financial analytics, and budgeting qualify him for service on the Board of PTSI.

Frederick P. Calderone	Director Since 1998

Frederick P. Calderone, age 74, has been a director since 1998. Mr. Calderone retired in 2016 after over 20 years of service as a Vice President of a diversified holding company headquartered in Warren, Michigan. During his career, Mr. Calderone was widely recognized for his expertise in corporate, partnership and individual income tax matters; estate planning; tax planning for multinational businesses; mergers, acquisitions and commercial transactions; tax controversies and litigation; and corporate accounting. Prior to this time, Mr. Calderone was a partner with Deloitte, Haskins, & Sells, a predecessor to Deloitte LLP. Mr. Calderone is a certified public accountant, attorney and tax specialist with a long history of advising and providing executive oversight to transportation companies. Mr. Calderone has served as a director of Universal Logistics Holdings, Inc. (NASDAQ: ULH) since 2009. With his thorough understanding of financial reporting, generally accepted accounting principles, financial analytics, taxation and budgeting, Mr. Calderone brings to the Board a unique combination of expertise in accounting, strategic planning and finance.

W. Scott Davis	Director Since 2007

W. Scott Davis, age 61, is Director of Partner Relations of Circumference Group, LLC, an investment management partnership, where he is responsible for business development and client relations. Prior to that, he served as Vice Chairman and Chief Financial Officer of Clearview International, LLC, a data center business headquartered in Dallas, Texas, until the company was sold in April 2016. He had been an investor in Clearview since June 2009. Mr. Davis was a Partner and Senior Managing Director of Rock Financial Partners, LLC from April 2009 to December 2013. From August 2006 to April 2009, he served as the President and sole owner of WS Davis, Inc., the company through which he performed his consulting work. From 1987 to 2006, Mr. Davis worked for Stephens Inc., an investment banking firm, including serving as an Executive Vice President of Stephens Inc. from 2002 to 2006. Mr. Davis has served as a director of PTSI since August 2007. He has extensive experience in the investment banking industry. He currently serves as Chairman of our Audit Committee. His extensive experience in financial statement analysis and review qualifies him to serve on the Board and as Chairman of the Audit Committee of PTSI.

Edwin J. Lukas	Director Since 2018

Edwin J. Lukas, age 57, is the founder of Vistula PLC, a business law firm located in Saint Clair Shores, Michigan. He is also a Strategic Partner with Aquila Equity Partners, a private investment firm located in Bloomfield Hills, Michigan. From 2016 to March 2020, Mr. Lukas served in an executive-level capacity with a diversified holding company based in Warren, Michigan, including as its Executive Vice President and General Counsel. Prior to this time, Mr. Lukas was a partner at Bodman PLC in Detroit, Michigan. Mr. Lukas is a graduate of the University of Pennsylvania and the University of Detroit School of Law, where he served as Editor-in-Chief of the University of Detroit Law Review. He has served as a director of PTSI since 2018. Mr. Lukas brings to our Board extensive experience in representing both public and private companies in corporate law, mergers and acquisitions, and capital markets transactions. His expertise in organizations, processes, strategies, and risk management supports our goal of strong Board and management accountability, transparency, and protection of stakeholder interests.

Franklin H. McLarty	Director Since 2014

Franklin H. McLarty, age 49, is the Chairman and CEO of McLarty Diversified Holdings, a diversified holding company with investments in professional services, transportation, real estate, and media. Mr. McLarty founded McLarty Diversified Holdings in 2020. He also leads Coastal Automotive Group, an automotive retail operation that focuses on dealerships in Southern California and South Florida. He was previously the Executive Chairman and Director of MDH Acquisition Corp (NYSE: MDH.U) prior to its liquidation in 2022. Mr. McLarty was the co-founder of McLarty Capital Partners, now named Firmament, a private markets investment manager founded in June 2012; CapRocq, a real estate investment firm founded in September 2012 with significant experience as an owner-operator of high-quality office, mixed-use properties and automotive retail properties located in secondary and tertiary markets across the Southeast, Southcentral and Midwest regions otherwise known as the Heartland; and Southern United Auto Group, a growing automotive retail platform founded in June 2016 focused on the southeastern U.S. In addition, he was a founding executive of RML Automotive, where he served a tenure as CEO. Earlier in his career, Mr. McLarty worked in hotel-related private equity with McKibbon Hotel Group and The Seaway Group. Mr. McLarty has served on numerous advisory boards and boards of directors including Tire Group International, Palo Verde Holdings, The McLarty Companies and The Seaway Group. He also served on the board of, and was lead investor in, XTR, a premium documentary production company in Los Angeles. In 2007, he was appointed by then Governor Mike Beebe to the Arkansas Economic Development Commission and served as its Chairman in 2009. Mr. McLarty has served as a director and member of the Audit Committee of PTSI since 2014. Mr. McLarty’s extensive financial and transportation-related experience as an executive in the automotive industry and his insight into the Company’s customer base qualify him to serve on the Board of PTSI.

H. Pete Montaño	Director Since 2019

H. Pete Montaño, age 65, retired in 2018 as Vice President of Sales of Contract Freighters, Inc. (“CFI”), a trucking and logistics company which formerly operated as a division of Con-way, Inc. and XPO Logistics, Inc. As Vice President of Sales and Revenue Management for CFI, he oversaw sales in the United States, Canada and Mexico and was responsible for the strategic sales planning, account growth and training for all sales in the United States, Mexico and Canada as well as the pricing and bid departments. Mr. Montaño served over 28 years in various capacities with CFI, starting as Director of Sales for Mexico. Mr. Montaño brings significant industry experience and cross-border expertise to our board. Prior to his time at CFI, Mr. Montaño worked for Roadway Express, where he was in charge of sales for regions of the United States and Mexico. He currently serves as an advisory director of The Hawthorne Group, parent company of Melton Truck Lines, Inc., a private flatbed and step-deck carrier serving the United States, Canada, and Mexico. Mr. Montaño has served as a director and a member of the Audit Committee of PTSI since 2019. He is a dual citizen of the United States and Mexico and brings extensive sales and operational experience to the board and particular knowledge and insight relating to the Company’s Mexico operations. Mr. Montaño’s comprehensive cross-border and transportation-related experience qualify him to serve on the Board of PTSI.

Matthew J. Moroun	Director Since 2020

Matthew J. Moroun, age 24, has been a director since 2020. He is also employed in other Moroun family-owned businesses engaged in transportation and business services. Mr. Moroun obtained a Bachelor of Business Administration in Finance from the Mendoza College of Business at the University of Notre Dame in December 2021. Mr. Moroun has served as a director of Universal Logistics Holdings, Inc. (NASDAQ: ULH) since 2020. Matthew J. Moroun is the son of our Chairman, Matthew T. Moroun. We believe Mr. Moroun offers the Board a unique perspective on the Company’s strategic challenges and opportunities and will advance the long-term interests of our shareholders.

Matthew T. Moroun	Director Since 1992

Matthew T. Moroun, age 51, is Chairman of our Board of Directors. He currently serves as Chairman and President of a diversified holding company based in Warren, Michigan. He is also Chairman of an insurance and real estate holding company based in Sterling Heights, Michigan. Mr. Moroun owns or controls other privately-held businesses engaged in transportation services and real estate acquisition, development, and management. Mr. Moroun has served as a director of the Company since 1992 and as our Chairman since 2007. He is currently Chairman of our Executive Committee and Chairman of our Compensation and Stock Option Committee and served as our interim President and Chief Executive Officer from May 2020 to August 2020. Mr. Moroun has served as a director and as Chairman of the Board of Universal Logistics Holdings, Inc. (NASDAQ: ULH) since 2004. Matthew T. Moroun is the father of Matthew J. Moroun, a member of our Board of Directors. Mr. Moroun’s long-term, substantive leadership experience allows him to provide operational, financial, business, capital markets, and strategic expertise to our Board. He possesses first-hand knowledge of the best practices and trends for our industry. His perspective and practical insight on transportation, automotive, real estate development, infrastructure, and government relations enhance the Board’s ability to oversee and direct our strategy, business planning, and execution.

Joseph A. Vitiritto	Director Since 2020

Joseph A. Vitiritto, age 53, has served as President and Chief Executive Officer since August 2020. Prior to his employment with the Company, Mr. Vitiritto served as Senior Vice President of Pricing and Network Design for Knight-Swift Transportation Holdings, Inc. (“Knight-Swift”) since May 2019. Prior to assuming that role, Mr. Vitiritto served in various managerial capacities for Knight-Swift and its predecessor, Knight Transportation, Inc., beginning in 2003, including most recently as Senior Vice President of Operations – Swift Transition Team and Senior Vice President of Human Resources. These experiences and his knowledge of the day-to-day operations and management of the Company qualify him to serve on the Board of PTSI.

Unless otherwise instructed, the persons named as proxies intend to vote all proxies received for the election of the nine director nominees. All of the nominees have indicated their willingness to serve on the Board of Directors. If any nominee should become unwilling or unavailable to serve, our Board may select a substitute nominee, and in that event the proxies intend to vote all proxies for the person selected. If a substitute nominee is not selected, the proxies intend to vote for the election of the remaining nominees. Our Board has no reason to believe that any of the nominees will become unavailable to serve.

Your Board of Directors Recommends that Shareholders Vote

FOR

Each of the Nominees Named Above

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CORPORATE GOVERNANCE

Director Independence

NASDAQ listing standards generally require that, unless a listed company qualifies as a “controlled company,” a majority of the members of the company’s Board of Directors must be independent. The listing standards define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. More than 50% of the voting power of our company is held by Mr. Matthew T. Moroun and a group of family trusts established for the benefit of members of the Moroun family. Mr. Matthew T. Moroun, the Chairman of our Board of Directors, is the trustee of these family trusts and holds investment authority over the shares of our common stock held by the trusts. Frederick P. Calderone, a member of our Board of Directors, is the special trustee of certain of these family trusts, and in that capacity, he exercises voting power over the shares held by such trusts, while Mr. Moroun exercises voting power over the shares held by the other family trust of which he is trustee. The special trustee serves at the discretion of the trustee of the trusts, and members of the Moroun family are the beneficiaries of the family trusts. Messrs. Moroun and Calderone have entered into a voting agreement under which Mr. Moroun agreed to vote the shares of our common stock held by him individually or by the family trust over which he exercises voting power in accordance with and in the same manner as Mr. Calderone votes the shares of our common stock held by the family trusts over which the special trustee exercises voting power. Therefore, votes cast on behalf of the family trusts control any action requiring the general approval of our shareholders, including the election of our board of directors, the adoption of amendments to our certificate of incorporation and bylaws, and the approval of any merger or sale of substantially all of our assets. As a result, we have elected to be treated as a “controlled company” in accordance with Rule 5615(c) of the NASDAQ Listing Rules. Accordingly, we are not subject to the NASDAQ rules that would otherwise require us to have (i) a majority of independent directors on the board; (ii) a compensation committee composed solely of independent directors; and (iii) a nominating committee composed solely of independent directors.

Our Board of Directors has reviewed the independence of director nominees and determined that four of our director nominees, Messrs. Bishop, Davis, McLarty and Montaño, meet the standards for independence required by applicable NASDAQ listing standards. In making this determination, our Board has concluded that none of the independent directors has a relationship that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Structure and Role in Risk Oversight

Our Board of Directors has chosen to separate the positions of Chairman and Chief Executive Officer (“CEO”). Mr. Matthew T. Moroun is the Chairman of the Board and Mr. Joseph A. Vitiritto is the President and CEO. This separation of Chairman and CEO allows for greater oversight of the Company by the Board. The Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the Audit Committee, as disclosed in the committee description below and in its charter, and by the full Board, which has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by our committee chairs regarding each committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Board Meetings

During 2023, our Board of Directors held seven meetings. All directors attended at least 75% of the meetings of our Board, including committees on which they then served, during the period that they served.

Board Committees

Our Board of Directors has, and appoints members to, three standing committees: the Audit Committee, the Compensation and Stock Option Committee (the “Compensation Committee”), and the Executive Committee. The membership of these committees, as of August 13, 2024, is as follows:

Audit Committee	Compensation Committee	Executive Committee
W. Scott Davis*	Matthew T. Moroun*	Matthew T. Moroun*
Franklin H. McLarty	Joseph A. Vitiritto	Joseph A. Vitiritto
H. Pete Montaño
Michael D. Bishop

* Committee chairman

Audit Committee. We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee has four members. Each of the members of the Audit Committee is an independent director as independence for audit committee members is defined in the NASDAQ listing standards and the rules of the SEC. The Audit Committee has a charter that has been approved by our Board of Directors and is available on our website, at www.pamtransport.com under the caption of “Investors.”

The Audit Committee met six times in 2023. The Audit Committee assists our Board of Directors in overseeing our accounting and financial reporting process, internal controls and audit functions, and is directly responsible for the appointment, retention and compensation of our registered public accounting firm. Our Board of Directors has determined that Messrs. Davis and McLarty are each qualified as an audit committee financial expert, as that term is defined in the rules of the Securities and Exchange Commission (“SEC”). More information about the Audit Committee is included below under the heading “Audit Committee Report.”

Compensation Committee. Our Board of Directors has elected to appoint our Chairman of the Board and our CEO as the two members of our Compensation Committee based on our status as a “controlled company” under the NASDAQ Listing Rules. The Compensation Committee met two times in 2023. The Compensation Committee assists our Board of Directors in carrying out its responsibilities relating to compensation and benefits for our executive officers. The Compensation Committee’s responsibilities and authority include:

●	reviewing trends in management compensation and the competitiveness of our executive compensation programs;

●	overseeing development of new compensation plans, and approving or recommending for determination by our Board of Directors revisions of existing plans;

●	determining, or recommending for determination by our Board of Directors, the salaries, bonus and other compensation for executive officers and key employees other than our CEO;

●	reviewing and making recommendations concerning long-term incentive compensation plans, including equity-based plans;

●	to the extent eligible to do so, acting as the committee of our Board of Directors that administers equity-based plans, incentive compensation plans and employee benefit plans; and

●	reviewing and approving, or recommending to our Board of Directors for approval, compensation packages for new officers and severance arrangements for officers.

The full Board evaluates the performance of our CEO and determines the CEO’s salary, bonus and other compensation. The Board also determines the compensation of our directors and administers our equity-based compensation plans with respect to awards to our named executive officers and our directors.

If a member of a committee of our Board of Directors is absent from a meeting, the Bylaws give Board committees authority to unanimously appoint another member of our Board of Directors to act at the meeting in place of the absent committee member. While the Compensation Committee could use this authority, it has no plans to do so. The Compensation Committee has the authority to retain compensation consultants but does not currently use compensation consultants. The Compensation Committee operates without a written charter.

Executive Committee. The Executive Committee exercises the authority of our Board of Directors in accordance with the Bylaws between regular meetings of our Board. The Executive Committee met three times during 2023.

Director Nominating Process. Our Board does not have a nominating committee that nominates candidates for election to our Board. That function is performed by our Board of Directors. Each member of our Board participates in the consideration of director nominees. Our Board of Directors believes that it can adequately fulfill the functions of a nominating committee without having to appoint an additional committee to perform that function. Our Board of Directors believes that not having a separate nominating committee saves the administrative expense that would be incurred in maintaining such a committee, and saves time for directors who would serve on a nominating committee if it were established. As there is no nominating committee, we do not have a nominating committee charter.

At least a majority of our independent directors participate in the consideration of director nominees. These directors are independent, as independence for nominating committee members is defined in the NASDAQ listing standards. However, so long as the Company continues to be a controlled company (within the meaning of NASDAQ Rule 5615(c)(1)), the Board of Directors may be guided by the recommendations of the Company’s controlling shareholders in its nominating process. After discussion and evaluation of potential nominees, the full Board of Directors selects the director nominees.

Our Board will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to our Board of Directors in care of our Secretary, Tyler Majors, at Post Office Box 188, Tontitown, Arkansas 72770. Each recommendation should include a personal biography of the suggested nominee, a description of the background or experience that qualifies the person for consideration, and a statement that the person has agreed to serve if nominated and elected. If a shareholder desires to nominate a director candidate for election at the Annual Meeting but does not intend to recommend the candidate for consideration as part of the Board’s slate of director nominees, such shareholder must comply with the procedural and informational requirements described in Section 1.11 of our Bylaws. A copy of our Bylaws may be obtained upon written request to our Secretary.

Our Board has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by our Board of Directors. Generally, candidates have been known to one or more of our Board members. Our Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, our Board of Directors will consider the factors it believes to be appropriate, which would generally include the candidate’s independence, personal and professional integrity, business judgment, relevant experience and skills, including those related to transportation services, and potential to be an effective director in conjunction with the rest of our Board in collectively serving the long-term interests of our shareholders. Although our Board has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. Our Board of Directors does not evaluate potential nominees for director differently based on whether they are recommended to our Board by a shareholder.

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Board Diversity

The Board has determined that the Board as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of the Company. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify nominees whose backgrounds, attributes, and experiences, taken as a whole, will contribute to the high standards of Board service to the Company.

The table below highlights the current gender identity and demographic background of the members of the Board, in compliance with NASDAQ Listing Rule 5605:

Board Diversity Matrix (As of August 13, 2024)
Total Number of Directors	9
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	-	9	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	1	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	8	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Communications with Directors and Attendance at the Annual Meetings

Shareholders may communicate directly with our Board of Directors as a group by writing to our Board of Directors, care of the Secretary of PTSI, Post Office Box 188, Tontitown, Arkansas 72770. Our Secretary will review all of the correspondence and regularly forward to our Board of Directors a summary of the correspondence, and copies of all of the correspondence that, in his opinion, deals with the functions of our Board of Directors or any of its committees or that our Secretary otherwise determines requires the attention of our Board of Directors. Directors may at any time review a log of all of the correspondence that is addressed to our Board, and request copies of any and all of the correspondence.

Our Board of Directors has a policy of encouraging our directors to attend the annual meetings of the shareholders. In 2023, seven of our directors attended the Annual Meeting.

Code of Ethics

We have adopted a written code of ethics that applies to all our directors, officers and employees, including our CEO and our chief financial and accounting officer. We have posted a copy of our Code of Ethics on our website at www.pamtransport.com under the caption “Investors.” In addition, we intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the code.

Compensation Committee Interlocks and Insider Participation

In 2023, Messrs. Matthew T. Moroun and Joseph A. Vitiritto served as members of the Compensation Committee for the year as allowed under NASDAQ Rule 5615(c) based on the Company’s status as a controlled company. Mr. Vitiritto is currently President and CEO of the Company. Mr. Moroun is Chairman of the Board of Directors and our largest shareholder. Information regarding certain transactions between the Company and entities controlled by Mr. Moroun is provided in the section entitled “Transactions With Related Persons” on page 66 of this proxy statement. None of our executive officers serves or served as a director or member of the compensation committee of another entity in a case where an executive officer of such other entity serves or served as a director or member of our Compensation Committee.

Derivative Trading and Hedging

We have a policy that all Company directors, officers and other employees who possess material nonpublic information regarding the Company should refrain from trading in put and call options on the Company’s securities. We believe these types of hedging instruments create an enticement for abusive trading and can give the unwelcome appearance of betting against the Company.

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AUDIT COMMITTEE REPORT

Each current member of the Audit Committee is independent, as independence for audit committee members is defined in the NASDAQ listing standards and the rules of the SEC.

The Audit Committee’s primary purpose is to assist the Board of Directors in overseeing:

●	the accounting and financial reporting process;
●	audits of financial statements and internal control over financial reporting; and
●	internal control and audit functions.

In carrying out its responsibilities, the Audit Committee supervises the relationship between us and our independent auditor, including having direct responsibility for the auditor’s appointment, compensation and retention, reviewing the scope of its audit services, and approving audit and permissible non-audit services. The Audit Committee reviews and discusses the annual and quarterly financial statements, and reviews the activities of our internal audit function.

Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls and reporting to the Audit Committee on any significant deficiencies or material weaknesses that are found.

The Audit Committee discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), who is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, its judgments as to the quality and the acceptability of our financial reporting and such other matters as are required to be discussed with the Audit Committee under standards of the Public Company Accounting Oversight Board (“PCAOB”), including the matters required to be discussed pursuant to Auditing Standard 1301 (Communications with Audit Committees). The Audit Committee and Grant Thornton also reviewed management’s assessment included in management’s report on internal control over financial reporting and Grant Thornton’s opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023.

The Audit Committee has discussed with Grant Thornton the firm’s independence from management and us, and has received from Grant Thornton the written disclosures and letter required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence). The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining Grant Thornton’s independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2023, with both management and our independent registered public accounting firm. The Audit Committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

Audit Committee Members

W. Scott Davis, Chairman

Michael D. Bishop

Franklin H. McLarty

H. Pete Montaño

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on the review and discussion, the committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

Compensation Committee Members

Matthew T. Moroun, Chairman

Joseph A. Vitiritto

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our primary goal for the compensation of our executive officers is to create long-term value for our shareholders. Our compensation program is intended to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and create long-term value for our shareholders, while at the same time making efficient use of our resources. The compensation of our executive officers is designed to reward financial and operating performance, to align their interests with those of our shareholders, and to encourage them to remain with us.

Executive Officers of PTSI

Our current executive officers are Joseph A. Vitiritto and Lance K. Stewart.

Name	Age	Position	Years of Service
Joseph A. Vitiritto	53	President and Chief Executive Officer	4
Lance K. Stewart	55	Vice President of Finance, Chief Financial Officer and Treasurer	32

Joseph A. Vitiritto. Mr. Vitiritto, age 53, has served as President and Chief Executive Officer since August 2020. Prior to his employment with the Company, Mr. Vitiritto served as Senior Vice President of Pricing and Network Design for Knight-Swift Transportation Holdings, Inc. (“Knight-Swift”) since May 2019. Prior to assuming that role, Mr. Vitiritto served in various managerial capacities for Knight-Swift and its predecessor, Knight Transportation, Inc., beginning in 2003, including most recently as Senior Vice President of Operations – Swift Transition Team and Senior Vice President of Human Resources.

Lance K. Stewart. Mr. Stewart, age 55, has served as Vice President of Finance, Chief Financial Officer and Treasurer of the Company since April 2023. Mr. Stewart served as interim Chief Financial Officer and Treasurer in March 2023 and served as Vice President of Operations of the Company’s primary operating subsidiary, P.A.M. Transport, Inc., from 2020 to April 2023. He served as Vice President of Accounting of P.A.M. Transport from 2016 until 2020. Mr. Stewart previously served as Vice President of Finance, Chief Financial Officer, Secretary and Treasurer of the Company from 2010 until 2013 and as Vice President of Accounting and Controller of P.A.M. Transport from 2002 until 2010. He began his career with P.A.M. Transport in 1989 and served in various capacities before becoming Vice President of Accounting in 2002.

Named Executive Officers for 2023

Our “named executive officers” for 2023 consisted of our President and Chief Executive Officer, Joseph A. Vitiritto, our Vice President of Finance, Chief Financial Officer and Treasurer, Lance K. Stewart, and our former Vice President of Finance, Chief Financial Officer, Secretary and Treasurer, Allen W. West.

Elements of Compensation

We have three key elements of compensation: annual base salary, cash incentive compensation, and long-term equity incentives. Annual base salary is intended to attract and retain talented executives, and reward them for annual achievement. Cash incentive compensation is intended to motivate our executive officers to achieve specified financial results or superior performance. Long-term equity incentives are intended to align the interests of our executive officers with those of our shareholders by linking compensation to stock price appreciation. In addition, when the criteria for vesting of equity awards includes achieving specified financial results, the equity awards also serve the purpose of motivating our executive officers to achieve those results.

Determining Compensation

The Board of Directors has appointed our Chairman, Mr. Matthew T. Moroun, and our CEO, Mr. Joseph A. Vitiritto, to the Compensation Committee in accordance with the exemption from the compensation committee independence requirements for controlled companies under NASDAQ Rule 5615(c). Currently, the Compensation Committee determines the compensation for our officers and key employees other than the CEO, while the Board of Directors makes all decisions regarding the CEO’s compensation and approves the equity awards to the named executive officers.

In determining compensation for our executive officers, the Compensation Committee and the Board consider competitive market compensation paid by other companies, including truckload dry van carriers and other trucking companies, but do not attempt to maintain a specified target percentile within a peer group or otherwise rely on compensation paid by other companies to determine our executive compensation. The Compensation Committee and the Board review and evaluate many factors, including:

●	PTSI’s performance and growth;

●	financial measurements such as revenue, revenue growth, net operating income and operating ratio, and trends in those measurements;

●	leadership qualities;

●	ability to achieve strategic objectives;

●	scope and performance of business responsibilities;

●	management experience and effectiveness;

●	individual performance and performance as a management team;

●	current compensation arrangements; and

●	long-term potential to maintain and enhance value for our shareholders.

The Board members generally do not adhere to rigid formulas or react to short-term changes in business performance in determining the amount and mix of compensation elements but strive to achieve an appropriate mix between annual base salary, cash incentive compensation and long-term equity incentives to meet our objectives.

The Board members receive regular updates on our business results from management and review the quarterly financial statements and projections to assess whether executive compensation continues to be properly balanced with and supportive of our business objectives. The Board members may also review information, such as reported revenue, profit levels, market capitalization and disclosed governance practices, regarding comparably-sized companies in our industry to assess our comparative performance and organizational structure. The Board members use management updates and peer information as tools to evaluate the connection between executive compensation and our performance as a business. This information is reviewed in a subjective manner. There is no implied direct or formulaic linkage between peer information and our compensation decisions. The Board members take the view that a close connection between compensation and performance objectives encourages our executive officers to make decisions that will result in significant positive short-term and long-term returns for our business and our shareholders without providing an incentive either to take unnecessary risks or to avoid opportunities to achieve long-term benefits even though they may reduce short-term benefits for the executive officers, the business or our shareholders.

Based on this information, the Board members regularly evaluate both the short-term and long-term performance compensation for the executive officers to ensure alignment with our business objectives. The committee also works closely with management regarding long-term equity incentives, which emphasize shareholder returns while providing enhanced retention value for key executives.

Annual Cash Compensation

Base Salary. Each of our named executive officers receives an annual base salary as compensation for services performed during the year. The base salary for each named executive is established based on the scope of responsibilities, level of experience and expertise, and the ability to lead and direct the Company and achieve various financial and operational objectives. Our general compensation philosophy is to pay executive base salaries that are competitive with the salaries of executives in similar positions, with similar responsibilities, at comparable companies. We have not benchmarked our named executive officer base salaries against the base salaries at any particular company or group of companies. The base salaries of Messrs. Vitiritto, Stewart and West were established in accordance with their respective employment agreements subject to review and adjustment by the Compensation Committee or the Board, as applicable, on an annual basis after taking into account individual responsibilities, performance and expectations. The base salaries paid to our named executive officers in 2023 are set forth below in the “Summary Compensation Table” and the accompanying narrative disclosure.

Cash Incentive Compensation. The Compensation Committee’s and the Board’s practice is to award an annual cash bonus to each of the named executive officers as part of his annual compensation. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, and are based on individual performance and the Company’s performance. The Committee and the Board believe this practice provides an incentive for strong financial and operating performance and aligns the interests of management with the interests of our shareholders. Bonuses may be awarded on a discretionary basis or according to pre-determined performance metrics, goals and payout formulas.

Due to the challenging and uncertain operating environment that began in the latter half of 2022, the Board did not adopt or utilize an annual cash incentive plan for our executive officers based on predetermined performance metrics for 2023. For 2023, our Board awarded discretionary cash bonuses to Mr. Vitiritto and Mr. Stewart of $150,000 and $80,000, respectively, based on their efforts and leadership in achieving profitable operating results for fiscal year 2023 while navigating an extended freight recession and significant business disruptions from key customers due to the labor strikes at several automotive production facilities in the fourth quarter of 2023 and completing the integration of the former Metropolitan Trucking business acquired in 2022. The terms of these bonuses provided that 50.0% of the bonus was to be paid immediately, while the remaining 50.0% of the bonus will be paid in equal installments during each of the next two succeeding years, subject to continued employment with the company. The immediate portion of the bonus was paid in February 2024.

For 2022 and 2021, the annual cash bonuses awarded to our named executive officers and certain other key employees were determined based on an annual cash incentive plan approved by the Board in March 2021. This plan provided for cash bonuses and equity incentive awards to be determined based on the attainment of certain consolidated operating income performance targets. The potential overall incentive payments for 2022 varied from zero to 175% of base salary for Mr. Vitiritto and from zero to 130% of base salary for our former CFO, Mr. West, depending on the actual level of consolidated operating income achieved. A portion of the executive’s overall incentive award earned, if any, would be paid as a cash bonus and a portion would be paid in restricted shares of our common stock. Under the terms of the incentive plans, the cash bonus and restricted share amounts would increase incrementally based on the Company’s actual consolidated operating income level achieved, assuming a minimum operating income level was attained. For purposes of the plan, consolidated operating income was modified to exclude the impact of any cash bonus or stock compensation expense.

If the Company’s 2022 operating income exceeded the minimum threshold of $105 million, Mr. Vitiritto would receive a cash bonus representing 75%, 90% or 105% of his base salary, and Mr. West would receive a cash bonus representing 60%, 70% or 80% of his base salary, based on the actual operating income level achieved, with the maximum cash bonus amount being paid at an operating income of $135 million or higher. At the target operating income performance level of $125 million, Mr. Vitiritto and Mr. West would receive cash bonuses equal to 90% and 70%, respectively, of the executive’s base salary. The 2022 operating income performance target levels reflected a range of performance that the Board believed was attainable but uncertain, with the target and maximum operating income levels reflecting a significant achievement of a 25% to 35% increase over 2021 actual consolidated operating income.

In addition, if the Company achieved the target and maximum operating income performance levels for 2022, Mr. Vitiritto and Mr. West were eligible to receive additional discretionary “kicker” cash bonuses in amounts of up to approximately 35.2% and 17.6%, respectively, of an additional aggregate bonus pool for each such performance level under the incentive plan. The additional aggregate bonus pools for the target and maximum operating income performance levels were $400,000 and $800,000, respectively.

Notwithstanding the terms of Mr. Vitiritto’s employment agreement, the Board designated that the cash bonus amount earned, if any, under the incentive plan would be paid immediately following certification of the Company’s achievement of consolidated operating income exceeding the minimum performance level. For purposes of this incentive plan, the applicable base salary was the named executive officer’s base salary in effect as of December 31, 2022 of $610,220 for Mr. Vitiritto and $414,700 for Mr. West.

For 2022, the Company achieved consolidated operating income of $123.8 million, a 23.5% increase over 2021 consolidated operating income of $100.2 million. Excluding cash bonus and stock compensation expense, the Company’s consolidated operating income, as adjusted, for 2022 was $127.5 million. As a result of the Company exceeding the target operating income performance level under the plan, Mr. Vitiritto earned a cash bonus of $549,198 and Mr. West earned a cash bonus of $290,290 for 2022 under the incentive plan for 2022. In addition, based on their leadership in achieving the target operating income performance level despite challenging operating conditions during 2022, Mr. Vitiritto and Mr. West were awarded discretionary kicker bonuses of $140,625 and $70,311, respectively. These bonuses were paid in February 2023.

Under the Company’s annual cash and equity incentive plan for our named executive officers and certain other key employees for 2021, Mr. Vitiritto and Mr. West were eligible to receive overall incentive payments ranging from zero to 150% of base salary for Mr. Vitiritto and from zero to 90% of base salary for Mr. West, depending on the actual level of consolidated operating income achieved. The executive’s overall incentive award earned, if any, would be paid 60% as a cash bonus and 40% in restricted shares of our common stock.

If the Company’s 2021 operating income exceeded the minimum threshold of $35 million, Mr. Vitiritto would receive a cash bonus representing 30%, 45%, 60%, 75% or 90% of his base salary, and Mr. West would receive a cash bonus representing 18%, 30%, 39%, 48% or 54% of his base salary, based on the actual operating income level achieved, with the maximum cash bonus amount being paid at an operating income of $55 million or higher. At the target operating income performance level of $45 million, Mr. Vitiritto and Mr. West would receive cash bonuses equal to 60% and 39%, respectively, of the executive’s base salary.

For 2021, the Company achieved consolidated operating income of $100.2 million, a 295% increase over 2020 consolidated operating income of $33.9 million. Based on these results, Mr. Vitiritto earned a cash bonus of $505,674 and Mr. West earned a cash bonus of $217,339 under the incentive plan as a result of the Company exceeding the maximum operating income performance level under the plan. These bonuses were paid in January 2022.

In addition, during November 2021, in light of the Company’s record financial performance through the first three quarters of 2021, our Board awarded additional discretionary cash bonuses to Mr. Vitiritto and Mr. West in amounts that were to be determined following certification of the Company’s final full year results for 2021. Based on the 2021 year-end results, Mr. Vitiritto and Mr. West were awarded discretionary cash bonuses of $450,000 and $225,000, which were paid in January 2022.

Other Compensation

Long-Term Equity Incentives. Long-term equity incentives are awarded to our named executive officers as part of our overall compensation package. These awards are granted under our Amended and Restated Stock Option and Incentive Plan (the “Plan”), which was adopted by the Board of Directors in March 2014 and approved by our shareholders in May 2014. The Plan authorizes grants to our employees, directors, and consultants of awards of stock options, restricted stock, restricted stock units, stock appreciation rights, phantom stock units, and unrestricted common stock. A total of 3,000,000 shares of our common stock (as adjusted for the Company’s August 2021 and March 2022 2-for-1 forward stock splits), subject to adjustments, were reserved for the issuance of stock awards under the Plan. This Plan expired on March 13, 2024, and no further grants may be made under the Plan.

On February 15, 2024, the Board approved our 2024 Equity Incentive Plan (the “2024 Plan”), subject to the approval of our shareholders at our Annual Meeting. See “Proposal Two – Approval of the Company’s 2024 Equity Incentive Plan” on page 35 of this proxy statement. The 2024 Plan authorizes us to grant awards of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and unrestricted shares of common stock to our employees, officers and directors, as well as consultants and advisors. A total of 1,600,000 shares of our common stock, subject to adjustments, are reserved for the issuance of stock awards under the 2024 Plan. The 2024 Plan will be administered by our Board, which, at its discretion or as legally required, may delegate such administration to our Compensation Committee or one or more additional committees. If approved by our shareholders at the Annual Meeting, the 2024 Plan will expire on February 15, 2034.

The Compensation Committee and the Board believe that long-term equity incentives, such as stock options and restricted stock, are consistent with the Company’s philosophy and represent an additional vehicle for aligning management’s interests with the interests of our shareholders. The Compensation Committee and the Board currently believe that restricted shares are more effective than stock options in achieving the Company’s compensation objectives, as these grants are subject to less market volatility and are less dilutive to shareholders.

When determining the amount of long-term incentive grants to be awarded to our named executive officers, the Board members consider, among other factors, the business performance of the Company, the responsibilities and performance of the executive, and the performance of our stock price. The Board has historically granted long-term equity incentives to our named executive officers on a discretionary basis or in connection with an executive’s hiring or promotion. During 2021, the Board adopted a cash and equity incentive plan under which our named executive officers are eligible to receive cash bonuses and restricted shares representing a percentage of the executive’s base salary based on the attainment of consolidated operating income performance targets, assuming a minimum operating income level is attained. The Board believes this plan provides an enhanced long-term incentive for our executive officers, is consistent with a pay-for-performance approach and similar to incentive programs utilized by certain Company peers, and further aligns our management’s interests with those of our shareholders. Once the fiscal year is completed, the Board grants the restricted shares, if any, determined based on our actual performance for the fiscal year with such shares being subject to additional time-based vesting conditions. The Board did not adopt or utilize such an incentive plan for 2023; however, the Board did grant restricted shares to our named executive officers in February 2023 based on our fiscal year 2022 performance.

Under the terms of the plan for 2022, if the Company’s 2022 operating income exceeded the minimum threshold of $105 million, Mr. Vitiritto would receive restricted shares representing 25%, 50%, 60% or 70% of his base salary, and Mr. West would receive restricted shares representing 15%, 30%, 40% or 50% of his base salary, based on the actual operating income level achieved, with the maximum grant amount being issued at an operating income of $135 million or higher. At the target operating income performance level of $125 million, Mr. Vitiritto and Mr. West would receive restricted shares representing 60% and 40%, respectively, of the executive’s base salary. The restricted shares earned, if any, would be granted following completion of the 2022 performance year and vest in equal annual installments over a four-year period, subject to the employee’s continued service with the Company. For purposes of the plan, consolidated operating income excludes the impact of any cash bonus or stock compensation expense. Additional information regarding this plan is described above under “Annual Cash Compensation – Cash Incentive Compensation.”

The Company’s 2022 actual consolidated operating income was $127.5 million, excluding cash and stock bonus compensation expense of $3.7 million. In February 2023, as a result of the Company exceeding the target operating income performance level under the plan for fiscal year 2022, the Board granted 12,938, 5,862, and 2,420 restricted shares of our common stock to Messrs. Vitiritto, West and Stewart, respectively. These shares vest in four equal annual installments beginning on the first anniversary of the grant date.

Under the terms of the plan for 2021, if the Company’s 2021 operating income exceeded the minimum threshold of $35 million, Mr. Vitiritto would receive restricted shares representing 20%, 30%, 40%, 50% or 60% of his base salary, and Mr. West would receive restricted shares representing 12%, 20%, 26%, 32% or 36% of his base salary, based on the actual operating income level achieved, with the maximum grant amount being issued at an operating income of $55 million or higher. At the target operating income performance level of $45 million, Mr. Vitiritto and Mr. West would have received restricted shares representing 40% and 26%, respectively, of the executive’s base salary. The restricted shares earned, if any, would vest in equal annual installments over the four-year period following completion of the 2021 performance year, subject to the employee’s continued service with the Company.

Based on the Company’s 2021 consolidated operating income of $100.2 million, under the terms of the incentive plan, Mr. Vitiritto was awarded 8,690 restricted shares of our common stock and Mr. West was awarded 3,734 restricted shares of our common stock, which represented achievement of the maximum operating income performance level under the plan. These restricted shares were granted to our officers in February 2022 and vest in equal annual installments over the four-year period following the grant date.

We did not grant any stock options to our executive officers in 2023, 2022 or 2021.

All share amounts set forth above reflect the Company’s August 2021 and March 2022 2-for-1 forward splits of its common stock paid in the form of 100% stock dividends. All unvested restricted shares granted to Mr. West were forfeited upon his resignation from the Company effective in June 2023.

Retirement and Health Benefits. We sponsor a retirement savings plan for all of our eligible employees, including our executive officers. The plan qualifies under section 401(k) of the Internal Revenue Code of 1986, as amended. This plan allows eligible employees to make tax deductible contributions to the plan. We make employer matching contributions to the plan for each eligible employee. The matching contributions are 50% of each participating employee’s voluntary contribution up to 3% of the participant’s compensation. These matching contributions vest at the rate of 20% each year until fully vested after five years.

We offer health, vision and dental insurance to our executive officers.

Perquisites. Our policy is to provide minimal, if any, perquisites to our executive officers. This helps set an example for all employees that personal expenses are not payable from company funds and helps to control expenses. We did not provide any perquisites to our executive officers in 2023.

Post-Employment Compensation. We do not provide a defined benefit pension plan or generally provide post-retirement health insurance coverage for our executive officers or any of our other employees. We do not offer deferred compensation plans, and do not have agreements that provide compensation to our executive officers based upon the occurrence of a change in control of PTSI. However, our executive officers would be entitled to receive certain compensation if we terminate employment based on a determination that such termination would be in our best interest. See “Payments Upon Termination or Change In Control – Payments Upon Termination Based on Our Best Interest” for more information regarding such payments.

On July 10, 2023, we entered into a separation and consulting agreement, dated as of July 7, 2023, with Mr. West, who resigned from the Company effective June 8, 2023. Under the terms of the agreement, Mr. West agreed to make himself available to advise senior management and consult with us as we may reasonably request from time to time for a one-year period for a monthly consulting fee of $35,771.67. We also agreed to provide health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) during his consulting period, unless he becomes eligible for executive benefits from a subsequent employer. In recognition of his contributions to the Company, and in consideration of the covenants contained in the agreement and the accompanying release, we agreed to pay Mr. West a cash bonus in the aggregate amount of $1,250,000, payable in five equal semi-annual installments beginning six months after the agreement becomes effective. In addition, we agreed to repurchase the shares of our common stock owned by Mr. West (excluding his unvested restricted shares of common stock which were forfeited upon his resignation) at the closing market price per share of our common stock on the effective date of the agreement. These payments and benefits are subject to Mr. West having not revoked a customary release of claims in favor of the Company and his compliance with terms and conditions of the separation and consulting agreement. Mr. West is also subject to restrictive covenants with respect to the confidentiality of our proprietary information and the non-solicitation of employees or business that is competitive with our business or that of certain affiliated companies under common ownership with us for a 12-month period following the effective date of his resignation from the Company. The agreement also contains customary cooperation and mutual non-disparagement provisions.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s chief executive officer, chief financial officer or certain of the company’s other most highly compensated executive officers. Historically, there was an exception to this $1 million limitation for compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (compensation paid only if the individual’s or the company’s performance meets pre-established objective goals based on performance criteria approved by the shareholders), and compensation paid to the chief financial officer was excluded from the $1 million limit. Effective January 1, 2018, the Tax Cuts and Jobs Act eliminated the exception for performance-based compensation, and the chief financial officer’s compensation is no longer excluded. The amendments to Section 162(m) include a grandfather clause applicable to compensation paid pursuant to a written binding contract in effect on November 2, 2017 that is not materially modified after such date. We periodically review the potential consequences of Section 162(m) but do not have a specific policy to structure the compensation for our executive officers so that it will not be subject to the deduction limitations of Section 162(m).

Share Ownership Guidelines

We do not have stock ownership requirements for our executive officers.

Role of Executive Officers in the Compensation Process

The elements of executive compensation are discussed at meetings of the Compensation Committee and the Board, with significant input from our Chairman of the Board and our CEO. Annual base salary is generally determined annually but may be determined for a multi-year period at the time that employment agreements are negotiated with our executive officers, if applicable. Cash incentive compensation and other bonuses and forms of stock-based compensation are discussed from time to time, but there is no set schedule for making determinations regarding these types of compensation. The committee and the Board retain considerable flexibility in deciding when to address these matters. In making its compensation decisions, the Board members will usually seek input from the executive officers. However, the Board makes the final decisions on compensation of our CEO and on equity awards to our executive officers, and the committee makes the final decisions on other compensation to our executive officers. The committee is authorized to utilize compensation consultants. Neither the committee nor the Board utilized a compensation consultant regarding 2023 executive compensation.

Shareholder Approval of the Company’s Compensation Programs

At our 2023 Annual Meeting of Shareholders, we held an advisory vote on the compensation of our named executive officers, commonly referred to as “say on pay.” Our shareholders overwhelmingly approved the “say on pay” resolution presented with more than 90% of the shares represented in person or by proxy at the meeting and more than 99% of votes cast voting to approve our executive compensation. The Compensation Committee and the Board reviewed and considered these voting results in determining the Company’s compensation policies and decisions and, given the strong level of support, determined that these policies and decisions are appropriate and in the best interests of the Company and its shareholders at this time. At our 2023 Annual Meeting of Shareholders, over 85% of the shares voted (excludes abstentions and broker non-votes) were in favor of our recommendation to hold the “say on pay” vote every three years. The next shareholder vote on the frequency of future “say on pay” votes is scheduled for 2029.

Summary Compensation Table

The following table provides information regarding the compensation earned by the Company’s named executive officers for the three years ended December 31, 2023.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
		($)	($) (1)	($) (2)	($) (2)	($) (3)	($)(4)	($)
Joesph A. Vitiritto	2023	616,085	150,000	366,145	-	-	-	1,132,230
President and Chief Executive Officer	2022	577,670	140,625	337,116	-	549,198	-	1,604,609
	2021	540,440	450,000	-	-	505,674	-	1,496,114

Lance K. Stewart	2023	344,840	80,000	68,486	-	-	-	493,326
Vice President of Finance, Chief Financial Officer and Treasurer

Allen W. West	2023	205,255	-	165,895	-	-	219,961	591,111
Former Vice President of Finance, Chief Financial Officer, Secretary and Treasurer	2022	414,230	70,311	144,879	-	290,290	-	919,710
	2021	389,934	225,000	-	-	217,339	-	832,273

(1)

The amounts shown for 2023 represent discretionary cash bonuses that were awarded and paid at the rate of 50% during February 2024 with the remaining 50% being paid at the rate of 25% of the bonus amount awarded during each of the next two years. The amounts shown for 2022 represent discretionary cash bonuses paid in February 2023. The amounts shown for 2021 represent discretionary cash bonuses paid in January 2022.

(2)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the aggregate grant date fair value computed in accordance with the provisions of FASB ASC Topic 718. The stock awards granted to Mr. West during 2023 and all unvested shares from prior stock awards granted to Mr. West were forfeited upon his resignation from the Company effective June 8, 2023.

(3)	Amounts shown for 2022 and 2021 represent cash bonuses earned under a short-term incentive plan that were paid in February 2023 and January 2022, respectively.

(4)	The amount shown for Mr. West for 2023 includes $214,630 in consulting fees and $5,331 for COBRA benefits paid following his resignation from the Company.

Employment Agreements

Joseph A. Vitiritto. On August 4, 2020, we entered into an employment agreement with our President and CEO, Mr. Vitiritto. Pursuant to the agreement, the Company agreed to pay Mr. Vitiritto an initial annual salary of $530,036 and a cash bonus for fiscal year 2020 of $328,500, payable in December 2020 or January 2021. In addition, he received a grant of 160,000 (split-adjusted) restricted shares of common stock of the Company which vest in installments of 20,000 shares each in 2022, 2023, 2024 and 2027 and 40,000 shares each in 2025 and 2026, subject to his continued employment or retirement after reaching age 65. Under the terms of the agreement, Mr. Vitiritto’s performance will be reviewed annually for changes in base salary. Mr. Vitiritto currently earns an annual salary of $628,160. In addition, the agreement provides that Mr. Vitiritto is eligible to earn an annual cash bonus as determined by the Board. The terms of the agreement provide that such bonus will be paid in five annual installments of 20% each beginning in the year following the year in which the bonus is earned, subject to his continued employment or retirement after reaching age 65.

Notwithstanding the terms of Mr. Vitiritto’s employment agreement, our Board has elected to pay Mr. Vitiritto’s bonus amounts earned since fiscal year 2021 either in full following completion of the performance period or in larger installments than prescribed by the employment agreement. See “Annual Cash Compensation – Cash Incentive Compensation” for more information regarding Mr. Vitiritto’s bonus awards.

The employment agreement includes provisions regarding termination of employment and his non-compete, non-solicitation and confidentiality obligations to the Company.

Lance K. Stewart. On July 7, 2023, we entered into an employment agreement with our Vice President of Finance, Chief Financial Officer and Treasurer, Mr. Stewart, effective as of March 13, 2023. Pursuant to the agreement, the Company agreed to pay Mr. Stewart an initial annual salary of $378,560. Mr. Stewart currently earns an annual salary of $391,560. Under the terms of the agreement, Mr. Stewart’s performance will be reviewed annually for changes in base compensation and bonus. The employment agreement includes provisions regarding termination of employment and his non-compete, non-solicitation and confidentiality obligations to the Company.

Our executive officers may participate in bonus and other incentive plans that are approved from time to time by our Board of Directors or Compensation Committee. The executive officers are also entitled to any fringe benefits that we may provide for our employees in the normal course of our business.

Allen W. West. On March 7, 2019, we entered into an employment agreement with our former Vice President of Finance, Chief Financial Officer, Secretary and Treasurer, Mr. West, effective as of January 1, 2019. Pursuant to the agreement, the Company agreed to pay Mr. West an initial annual salary of $335,140. Under the terms of the agreement, Mr. West’s performance was reviewed annually for changes in base compensation and bonus. Mr. West’s annual base salary for 2023 was $429,260. The employment agreement includes provisions regarding termination of employment and his non-compete, non-solicitation and confidentiality obligations to the Company.

On July 10, 2023, we entered into a separation and consulting agreement with Mr. West, dated as of July 7, 2023. Pursuant to the agreement, Mr. West agreed to make himself available to advise senior management and consult with us as we may reasonably request from time to time for a one-year period for a monthly consulting fee of $35,771.67. We also agreed to provide health insurance coverage under COBRA during the consulting period, unless he becomes eligible for executive benefits from a subsequent employer. In recognition of his contributions to the Company, and in consideration of the covenants contained in the agreement and the accompanying release, we agreed to pay Mr. West a cash bonus in the aggregate amount of $1,250,000, payable in five equal semi-annual installments beginning six months after the agreement became effective. The initial bonus installment payment was made in February 2024. These payments and benefits are subject to Mr. West having not revoked a customary release of claims in favor of the Company and his compliance with terms and conditions of the agreement. In addition, pursuant to the agreement, in July 2023 we repurchased all of Mr. West’s vested and outstanding shares of our common stock at the closing market price per share of our common stock on the effective date of the agreement. See “Transactions with Related Persons” on page 66 of this proxy statement for additional information regarding this stock purchase.

The separation and consulting agreement requires Mr. West to comply with certain restrictive covenants with respect to the confidentiality of our proprietary information and the non-solicitation of employees or business that is competitive with our business or that of certain affiliated companies under common ownership with us for a 12-month period following the effective date of his resignation from the Company. The agreement also contains customary cooperation and mutual non-disparagement provisions.

Additional information regarding the non-compete, non-solicitation and confidentiality obligations of our named executive officers is discussed below under the heading “Payments Upon Termination or Change in Control.”

Grants of Plan-Based Awards

The following table shows all plan-based awards granted to the named executive officers during fiscal year 2023. No stock options were granted to our executive officers during 2023. Our 2014 Amended and Restated Stock Option and Incentive Plan expired on March 13, 2024, and no further grants may be made under the Plan. Subject to the approval of our shareholders at the Annual Meeting, a total of 1,600,000 shares of our common stock are reserved for the issuance of stock awards under the 2024 Equity Incentive Plan. See “Proposal Two – Approval of the Company’s 2024 Equity Incentive Plan” on page 35 of this proxy statement.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units		All Other Option Awards: Number of Securities Under- lying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
		($)	($)	($)	(#)	(#)	(#)	(#) (1)		(#)	($/Sh)	($) (2)
Joseph A. Vitiritto	2/9/2023	-	-	-	-	-	-	12,938		-	-	366,145

Lance K. Stewart	2/9/2023	-	-	-	-	-	-	2,420		-	-	68,486

Allen W. West	2/9/2023	-	-	-	-	-	-	5,862	(3)	-	-	165,895

(1)

These awards represent restricted shares of common stock granted according to our cash and equity incentive plan based on actual 2022 operating income performance, as discussed above under “Compensation Discussion and Analysis – Annual Cash Compensation” on page 17 of this proxy statement. These restricted shares vest in four equal annual installments beginning on February 9, 2024.

(2)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the aggregate grant date fair value computed in accordance with the provisions of FASB ASC Topic 718.

(3)	These shares were forfeited by Mr. West upon his resignation from the Company in June 2023.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2023, regarding equity awards for each of the named executive officers.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Joseph A. Vitiritto	-	-	-	-	-	120,000	(2)	2,493,600	-	-
	-	-	-	-	-	6,517	(3)	135,423	-	-
	-	-	-	-	-	12,938	(4)	268,852	-	-
Lance K. Stewart	-	-	-	-	-	1,428	(5)	29,674	-	-
	-	-	-	-	-	13,332	(6)	277,039	-	-
	-	-	-	-	-	1,948	(7)	40,479	-	-
	-	-	-	-	-	2,420	(4)	50,288	-	-
Allen W. West	-	-	-	-	-	-		-	-	-

(1)	Based on the closing market price of $20.78 per share of PTSI’s common stock as reported on the NASDAQ Global Market on December 29, 2023.
(2)	These shares will vest in installments of 20,000 shares each on August 18 in 2024 and 2027 and 40,000 shares each on August 18 in 2025 and 2026.
(3)	These shares will vest in installments of 2,173 on February 9, 2024 and 2,172 shares each on February 9, 2025 and 2026.
(4)	These shares will vest in four equal installments of 25% each beginning on February 9, 2024.
(5)	These shares vested in their entirety on January 3, 2024.
(6)	These shares vested in their entirety on August 4, 2024.
(7)	These shares will vest in installments of 650 shares on February 9, 2024 and 649 shares each on February 9, 2025 and 2026.

Options Exercised and Stock Vested

The following table contains information about stock options exercised and restricted stock awards vested by each of our named executive officers during 2023.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise ($)	Number of shares acquired on vesting	Value realized on vesting ($)
Joseph A. Vitiritto	-	-	22,173	506,096
Lance K. Stewart	-	-	650	18,395
Allen W. West	-	-	934	26,432

Payments Upon Termination or Change In Control

Generally, employment agreements and certain of our stock award agreements that we enter into with any of our executive officers provide for payments that may be made to the executive officers following termination of their employment. The potential payments under our employment agreements with our executive officers and other payments to which our executive officers are entitled upon termination are discussed below and quantified in the tables that follow. We do not have any agreements or plans that provide for payments to any of our executive officers based on the occurrence of a change in control of the Company.

No Payments If There Is a Termination for Just Cause

In the event that one of our executive officers is terminated for just cause, including conviction of a crime, moral turpitude, gross negligence in the performance of duties, intentional failure to perform duties, insubordination, or dishonesty, we would have no obligation to pay base salary or benefits beyond the last day worked.

Payments Upon Death

In the event of the death of one of our executive officers, we would pay the executive officer his base salary through the date of death. Upon death, Mr. Vitiritto and Mr. Stewart would be entitled to receive any bonus earned but not yet paid.

Payments Upon Disability

In the event that an executive officer becomes disabled and is unable to perform his duties, we may terminate his employment. If the executive officer’s employment is terminated due to disability, the employment agreements provide that he would be entitled to receive his base salary and benefits for three months following the date of disability and any bonus earned but not yet paid.

Payments Upon Termination Based on Our Best Interest

In the event that an executive officer is terminated by our Board of Directors based upon a determination that such action would serve the Company’s best interest, we would generally have no obligation to pay base salary or benefits beyond the last day worked. However, Mr. Vitiritto would be entitled to receive base salary and COBRA benefits for a period of 60 weeks. Mr. Stewart would be entitled to receive base salary for a period of four months following the termination of employment in the Company’s best interest. If the Board of Directors elects to extend Mr. Stewart’s covenant not to compete for one year, Mr. Stewart would be entitled to receive base salary for a period of 12 months.

Payments Upon Resignation, Including Retirement

Our executive officers have the right to resign by providing written notice of the intent to resign. Mr. Vitiritto must provide six months’ written notice, and Mr. Stewart must provide four months’ written notice. Following such notice, we may terminate the executive’s employment before the end of the notice period. In the event an officer resigns with the required notice or is terminated following such notice, the executive officer is entitled to receive base salary through the end of the notice period. If Mr. Vitiritto retires after age 65, he is entitled to any residual bonus amounts earned but not yet paid. Mr. West was required under his employment agreement to provide three months’ written notice. He notified the Company on March 8, 2023 of his intention to resign from his positions with the Company. On March 13, 2023, our Board of Directors appointed Mr. Stewart as interim Chief Financial Officer and Treasurer, and on April 3, 2023, the Board appointed him Vice President of Finance, Chief Financial Officer and Treasurer. Mr. West remained in an advisory role with the Company until June 8, 2023. We entered into a separation and consulting agreement with Mr. West on July 10, 2022. Information regarding the terms of this agreement and the payments to which Mr. West was entitled under the agreement is discussed below under “Separation and Consulting Agreement with Mr. West.”

Obligations of Executive Officers

Under our existing employment agreements and certain restricted stock award agreements, our executive officers have agreed not to compete with, or solicit or retain business that is competitive with, our business, or that of specified affiliates under common ownership with us for a specified period after employment with us terminates. The duration of the non-compete period is one year for Mr. Vitiritto and six months for Mr. Stewart. We have the right to extend the non-compete period for Mr. Stewart for an additional 12 months, in which case Mr. Stewart will be entitled to receive his monthly base salary for the full extended period. In addition, Mr. Stewart has agreed not to solicit or accept business that is competitive with us or certain of our affiliates for two years after his employment with us terminates. In the event that Mr. Stewart were terminated because such termination is in the best interest of the Company, his employment agreement provides that the duration of his covenant not to solicit or accept competitive business will be for a period of four months and can be extended for one year, in which case Mr. Stewart will be entitled to receive base salary for a period of 12 months. Mr. Vitiritto and Mr. Stewart have also agreed that they will not, for a period of 24 months after termination, encourage, solicit or otherwise attempt to persuade any of our employees or any employees of the specified affiliates to leave our employment or employment with the specified affiliates. If an executive officer were to hire an employee from us or a specified affiliate during the restricted period, the executive officer has agreed to pay us or our affiliate 30% of the employee’s first year’s gross compensation. Under the employment agreements, our executive officers have also agreed to maintain the confidentiality of our proprietary information.

Stock Awards

The terms of the award agreements for the restricted shares granted to Messrs. Vitiritto and Stewart provide that all unvested shares will be forfeited at the time of termination. However, upon termination of the executive’s continuous service due to the executive’s voluntary retirement after reaching age 65, the Compensation Committee or the Board may, in its discretion, accelerate the vesting of any unvested shares of restricted stock. The terms of both the February 2022 and February 2023 awards to Messrs. Vitiritto and Stewart also provide that the Company will be entitled to recover an amount equal to 60% of the value realized under the award if the executive violates the non-compete and non-solicitation covenants in his employment agreement.

Separation and Consulting Agreement with Mr. West.

Under the terms of the separation and consulting agreement we entered into with Mr. West in July 2023, Mr. West agreed to make himself available to advise senior management and consult with us as we may reasonably request from time to time for a one-year period for a monthly consulting fee of $35,771.67. We also agreed to provide health insurance coverage under COBRA during the consulting period, unless he becomes eligible for executive benefits from a subsequent employer. In recognition of his contributions to the Company, and in consideration of the covenants contained in the agreement and the accompanying release, we agreed to pay Mr. West a cash bonus in the aggregate amount of $1,250,000, payable in five equal semi-annual installments beginning six months after the agreement becomes effective. We also agreed to repurchase the shares of our common stock owned by Mr. West (excluding his unvested restricted shares of common stock which were forfeited upon his resignation) at the closing market price per share of our common stock on the effective date of the agreement. These payments and benefits are subject to Mr. West having not revoked a customary release of claims in favor of the Company and his compliance with terms and conditions of the agreement.

Mr. West is also subject to restrictive covenants with respect to the confidentiality of our proprietary information and the non-solicitation of employees or business that is competitive with our business or that of certain affiliated companies under common ownership with us for a 12-month period following the effective date of his resignation from the Company. The separation and consulting agreement also contains customary cooperation and mutual non-disparagement provisions.

Tables of Payments Upon Termination of Employment

The following tables provide information regarding amounts paid or payable to each of our named executive officers in connection with a termination of employment. The amounts shown for Mr. Vitiritto and Mr. Stewart assume that termination of employment was effective as of December 31, 2023, the last business day of our 2023 fiscal year, and include estimates of the amounts that would be paid. The actual amounts would only be determined upon an officer’s termination of employment. The amounts shown for Mr. West reflect the actual amounts paid or payable in connection with his resignation.

	Joseph A. Vitiritto
Benefits and Payments Upon Termination	Just Cause ($)	Death ($)	Disability ($)	Best Interest of the Company ($)(1)	Resignation ($)(2)	Retirement ($)
Base Salary (3)	-	-	157,040	724,800	314,080	-
Annual Bonus (4)	-	150,000	150,000		-	-
All Other Compensation	-	-	-	-	-	-

Total:	-	150,000	307,040	724,800	314,080	-

(1)	Mr. Vitiritto is entitled to receive his base salary and COBRA benefits for a period of 60 weeks following termination in the best interest of the Company.

(2)	Assumes Mr. Vitiritto’s employment was terminated by the Company immediately following receipt of notice of his intent to resign.

(3)	These amounts would be paid in equal installments in accordance with the Company’s regularly scheduled payroll periods.

(4)	Upon death or disability, Mr. Vitiritto would be entitled to receive any bonus amounts earned but not yet paid.

	Lance K. Stewart
Benefits and Payments Upon Termination	Just Cause ($)	Death ($)	Disability ($)	Best Interest of the Company ($)(1)	Resignation ($)(2)	Retirement ($)
Base Salary (3)	-	-	94,640	567,840	123,760	-
Annual Bonus (4)	-	80,000	80,000	-	-	-
All Other Compensation	-	-	-	-	-	-

Total:	-	-	174,640	567,840	123,760	-

(1)

Mr. Stewart is entitled to receive his base salary for a period of four months following termination in the best interest of the Company, unless the Board of Directors elects to extend his covenant not to solicit competitive business to up to one year from his termination date or his covenant not to compete to up to 18 months from his termination date, in which case he will be entitled to receive his base salary for the extended non-solicitation or non-competition period, as applicable. This calculation assumes that the Board of Directors would elect to extend Mr. Stewart’s covenants not to compete or solicit competitive business for the full extension periods, and thus he would be entitled to receive his base salary for 18 months following termination. If these options are not exercised, the amount owed to Mr. Stewart for termination in the best interest of the Company would be $123,760.

(2)	Assumes Mr. Stewart’s employment is terminated by the Company immediately following receipt of notice of his intent to resign.

(3)	These amounts would be paid in equal installments in accordance with the Company’s regularly scheduled payroll periods.

(4)	Upon death or disability, Mr. Stewart would be entitled to receive any bonus amounts earned but not yet paid.

	Allen W. West
Benefits and Payments Upon Termination	Just Cause ($)	Death ($)	Disability ($)	Best Interest of the Company ($)	Resignation ($)(1)	Retirement ($)
Base Salary	-	-	-	-	-	-
Annual Bonus	-	-	-	-	-	-
All Other Compensation	-	-	-	-	2,331,474	-

Total:	-	-	-	-	2,331,474	-

(1)

This amount reflects the aggregate amounts paid or payable to Mr. West under his separation and consulting agreement, including consulting fees of $429,260, estimated payments for COBRA benefits of $10,662, a special cash bonus in the aggregate amount of $1,250,000, and the purchase price of $641,552 paid for the purchase of 24,934 shares of our common stock from Mr. West in July 2023.

Pay Versus Performance

The following table sets forth information regarding the compensation of our named executive officers (“NEOs”) for the fiscal years ended December 31, 2021, 2022 and 2023, and our financial performance for each such fiscal year:

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(4)	Net Income (In thousands) ($)(5)
2023	1,132,230	252,742	542,218	(11,014)	170	18,416
2022	1,604,665	138,164	919,710	731,773	211	90,672
2021	1,496,114	5,217,714	832,273	1,114,445	290	76,516

(1)	Represents the total compensation of our principal executive officer (PEO), Joseph A. Vitiritto, as reported in the Summary Compensation Table for each year indicated.

(2)	The amount reported in this column for each year indicated is calculated as follows:

[The table follows on the next page.]

Reconciliation of PEO/Non-PEO NEOs		PEO			Non-PEO NEOs
SCT Total and Compensation Actually Paid.		2023	2022	2021	2023	2022	2021
	Total Compensation as reported SCT	$1,132,230	$1,604,665	$1,496,114	$542,218	$919,710	$832,273
Subtract	Pension values reported in SCT for covered fiscal year	—	—	—	—	—	—
Subtract	Fair value of equity awards granted during covered fiscal year	(366,145)	(337,172)	—	(117,190)	(144,879)	—
Add	Pension value attributable to covered fiscal year’s service and any change in pension value attributable to plan amendments made in the covered year	—	—	—	—	—	—
Add	Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year - valued at year-end	268,852	225,071	—	86,050	96,711	—
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year - valued on date of vesting	—	—	—	—	—	—
Add	Dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year	—	—	—	—	—	—
Add/Subtract	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	(714,010)	(1,345,400)	3,721,600	(109,670)	(82,768)	162,892
Add/Subtract	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	(68,185)	(9,000)	—	1,901	(57,000)	119,280
Subtract	Fair value of awards forfeited in current fiscal year determined at end of prior fiscal year	—	—	—	(414,322)	—	—
Equals	Compensation Actually Paid to PEO/Non-PEO NEOs	$252,742	$138,164	$5,217,714	$(11,014)	$731,773	$1,114,445

(3)

Represents the total compensation of our only other NEO for 2021 and 2022, Allen W. West, and the average of the total compensation of each of our other NEOs during 2023, Lance K. Stewart and Allen W. West, as reported in the Summary Compensation Table for each year indicated.

(4)

Represents the cumulative three-year total return to shareholders of our common stock and assumes that the value of the investment was $100 on December 31, 2020. The Company did not issue any dividends during 2021, 2022 or 2023. The stock price performance included in this column is not necessarily indicative of future stock price performance.

(5)	Represents our reported net income for each year indicated.

Relationship Between Compensation Actually Paid to our NEOs and Company Performance

The following graphs show the relationship between the compensation actually paid to our PEO and our other NEOs to our total shareholder return and net income over the three fiscal years ending December 31, 2023 as reported in the table above:

[The graphs follow on the next page.]

Compensation Actually Paid vs. Cumulative Total Shareholder Return
Compensation Actually Paid (in thousands)
Company Cumulative Total Shareholder Return
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
$350
$300
$250
$200
$150
$100
$50
$0
$5,218
$290
$211
$170
$1,114
$732
$138
$253
-$11
2021
2022
2023
COMP. Actually Paid to CEO
Average Comp. Actually Paid to Other NEOs
Company Cumulative TSR

Compensation Actually Paid vs. Net Income
Compensation Actually Paid (in thousands)
Net Income (in thousands)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$5,218
$76,516
$90,672
$1,114
$732
$253
$18,416
$138
-$11
2021
2022
2023
COMP. Actually Paid to CEO
Average Comp. Actually Paid to Other NEOs
Net Income

Director Compensation for 2023

The following table provides information about the compensation of our directors for the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
(1)	($)	($) (2)	($)	($)	($)	($)	($) (2)

Michael D. Bishop	55,000	-	-	-	-	-	55,000
Frederick P. Calderone	50,000	-	-	-	-	-	50,000
W. Scott Davis	65,000	-	-	-	-	-	65,000
Edwin J. Lukas	50,000	-	-	-	-	-	50,000
Franklin McLarty	40,000	14,993	-	-	-	-	54,993
H. Pete Montaño	45,000	9,987	-	-	-	-	54,987
Matthew J. Moroun	35,000	14,993	-	-	-	-	49,993
Matthew T. Moroun	90,000	14,993	-	-	-	-	104,993

(1)

Our CEO and President, Mr. Vitiritto, who is also a director, has been omitted from this table because he receives no additional compensation for serving on our Board of Directors. Mr. Vitiritto’s compensation is included in the Summary Compensation Table.

(2)

The amounts shown represent the compensation expense that we recognized in 2023, determined in accordance with FASB ASC Topic 718 for shares of our common stock issued to our non-employee directors, who have the option to elect stock in lieu of cash for a portion of their compensation. The grant date fair value of $23.95 for these shares was determined based on the closing price on May 8, 2023.

Compensation Arrangements for Non-employee Directors

Director compensation is determined by our Board of Directors. For 2023, we paid our non-employee directors an annual retainer of $50,000, paid in two equal semiannual installments, with the option to elect to receive up to $15,000 of the first annual retainer installment in unrestricted shares of common stock in lieu of cash, valued based on the closing price of our common stock on May 8, 2023, the date of issuance. The Chairman of the Board, which is a non-officer position, was paid an annual retainer of $100,000, and the chairmen of our Audit Committee and Compensation Committee were paid additional annual retainers of $15,000 and $5,000, respectively. Members of our Audit Committee, other than the chairman, were paid an additional annual retainer of $5,000. We reimburse our directors for expenses that they incur in attending Board and committee meetings, including expenses for food, lodging and transportation.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under the proxy rules of the SEC, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

The following table sets forth certain information as of August 13, 2024, regarding beneficial ownership of our Common Stock by: (i) each person who is known to us to own beneficially more than 5% of our Common Stock; (ii) each of our directors and nominees; (iii) each of the named executive officers in the Summary Compensation Table of this proxy statement; and (iv) the total for our current directors and executive officers as a group.

Name or Group of Beneficial Owner	Shares Owned	Shares Held in Trust	Shares Vesting Within 60 Days	Shares Beneficially Owned (1)	Percent of Class (2)
5% Shareholders:
Dimensional Fund Advisors LP (3)	1,351,428	-	-	1,351,428	6.21%
Directors and Named Executive Officers:
Michael D. Bishop	3,234	-	-	3,234	*
Frederick P. Calderone (4)	10,636	-	-	10,636	*
W. Scott Davis	56,196	-	-	56,196	*
Edwin J. Lukas	5,082	-	-	5,082	*
Franklin H. McLarty	8,962	-	-	8,962	*
H. Pete Montaño	4,098	-	-	4,098	*
Matthew J. Moroun (5)	3,604	-	-	3,604	*
Matthew T. Moroun (6)	-	16,001,896	-	16,005,500	73.52%
Joseph A. Vitiritto (7)	27,215	-	20,000	47,215	*
Lance K. Stewart	10,793	-	-	10,793	*
Allen W. West	-	-	-	-	*
Directors and executive officers as a group	129,820	16,001,896	20,000	16,151,716	74.12%
Total Outstanding Shares as of August 13, 2024					21,771,504

*	Denotes less than one percent.

(1)

The number of shares beneficially owned includes any shares over which the person has sole or shared voting power or investment power and also any shares that the person can acquire within 60 days of August 13, 2024, through the exercise of any stock option or other right, as well as any unvested shares pursuant to restricted stock awards that vest within 60 days of August 13, 2024. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his spouse) over the shares set forth in the table.

(2)

The percentages shown are based on the 21,771,504 shares of our common stock outstanding as of August 13, 2024, plus the number of shares that the named person or group has the right to acquire within 60 days of August 13, 2024. For purposes of computing the percentage of outstanding shares of common stock held by each person or group, any shares the person or group has the right to acquire within 60 days of August 13, 2024 are deemed to be outstanding with respect to such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or group.

(3)

Based upon a Schedule 13G/A, filed on February 9, 2024, by Dimensional Fund Advisors LP, a Delaware limited partnership, which indicates that as of December 29, 2023, Dimensional Fund Advisors LP had sole voting power with respect to 1,326,909 shares and sole dispositive power with respect to 1,351,428 shares as an investment advisor or manager to investment companies, trusts and separate accounts that own the reported shares. Dimensional Fund Advisors LP had no shared voting or dispositive power with respect to the reported shares. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746. We make no representation as to the accuracy or completeness of the information reported.

(4)

Does not include the 10,427,848 shares beneficially owned by the 2020 Irrevocable Lindsay S. Moroun Trust (the “2020 Lindsay Moroun Trust”) or the 306,048 shares beneficially owned by the 2020 Irrevocable Agnes Anne Moroun Trust (the “2020 AAM Trust”). Mr. Calderone serves as special trustee of these trusts with sole voting power over the shares held by each trust, and Matthew T. Moroun serves as trustee of each of these trusts with investment power over the shares held by each trust. Mr. Calderone disclaims beneficial ownership of the shares held by these trusts, and this disclosure shall not be deemed an admission that Mr. Calderone is the beneficial owner of such shares.

(5)

Does not include the 5,268,000 shares beneficially owned by the Grantor Trust for Matthew T. Moroun and DuraRock Underwriters, Ltd. (the “Moroun Grantor Trust”), the 10,427,848 shares beneficially owned by the 2020 Lindsay Moroun Trust, or the 306,048 shares beneficially owned by the 2020 AAM Trust.

(6)

Includes the 3,604 shares owned by Mr. Moroun’s son, Matthew J. Moroun, 5,268,000 shares held by the Moroun Grantor Trust, of which Matthew T. Moroun is trustee and a beneficiary, 10,427,848 shares held by the 2020 Lindsay Moroun Trust, of which Matthew T. Moroun is trustee, and 306,048 shares held by the 2020 AAM Trust, of which Matthew T. Moroun is trustee. The business address of Matthew T. Moroun is 12225 Stephens Road, Warren, Michigan 48089.

(7)	Includes 20,000 restricted shares which will vest on August 18, 2024.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% shareholders are also required to furnish us with copies of the reports that they file. To our knowledge, based solely on a review of the copies of the reports furnished to us and representations received from our directors and executive officers, we believe that all reports required to be filed under Section 16(a) for 2023 were timely filed, except that one Form 4 each for Joseph A. Vitiritto and Allen W. West were not filed timely, each reporting an award of restricted shares.

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PROPOSAL TWO

APPROVAL OF THE COMPANY’S 2024 EQUITY INCENTIVE PLAN

Introduction

We are asking shareholders to approve our 2024 Equity Incentive Plan (the “2024 Plan”) at the Annual Meeting. The 2024 Plan was approved by our Board on February 15, 2024 subject to the approval of our shareholders. Our Board recommends that the shareholders vote for approval of the Plan.

Our Amended and Restated 2014 Stock Option and Incentive Plan expired on March 13, 2024, and no further awards may be granted under that plan. The approval by our shareholders of the 2024 Plan will allow us to continue to grant incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and unrestricted common stock to our employees, officers and directors, as well as consultants and advisors. We believe that our ability to grant this broad array of equity incentives is critical to secure, retain and incentivize our talented service providers and to respond to market conditions and best practices.

We are seeking approval for 1,600,000 shares to be available for issuance under the 2024 Plan. We believe that 1,600,000 shares under the 2024 Plan will be sufficient to fund our equity compensation needs for the duration of the plan based on historical grant practices. We also believe our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and incentives that are intended to align their interests with those of the Company’s shareholders. Without shareholder approval of the 2024 Plan, we will no longer be able to make grants of equity-based compensation awards.

Accordingly, the Board believes that approval of the 2024 Plan is in the best interests of the Company and its shareholders.

Description of the 2024 Plan

The following summary of the material terms of the 2024 Plan is not complete and is qualified in its entirety by reference to the full text of the Plan, which is set forth in Appendix A to this proxy statement and incorporated by reference into this proposal.

The 2024 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and unrestricted common stock, each as described below (collectively, “Awards”).

Award Eligibility. Under the 2024 Plan, Awards may be granted to employees, officers, directors, consultants and advisors of the Company and any of its present or future parent or subsidiary entities. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries.

Shares Available. Subject to adjustment in connection with changes in capitalization and reorganization and change in control events, the maximum aggregate number of shares that may be issued under the 2024 Plan is 1,600,000 shares of our common stock. Shares subject to Awards granted under the 2024 Plan that expire unexercised or are forfeited, will become available for future grant under 2024 Plan. However, shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will not become available for future grants under the 2024 Plan. To the extent that an Award is paid out in cash rather than shares, such cash payment will not reduce the number of shares available for issuance under the 2024 Plan. The shares of common stock available for issuance under the 2024 Plan may be authorized but unissued or reacquired shares of our common stock.

In connection with a merger or consolidation of an entity with the Company or our acquisition of property or stock of an entity, the administrator may grant awards under the 2024 Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof, on terms consistent with the provisions of the 2024 Plan, that provide the recipient with benefits substantially similar to those provided to the recipient under the existing award that such substitute award is intended to replace. Any such substitute award shall not count against the share limits described above, except as required by reason of Section 422 and related provisions of the Code but shall be available under the 2024 Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

Administration. The 2024 Plan is administered by our Board, which, at its discretion or as legally required, may delegate such administration to our Compensation Committee or one or more additional committees. In addition, subject to any requirements of applicable law, the Board may delegate to one or more of our officers the power to grant Awards (subject to any limitations under the 2024 Plan) to our employees or officers and to exercise such other powers under the 2024 Plan as the Board may determine. The Board will fix the terms of any Awards to be granted by officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted. No officer will be authorized to grant Awards to any “executive officer” as defined by Rule 3b-7 under the Exchange Act or to any “officer” as defined by Rule 16a-1 under the Exchange Act.

Subject to the provisions of our 2024 Plan, the administrator has the power to determine fair market value, select the recipients of Awards, determine the number of shares to be covered by each Award, approve forms of Award agreements for use under the 2024 Plan, determine the terms and conditions, not inconsistent with the terms of the 2024 Plan, of any Award including, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares relating thereto, based in each case on such factors as the administrator may determine. The administrator also has the power to construe and interpret the terms of the 2024 Plan and Awards granted pursuant to it, prescribe, amend and rescind rules and regulations relating to the plan, including rules and regulations established for the purpose of satisfying applicable foreign laws, for qualifying for favorable tax treatment under applicable foreign laws or facilitating compliance with foreign laws and the creation of sub-plans for any of these purposes, modify or amend each Award (subject to the terms of the 2024 Plan), determine the manner in which participants satisfy withholding tax obligations relating to Awards, authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the administrator, and make all other determinations deemed necessary or advisable for administering the plan. The administrator’s decisions, determinations and interpretations will be final and binding on all participants and any other holders of Awards.

Incentive Stock Options and Nonstatutory Stock Options. The administrator may grant incentive or nonstatutory stock options under our 2024 Plan, provided that incentive stock options may only be granted to employees. The exercise price of such options must equal at least the fair market value of our common stock on the date of grant. The term of an option may not exceed ten years; provided, however, that an incentive stock option held by a participant who owns more than 10% of the total combined voting power of all classes of our stock, or of certain of our subsidiary entities, may not have a term in excess of five years and must have an exercise price of at least 110% of the fair market value of our common stock on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, check, shares (subject to certain requirements), consideration received by us under a broker-assisted (or other) cashless exercise program implemented by us in connection with the 2024 Plan, net exercise (for nonstatutory options only) and/or by such other consideration or method of payment to the extent permitted by applicable law. Subject to the provisions of our 2024 Plan, the administrator determines the remaining terms of the options (for example, the vesting provisions). After the termination of the services of an employee, director or consultant, the option may be exercised, to the extent vested as of such date of termination, for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for twelve months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights. Stock appreciation rights may be granted under the 2024 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. Subject to the provisions of our 2024 Plan, the administrator determines the terms of stock appreciation rights, including when such rights vest and become exercisable and whether to settle such Awards in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be subject to a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant. The maximum term of a stock appreciation right and terms on which a stock appreciation right may be exercised following a termination of service as an employee, director or consultant are the same as those described for options above. The specific terms of each Award will be set forth in an Award agreement.

Restricted Stock. Restricted stock may be granted under the 2024 Plan. Restricted stock awards are grants of shares of our common stock that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares of restricted stock will vest and the restrictions on such shares will lapse, in accordance with terms and conditions established by the administrator. Such terms may include, among other things, vesting upon the achievement of specific performance goals determined by the administrator or continued service. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Unless provided otherwise in an Award agreement, the participant will have no right to vote or to receive dividends or other distributions with respect to shares of restricted stock that have not vested. Shares of restricted stock that do not vest for any reason will be forfeited by the recipient and will revert to us. The specific terms of each Award will be set forth in an Award agreement. Unless the administrator determines otherwise, shares of restricted stock will be held by the Company as escrow agent until the applicable restrictions have lapsed.

Restricted Stock Units. Restricted stock units may be granted under our 2024 Plan as determined in the discretion of the administrator. Each restricted stock unit granted is a bookkeeping entry representing an amount equal to the fair market value of one share of our common stock. The administrator determines the terms and conditions of restricted stock units including the vesting criteria, which may include achievement of specified performance criteria or continued service, and the form and timing of payment. The administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. The administrator may provide that a grant of restricted stock units may provide the participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash or shares of our common stock and will be subject to the same restrictions on transfer and forfeiture provisions as the restricted stock units with respect to which such dividend equivalents are awarded. The administrator determines in its sole discretion whether an Award will be settled in stock, cash or a combination of both. The specific terms of each Award will be set forth in an Award agreement. On the date set forth in the applicable Award agreement all unearned restricted stock units will be forfeited to us.

Performance Units and Performance Shares. Performance units (which are Awards that may be settled for cash, stock or other securities, or a combination thereof) and performance shares (which are Awards denominated in shares) may be granted under the 2024 Plan. Performance units and performance shares are Awards that will result in a payment to a participant only if performance goals established by the administrator are achieved and any other applicable vesting provisions are satisfied. Performance units have an initial dollar value established by the administrator prior to the grant date, and performance shares have an initial value equal to the fair market value of our common stock on the grant date. The administrator will establish performance goals in its discretion, which, depending on the extent to which they are met, will determine the number and value of performance units and performance shares to be paid out to participants. The time period during which the performance objectives or other vesting provisions must be met is the “performance period” of the applicable performance unit or performance share award. In no event will dividends or dividend equivalents be paid with respect to unvested performance units or performance shares prior to the time of vesting of the underlying performance units or performance shares, with respect to which the dividend or dividend equivalent is accrued.

For purposes of the performance units and performance shares, performance goals will be established by the administrator on the basis of targets to be attained with respect to performance measures established by the administrator, which can include any one or more of the following measures of business or financial performance, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP or other basis, in each case, as determined by the administrator:

●	total revenue;
●	fuel surcharge revenue;
●	revenue, excluding fuel surcharge;
●	operating income;
●	operating ratio;
●	income or earnings before taxes, interest, depreciation and/or amortization;
●	income or earnings from continuing operations;
●	effective tax rates;
●	cash taxes;
●	net income;
●	pre-tax income or after-tax income;
●	operating expenses, or any component expense thereof;
●	financing or capital transactions;
●	gross margin;
●	operating margin or profit margin;
●	capital expenditures, cost targets, and expense management;
●	total assets;
●	return on assets (gross or net), return on investment, return on capital, or return on shareholder equity;
●	cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;
●	stock price or total shareholder return;
●	earnings or book value per share (basic or diluted);
●	economic value created;
●	pre-tax profit or after-tax profit;
●	freight rates or any other customer pricing measure;
●	customer growth, retention or diversification;
●	goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions;
●	changes in revenue equipment counts or utilization;
●

goals relating to human capital management, including but not limited to driver or other employee recruiting, retention or turnover, results from employee surveys, employee safety, employee accident and/or injury rates, headcount, performance management, or completion of employee training initiatives;

●	goals relating to transportation safety measures, ratings, incidents or initiatives;
●	goals related to equipment maintenance; and
●	key regulatory objectives.

The administrator may specify that such performance measures shall be adjusted to exclude any one or more of:

●	extraordinary items;
●	gains or losses on the dispositions of assets;
●	the cumulative effects of changes in accounting principles;
●	the writedown of any asset;
●	unusual and/or infrequent events impacting Company performance; and
●	any other events affecting the Company.

As determined in the discretion of the administrator, the performance measures for any performance period may (a) differ from participant to participant and from Award to Award, (b) be based on the performance of the Company as a whole or the performance of a specific participant or one or more subsidiaries, divisions, departments, regions, locations, segments, functions or business units of the Company, (c) be measured on a per share, per truck, trailer or other revenue equipment unit, per mile, per lane, per customer, per employee, and/or other objective or subjective basis, (d) be measured on a pre-tax or after-tax basis, and (e) be measured on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index). Without limiting the foregoing, the administrator shall adjust any performance criteria, performance measures or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock, and may take into account other factors (including subjective factors).

After the applicable performance period of a performance award has ended, the holder of such Award will be entitled to receive a payout of the number of performance units or performance shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals or other vesting provisions have been achieved. Notwithstanding any provision of the 2024 Plan, the administrator may adjust downwards the cash or number of shares payable pursuant to a performance award if it determines, in its sole discretion, that such adjustment is appropriate.

The administrator, in its sole discretion, may pay earned performance units in the form of cash, in shares or in some combination thereof. The specific terms of each Award will be set forth in an Award agreement. On the date set forth in the applicable Award agreement, all unearned or unvested performance units or performance shares will be forfeited to the Company.

Unrestricted Common Stock. The administrator may also grant awards of unrestricted common stock, in such amounts and on such terms as it determines, subject to the terms and conditions set forth in the 2024 Plan. Awards of unrestricted common stock would vest immediately and would not be subject to any restricted period. Except as required by applicable laws, no payment would be required for shares of unrestricted common stock. The Company would issue, in the name of each participant to whom unrestricted shares are granted, the total number of shares granted to the participant as soon as reasonably practicable after the grant date or on such later date as the administrator determines at the time of grant.

No Repricing or Purchases of Underwater Options Without Shareholder Approval. Unless approved by our shareholders (except as provided under the 2024 Plan in connection with certain changes in capitalization and reorganizations), (i) options and stock appreciation rights issued under the 2024 Plan shall not be amended to lower their exercise price, (ii) options and stock appreciation rights issued under the 2024 Plan will not be exchanged for other options or stock appreciation rights with lower exercise prices, (iii) options and stock appreciation rights issued under the 2024 Plan with an exercise price in excess of the fair market value of the underlying shares will not be exchanged for cash or other property, and (iv) no other action shall be taken with respect to options or stock appreciation rights that would be treated as a repricing under the rules of the principal stock exchange or market system on which our shares are listed.

Transferability of Awards. Unless the administrator provides otherwise, an Award granted under the 2024 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or beneficiary designation or by the laws of descent or distribution, and only the recipient of an option or stock appreciation right may exercise such an Award during his or her lifetime.

Limit Applicable to Non-employee Directors. The maximum aggregate value (calculated, for Awards granted under the 2024 Plan, based on the grant date fair value for financial reporting purposes) of all compensation granted or paid, as applicable, in any fiscal year, including Awards and cash compensation, to any individual non-employee director may not exceed $750,000; provided, however, that our Board may make exceptions to this limit for any non-employee director in extraordinary circumstances, as the Board may determine in its sole discretion, provided that the non-employee director who is granted or paid such additional compensation may not participate in the decision to grant or pay such additional compensation.

New Plan Benefits. The granting of Awards under the 2024 Plan is discretionary and will depend on the actions of the administrator. Therefore, it is not possible to determine the number or type of awards to be granted in the future to any particular person or group if our shareholders approve the 2024 Plan. Information regarding our recent practices with respect to annual incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table,” the “Grants of Plan-Based Awards” table and the “Outstanding Equity Awards at Fiscal Year End” table found elsewhere in this proxy statement.

Fair Market Value of Shares. On September [  ], 2024, the last reported sale price of our common stock on the NASDAQ Global Market was $[    ].

Changes in Capitalization and Reorganization Events. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the shares, subdivision of the shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of shares of our common stock or other securities of the Company or other significant corporate transaction, or if another change affecting our shares of common stock occurs, to prevent diminution or enlargement of the benefits or potential benefits available under the 2024 Plan, the administrator will, in a manner it deems equitable, make adjustments to one or more of the number and class of shares that may be delivered under the 2024 Plan or the number, class and price of shares covered by each outstanding Award, the numerical share limits and the share counting provisions contained in the 2024 Plan. In the event of our proposed winding up, liquidation or dissolution, the administrator will notify participants as soon as practicable prior to the effective date of the proposed transaction and all unexercised Awards will terminate immediately prior to the consummation of such proposed transaction.

Change in Control Events. Our 2024 Plan provides that, except as set forth in an Award agreement, to the extent the successor corporation in a merger or change in control, as such term is defined under the 2024 Plan, does not assume or substitute an equivalent Award for any outstanding award under the 2024 Plan, then such Award will fully vest, all restrictions on such Award will lapse, all performance goals or other vesting criteria applicable to such Award will be deemed achieved at 100% of target levels, and all other terms and conditions deemed met. In addition, if an option or stock appreciation right is not assumed or substituted in the event of a change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

Plan Amendment, Termination. The Board has the authority to amend, suspend or terminate the 2024 Plan at any time. However, no amendment, alteration, suspension or termination of the 2024 Plan may impair the rights of any participant, unless mutually agreed otherwise, in a written signed agreement between the participant and the administrator. The 2024 Plan requires that we obtain shareholder approval of any plan amendment to the extent necessary and desirable to comply with applicable laws and the rules of any stock exchange or quotation system on which shares of our common stock are listed or quoted. If approved by our shareholders at the Annual Meeting on October 31, 2024, our 2024 Plan will automatically terminate on February 15, 2034, unless we terminate it sooner.

Federal Income Tax Consequences of Awards under the 2024 Plan

THE FOLLOWING DISCUSSION OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE, VESTING, PAYMENT, SALE AND FORFEITURE OF AWARDS UNDER THE 2024 PLAN IS BASED ON ANALYSIS OF THE INTERNAL REVENUE CODE, EXISTING LAWS, JUDICIAL DECISIONS AND ADMINISTRATIVE RULINGS AND REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE. THERE CAN BE NO ASSURANCE THAT FUTURE LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CHANGES COULD APPLY RETROACTIVELY, WILL NOT AFFECT THE ACCURACY OF THIS SUMMARY. IN ADDITION TO BEING SUBJECT TO THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED BELOW, A PARTICIPANT MAY ALSO BE SUBJECT TO STATE AND LOCAL (AND/OR FOREIGN) TAX CONSEQUENCES IN THE JURISDICTION IN WHICH HE OR SHE WORKS AND/OR RESIDES.

Incentive Stock Options. A participant will not realize income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or a 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit if the sales price exceeds the exercise price. The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income in an amount equal to the aggregate fair market value of the shares on the date of exercise less the aggregate exercise price. Any portion of the sales price that exceeds the aggregate fair market value of the shares on the date of exercise will be treated as capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (i.e., sales price is less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not realize income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will realize capital gain or loss equal to the difference between the sales price and the fair market value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciation Rights. Generally, a participant will not realize income upon the grant of a stock appreciation right (“SAR”). A participant generally will recognize compensation income upon the exercise of an SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of stock received upon settlement of a SAR, the participant will realize capital gain or loss equal to the difference between the sales price and the fair market value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Awards. Generally, a participant will not realize income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the stock on the grant date less the purchase price, if any. When the stock is sold, the participant will realize capital gain or loss equal to the difference between the sales price and the fair market value of the stock on the date of grant. If the participant does not make a timely Section 83(b) election, then when the stock vests the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will realize capital gain or loss equal to the sales price less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. Generally, a participant will not realize income upon the grant of a restricted stock unit (“RSU”). A participant is not permitted to make a Section 83(b) election with respect to an RSU award. Upon settlement of an RSU for vested stock or cash, the participant will have income in an amount equal to the fair market value of such stock or cash. When stock acquired upon settlement of an RSU is sold, the participant will have capital gain or loss equal to the sales price less the value of the stock on the settlement date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Performance Units/Performance Shares. The tax consequences associated with any performance unit or performance share awards granted under the 2024 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.

Unrestricted Common Stock. A participant will recognize ordinary income upon the grant of unrestricted shares of common stock in an amount equal to the fair market value of the stock on the day the participant receives the grant of shares. Upon sale of the stock, the participant will realize capital gain or loss equal to the difference between the sales price and the fair market value of the stock on the grant date. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company with respect to Awards made under the 2024 Plan, except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2024 Plan. A participant may also be subject to state and local taxes, or taxes in other jurisdictions, in connection with the grant of awards under the 2024 Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Vote Required

This proposal requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting, assuming a quorum is present. With respect to approval of the 2024 Plan, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Abstentions will only be counted toward the tabulations of the shares present and entitled to vote on the proposal and will have the same effect as votes against the proposal. Brokers do not have discretion to vote on the proposal to approve the 2024 Plan, and broker non-votes will have the same effect as votes against the proposal.

We urge you to read in its entirety the text of the 2024 Equity Incentive Plan, which is attached to this proxy statement as Appendix A and is incorporated by reference into this proposal. We believe the 2024 Plan will result in additional benefit to the Company while continuing our practice of compensating our executives through programs that emphasize performance. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of P.A.M. Transportation Services, Inc. approve the 2024 Equity Incentive Plan.

Your Board of Directors Recommends that Shareholders Vote

FOR

the Approval of the Company’s 2024 Equity Incentive Plan

PROPOSAL THREE

APPROVAL OF REDOMESTICATION TO NEVADA BY CONVERSION

Our Board has approved a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) (such conversion of the Delaware Corporation into the Nevada Corporation, the “Redomestication”). Our Board recommends that our shareholders approve the Redomestication and adopt the resolution of the Board approving the Redomestication, which is included as Appendix B to this proxy statement (the “Redomestication Resolution”). Upon the completion of the Redomestication, the Company will become a Nevada corporation and will continue to operate our business under a new name, “PAMT CORP.” Approval of the Redomestication as set forth in this Proposal Three includes approval of the proposed name change. As part of the conversion, our Board has approved an increase in the authorized shares of the common stock of the Company from 50,000,000 shares to 100,000,000 shares for the purposes of potential future capital raising transactions, corporate acquisitions, stock splits and other general corporate purposes. This increase in authorized shares is included in the Company’s Nevada Articles of Incorporation, which are included as Appendix D to this proxy statement and will be effective upon completion of the Redomestication. The proposed increase in the authorized shares of common stock of the Company is subject to the approval by our shareholders of both this Redomestication proposal and the share increase proposal set forth in Proposal Four of this proxy statement. See Proposal Four – Approval of the Increase in Authorized Shares of the Company’s Common Stock From 50,000,000 to 100,000,000 in the Proposed Nevada Articles of Incorporation on page 63 of this proxy statement.

The Redomestication is expected to reduce the Company’s overall tax burden given the franchise taxes imposed on Delaware corporations. Our Board also believes that the Redomestication in Nevada will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Delaware law and will provide for greater protection for our directors and officers from unmeritorious lawsuits. Chapter 78 of the Nevada Revised Statutes, as amended (the “NRS”), is generally recognized as one of the most comprehensive and progressive state corporate acts. By reincorporating the Company in Nevada, our Board believes that the Company will be better suited to take advantage of business opportunities and that Nevada law can better provide for the Company’s ever-changing business needs and lower its ongoing administrative expenses. The Board also believes the reincorporation will enhance the Company’s competitive position for attracting and retaining talent with other industry peer companies incorporated in Nevada.

Accordingly, our Board believes that it is in the Company’s and our shareholders’ best interests that the Company’s state of incorporation be changed from Delaware to Nevada. The Redomestication will not result in any change in the Company’s business, operations, management, assets, liabilities or net worth.

Reasons for the Redomestication

Our Board believes that there are several reasons the Redomestication is in the best interests of the Company and its shareholders. In particular, the Board believes that the Redomestication will allow the Company to take advantage of certain provisions of the corporate and tax laws of Nevada.

The Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For fiscal year 2023, the Company paid approximately $86,450 in Delaware franchise taxes. We anticipate that, if the Company remains a Delaware Corporation, for fiscal year 2024, the Company’s Delaware franchise taxes will be similar to its 2023 franchise taxes (based on our current capital structure and assets). If the Company redomesticates in Nevada, our current annual fees will consist of an annual business license fee of $500 and the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $650.

In addition, the Redomestication will provide potentially greater protection from unmeritorious litigation for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its shareholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of individual liability of both officers and directors to a company and its shareholders, providing for an exclusion of any damages as a result of any act or failure to act in his or her capacity as a director or officer unless the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company, has been rebutted, and it is proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and such breach involved intentional misconduct, fraud or a knowing violation of law. The Redomestication will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors and officers of the Company have an interest in the Redomestication to the extent that they will be entitled to such limitation of liability. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Redomestication and to recommend that our shareholders vote in favor of this proposal.

Also, by reducing the risk of lawsuits being filed against the Company and its directors and officers, the Redomestication may help us attract and retain qualified management. Currently, at least two of the Company’s publicly traded truckload carrier and transportation services industry peers with which the Company competes for business and ultimately talent, Covenant Logistics Group, Inc. and Heartland Express, Inc., are incorporated in Nevada. As previously discussed and for the reasons described below, we believe that, in general, Nevada law provides greater protection to our directors, officers and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend these types of litigation matters can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Though Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial interpretation, supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Further, the Redomestication is expected to provide corporate flexibility in connection with certain corporate transactions. However, note that the Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Principal Terms of the Redomestication

The Redomestication would be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) as set forth in the Plan of Conversion, which is included as Appendix C to this proxy statement. The Plan of Conversion provides that the Company will convert from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the NRS.

The Plan of Conversion provides that, upon the Redomestication, (i) each outstanding share of common stock of the Delaware Corporation will be automatically converted into one outstanding share of common stock of the Nevada Corporation, and (ii) each outstanding share of preferred stock of the Delaware Corporation will be automatically converted into one outstanding share of the preferred stock of the Nevada Corporation. Security holders will not have to exchange their existing stock certificates for new stock certificates. At the same time, upon the Redomestication, each outstanding stock option, warrant or other right to acquire shares of common stock of the Delaware Corporation will automatically become a stock option, warrant or right to acquire an equal number of shares of common stock of the Nevada Corporation under the same terms and conditions. In addition, upon conversion, the Company will operate under a new corporate name, PAMT CORP. At the Effective Time (as defined herein) of the Redomestication, the common stock will continue to be traded on The Nasdaq Global Market but will begin trading under a new symbol, “PAMT.” There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication. As part of the conversion, the Board has also determined that it is the best interests of shareholders to increase the authorized shares of the common stock of the Company from 50,000,000 shares to 100,000,000 shares, as set forth in the Company’s Nevada Articles of Incorporation attached as Appendix D to this proxy statement, for the purposes of potential future capital raising transactions, corporate acquisitions, stock splits and other general corporate purposes. Subject to the approval of Proposal Four, this increase in the authorized shares of common stock of the Company will also be effective at the Effective Time.

The Board currently intends that the Redomestication will occur as soon as practicable following the Annual Meeting. If the Redomestication is approved by our shareholders, it is anticipated that the Redomestication will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Domestication to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and (ii) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 262 of the DGCL. However, the Redomestication may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Redomestication, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason that the consummation of the Redomestication should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Effects of the Redomestication

Following the Redomestication, the Company will be governed by the NRS instead of the DGCL, and the Company will be governed by the form of Nevada Articles of Incorporation (the “Nevada Charter”) and the form of Nevada Bylaws (the “Nevada Bylaws”), included as Appendix D and Appendix E, respectively, to this proxy statement. The Company’s current Amended and Restated Certificate of Incorporation, as amended (collectively, the “Delaware Charter”), and its current Second and Amended and Restated By-Laws (the “Delaware Bylaws”) will no longer be applicable following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are available as Exhibits 3.1, 3.2, 3.3 and 3.4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as filed with the SEC on August 6, 2024, available to the public via the SEC’s website at http://www.sec.gov.

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS and operating under the new corporate name PAMT CORP, following completion of the Redomestication, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Redomestication, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

There will be no change in our business, properties, assets, obligations, or management as a result of the Redomestication. Our directors and officers immediately prior to the Redomestication will serve as our directors and officers following the completion of the Redomestication. We will continue to maintain our headquarters in Arkansas.

Effect of Vote for the Redomestication

A vote in favor of this Redomestication proposal is a vote to approve the Plan of Conversion and therefore the Redomestication. A vote in favor of this Redomestication proposal is also effectively a vote in favor of the Nevada Charter and the Nevada Bylaws, including the adoption of the new corporate name of PAMT CORP. The increase in authorized shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares is contingent upon approval by our shareholders of both this Redomestication proposal and Proposal Four as set forth on page 63 of this proxy statement.

If the Redomestication proposal fails to obtain the requisite vote for approval, the Redomestication will not be consummated and the Company will continue to be incorporated in Delaware and be subject to the Delaware Charter and Delaware Bylaws. If the Redomestication proposal is approved by our shareholders but Proposal Four fails to obtain the requisite vote for approval, the number of shares of the Company’s common stock authorized for issuance under the Nevada Articles of Incorporation upon implementation of the Redomestication will continue to be 50,000,000 shares.

No Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Redomestication, and its common stock will continue to be listed on The Nasdaq Global Market under its new corporate name, PAMT CORP, and will begin trading under the new symbol “PAMT.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication. We and our shareholders will be in the same respective positions under the federal securities laws after the Redomestication as we and our shareholders were prior to the Redomestication.

Key Differences Between Delaware Charter and Bylaws and the Nevada Charter and Bylaws

Following completion of the Redomestication, the Company will be governed by the NRS instead of the DGCL as well as the Nevada Charter and Nevada Bylaws, forms of which are included as Appendix D and Appendix E, respectively, to this proxy statement. Our current Delaware Charter and Delaware Bylaws will no longer be applicable following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are available as Exhibits 3.1, 3.2, 3.3 and 3.4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as filed with the SEC on August 6, 2024, available to the public via the SEC’s website at http://www.sec.gov.

The Nevada Charter and Nevada Bylaws differ in a number of respects from the Delaware Charter and Delaware Bylaws, respectively. Set forth below is a table summarizing certain material differences in the rights of our shareholders under Nevada and Delaware law under the respective charters and bylaws. This chart does not address each difference, but focuses on some of those differences which we believe are most relevant to our shareholders. This chart is qualified in its entirety by reference to the Nevada Charter, the Nevada Bylaws, the Delaware Charter and the Delaware Bylaws.

Provision	Delaware	Nevada
Charter Regarding Authorized Shares of Capital Stock

The Delaware Charter provides that the Company is authorized to issue 60,000,000 shares of capital stock, consisting of 50,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

Subject to the approval of Proposal Four, the Nevada Charter provides that the Company is authorized to issue 110,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.01 per share.

Charter Regarding the Creation and Authority of Board Committees	The Delaware Charter does not contain a corresponding provision.

The Nevada Charter contains a provision authorizing the Board to create one or more committees which shall have and may exercise general or limited authority in the management of the business and affairs of the Company. The provision also provides that the audit committee or any similar committee created by the Board shall have full and exclusive authority to review, investigate, and make decisions regarding any derivative litigation demand made upon the Company and all related matters. In the absence of an audit committee composed solely of independent directors of the Company, such authority shall be vested in a committee consisting of all of the independent directors of the Company.

Charter Regarding Limitation of Liability

The Delaware Charter states that no Director shall be liable to the Company or its shareholders for monetary damages for any breach of the Director’s duty of loyalty to the Company or its shareholders except that a Director shall be liable for: (1) for any breach of the Directors’ duty of loyalty to the Company or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the DGCL; or (4) for any transaction from which the Director derived any improper personal benefit.

The Nevada Charter provides that the liability of Directors and Officers shall be limited to the fullest extent permitted by law. Any repeal or modification of this provision will not adversely affect the protection of any Director or Officer provided thereby for any act or omission as a Director or Officer occurring prior to the effectiveness of such repeal or modification. If any provision of the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of Directors and Officers, then the liability of Directors and Officers will be eliminated or limited to the fullest extent permitted by the NRS, as so amended.

Note that, under the NRS, this provision does not exclude exculpation for breaches of the duty of loyalty and covers both Officers and Directors.

Charter Regarding Indemnification and Advancement of Expenses	The Delaware Charter does not contain provisions regarding indemnification. Those provisions are currently contained in the Delaware Bylaws.

Under the Nevada Charter, the Company shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, by reason of being a Director, Officer, employee or agent of the Company or any predecessor of the Company.

Charter Regarding Compromises or Arrangements with Creditors and/or Shareholders

In the event of a compromise or arrangement between the Company and its creditors, or any class of them, and/or between the Company and its shareholders, or any class of them, the Delaware Charter contains a provision permitting any court of equitable jurisdiction in Delaware, upon the application of the Company, any creditor of the Company, shareholders, or any receiver or trustee to order a meeting of the creditors, or any class of them, and/or shareholders, or any class of them. If a majority in number representing three-fourths in value of the creditors or class of creditors and/or of the shareholders or class of shareholders of the Company agree to the compromise or arrangement and to any reorganization of the Company as a consequence of such compromise or arrangement, then the compromise or arrangement and reorganization shall be binding on all creditors, or class of creditors, and/or on all shareholders, or class of shareholders, and on the Company, if sanctioned by the court.

The Nevada Charter does not contain a corresponding provision.
Charter Regarding Inapplicability of Controlling Interest Statutes	The Delaware Charter does not contain a corresponding provision.

The Nevada Charter provides that the provisions in NRS 78.378 to 78.3793, inclusive, and any successor statutes relating to acquisitions of controlling interests in the Company shall not apply to any acquisition of shares of the Company’s capital stock beneficially owned by Matthew T. Moroun, his spouse or their children (the “Moroun Family”), any trust for the benefit of one or more members of the Moroun Family, or any corporation, partnership, limited liability company, or other entity controlled by one or more members of the Moroun Family.

Charter/Bylaws Regarding Forum for Adjudication of Disputes

The Delaware Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former Director, Officer, employee or shareholder of the Company to the Company or the Company’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Delaware Charter or the Delaware Bylaws, (iv) any action asserting a claim against the Company governed by the internal affairs doctrine, or (v) any action asserting an “internal corporate claim” as the term is defined in Section 115 of the DGCL. The Delaware Bylaws further provide that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts shall be the exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of the capital stock of the Company is deemed to have notice of and consented to these provisions.

The Nevada Bylaws do not contain a corresponding provision, but the Nevada Charter provides that unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court sitting in Clark County in the State of Nevada (or, if the Eighth Judicial District Court of the State of Nevada lacks jurisdiction, the federal district court for the District of Nevada or other state courts of the State of Nevada) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former Director, Officer, employee or shareholder of the Company to the Company or the Company’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to NRS Chapters 78 or 92A, the Nevada Charter or the Nevada Bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. The Nevada Charter further provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts shall be the exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of the capital stock of the Company is deemed to have notice of and consented to these provisions.

Bylaws Regarding Proxies	Under the Delaware Bylaws, no proxy shall be voted after eleven months from its date, unless the proxy provides for a longer period.

The Nevada Bylaws expressly provide that a proxy may be authorized by an instrument in writing or by electronic transmission. Under the Nevada Bylaws, no proxy shall be voted or acted upon after six months from its date, unless coupled with an interest or unless the proxy provides for a longer period, which may not exceed seven years. Under the NRS, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Bylaws Regarding Indemnification

The Delaware Bylaws provide that the Company shall indemnify against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and hold harmless each person who has been successful on the merits or otherwise in the defense of any action, suit or proceeding and each person who a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or the firm of independent legal counsel then employed by the Company, in a written opinion, authorizes the indemnification of when that person is a party to or is threatened to be made a party to an action, suit or proceeding, or investigation by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company or who was or is a party or is threatened to be made a party of any, threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company. However, under the Delaware Bylaws, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Company, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses.

The Nevada Bylaws provide that the Company shall indemnify against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and hold harmless each person who has been successful on the merits or otherwise in the defense of any action, suit or proceeding and each person who the shareholders, a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or independent legal counsel, in a written opinion, authorizes the indemnification of when that person is a party to or is threatened to be made a party to an action, suit or proceeding, or investigation by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company or who was or is a party or is threatened to be made a party of any, threatened, pending or completed action, suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company. However, under the Nevada Bylaws, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of any appeals, to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses.

Comparison of Shareholder Rights under Delaware and Nevada Law

The rights of our shareholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Redomestication, the rights of our shareholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a shareholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of shareholders of the Company and the rights of shareholders of the Company following completion of the Redomestication. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the shareholders, so long as the action taken does not adversely change or alter any right or preference of the shareholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to shareholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the shareholders elect only one class each year and each class would have a term of office of three years; however, neither the Delaware Charter nor Delaware Bylaws provide for a classified board of directors. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually; however, neither the Nevada Charter nor Nevada Bylaws provide for a classified board of directors.

Cumulative Voting. Cumulative voting for directors entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant shareholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

Neither the Delaware Charter nor the Nevada Charter provides for cumulative voting in the election of directors.

Vacancies. Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

The Delaware Charter and the Nevada Charter both include a provision requiring the affirmative vote of seventy-five percent (75%) of the outstanding shares of the stock of the Company entitled to elect directors to effect their removal.

Fiduciary Duties and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation, but, unlike some other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Delaware and Nevada law extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, Including Takeovers. Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of shareholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the shareholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on several corporate constituencies in addition to the shareholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the shareholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Both the Delaware Charter and the Nevada Charter contain a provision providing that, when evaluating any offer involving (1) a tender or exchange offer for the Company’s equity securities, (2) a merger or consolidation of the Company, or (3) the acquisition of all or substantially all of the Company’s properties and assets, the Board must, in connection with the exercise of its business judgment in determining what is in the best interest of the Company and its shareholders, give due consideration to all relevant factors, including without limitation, the consideration being offered in relation to the then current market price of the Company’s common stock, the then current value of the Company in a freely negotiated transaction and the Board’s estimate of the future value of the Company as an independent entity, the social and economic effects on the employees, customers, suppliers, and other constituents of the Company and on the communities in which the Company and its subsidiaries operate or are located and the desirability of maintaining independence from any other business or business entity. This provision may not be amended or repealed, under the Delaware Charter or the Nevada Charter, without the affirmative vote or consent of the holders of 75% of the outstanding shares entitled to elect directors.

Limitation on Personal Liability of Directors and Officers. The NRS and the DGCL each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their shareholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its shareholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish the duty of loyalty or transactions from which a director derives an improper personal benefit, but does, pursuant to NRS 78.300, impose limited personal liability on directors for distributions made in violation of NRS 78.288. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. Both the DGCL and the NRS permit limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute. Under Delaware law, the exculpation of officers is authorized only in connection with direct claims brought by shareholders, including class actions; however, the DGCL does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by shareholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Nevada Charter also extends this limitation to officer liability.

Indemnification. The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its shareholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its shareholders, directors or independent counsel must determine that the indemnification is proper.

The NRS and the DGCL also each permit corporations to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation.

Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Bylaws and the Nevada Bylaws include substantially similar provisions providing for indemnification, including advancement of expenses, consistent with the laws of the respective states. In addition, the Nevada Charter provides for indemnification and advancement of expenses to the fullest extent permitted by law.

Director Compensation. The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing. Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit a Board action by written consent.

Actions by Written Consent of Shareholders. Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of shareholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit shareholder action by written consent in lieu of a meeting of shareholders by including such prohibition in its articles of incorporation or bylaws. Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit shareholder action by written consent.

Dividends and Distributions. Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Restrictions on Business Combinations. Both Delaware and Nevada law provide certain protections to shareholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL. Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors or unless the combination is approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record. As of August 13, 2024, the Company has fewer than 200 stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL, nor does the Company plan to opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combinations provisions of the NRS must be contained in an amendment to the Nevada Charter approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Acquisition of Controlling Interests. In addition to certain restrictions on business combinations with interested shareholders, Nevada law also protects the corporation and its shareholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions. Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special meeting of such shareholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future shareholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more shareholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires. Corporations are entitled to opt out of the above controlling interest provisions of the NRS.

The Nevada Charter states that these provisions will not apply to the acquisition of the Company’s capital stock by Matthew T. Moroun, his spouse or their children (the “Moroun Family”), any trust for the benefit of one or more members of the Moroun Family, or any corporation, partnership, limited partnership. limited liability company, or other entity controlled by one or more members of the Moroun Family. Additionally, as of August 13, 2024, the Company has fewer than 200 stockholders of record.

Shareholder Vote for Mergers and Other Corporate Reorganizations. Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the shareholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by shareholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring shareholder authorization under Delaware law would not require shareholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by shareholders of a surviving corporation in a merger. The DGCL does not require a shareholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances. The Delaware Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting shareholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a shareholder to receive cash generally equal to the fair value of the shareholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such shareholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the shareholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to shareholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a shareholder is entitled to dissent from, and obtain payment for, the fair value of the shareholder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the shareholders is required for the merger, regardless of whether the shareholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (iv) any corporate action taken pursuant to a vote of the shareholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares, or (v) any corporate action to which the shareholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the shareholder’s outstanding shares, except where the shareholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 shareholders of record with a market value of at least $20,000,000, and any shares issued by an open end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The NRS prohibits a dissenting shareholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS. The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Shareholders. The DGCL permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. In contrast, the NRS permits special meetings of shareholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise. Under the Delaware Bylaws, a special meeting of shareholders may be called by the President, Chief Executive Officer, or the Chairman of the Board. Under the Delaware Bylaws, the President or Secretary must call a special meeting of shareholders when: (1) requested in writing by any two or more of the directors; or (2) requested in writing by shareholders owning at least seventy-five percent (75%) of the shares entitled to vote. Such written request must contain the purposes or purposes of the proposed meeting. The Nevada Bylaws contain substantially similar provisions.

Special Meetings Pursuant to Petition of Shareholders. The DGCL provides that a director or a shareholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the special meeting or, if there is no date designated, within 13 months after the last annual meeting.

Under the NRS, shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Shareholder Special Meetings. Under the DGCL, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under the DGCL, a proxy executed by a shareholder may not be voted after a period of three years from its date, unless the proxy provides for a longer period. The Delaware Bylaws provide that a proxy is valid for 11 months, unless the proxy provides for a longer period. Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances. The proxy provisions in the Nevada Bylaws are consistent with the NRS.

Quorum and Voting. The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of shareholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that the holders of shares representing a majority of the Company’s stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by law, the Delaware Charter or the Delaware Bylaws.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of shareholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of shareholders by plurality vote. The Nevada Bylaws similarly provide that the holders of a majority of the Company’s stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by law, the Nevada Charter or the Nevada Bylaws. Consistent with the NRS, the Nevada Bylaws also provide that, except as otherwise provided by law, in the Nevada Charter or the Nevada Bylaws, that action by the shareholders on a matter other than the election of directors is approved if the number of votes case in favor of the action exceeds the number of votes cast in opposition to the action.

Shareholder Inspection Rights. The DGCL grants any shareholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of shareholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a shareholder.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are shareholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a shareholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a shareholder of the corporation.

In addition, the NRS grants certain shareholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a shareholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its shareholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities. Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or shareholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or shareholders. Neither the Company’s Delaware Charter, nor the Company’s Nevada Charter contain such provisions.

Potential Risks and Disadvantages of the Redomestication

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited. As a result, the Company and its shareholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and shareholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

Also, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising transactions because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to shareholder rights.

The Company will also incur certain non-recurring costs in connection with the Redomestication, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Redomestication is ultimately completed. Many of the expenses that will be incurred are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Redomestication.

Regulatory Matters

The consummation of the Redomestication requires the filing of the Articles of Domestication and the Nevada Charter with the office of the Nevada Secretary of State and the Certificate of Conversion with the Office of the Secretary of State in Delaware. No other regulatory or governmental approvals or consents will be required in connection with the Redomestication.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Redomestication described in this Proposal.

No Exchange of Stock Certificates Required

Shareholders will not have to exchange their existing stock certificates for new stock certificates.

No Material Accounting Implications

Effecting the Redomestication will not have any material accounting implications.

Certain Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Redomestication to holders of the shares of the common stock of the Delaware Corporation (the “Delaware Common Stock”), each of which shares shall be converted into one outstanding share of common stock of the Nevada Corporation (the “Nevada Common Stock”) in connection with the Redomestication.

This discussion is based on the Code, applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Delaware Common Stock that are U.S. holders (as defined below) who hold their shares of Delaware Common Stock as capital assets within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, and holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.

For purposes of this section, a U.S. holder is a beneficial owner of the Delaware Common Stock that is, for U.S. federal income tax purposes, (i) an individual that is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of the Delaware Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of the Delaware Common Stock should consult his, her or its tax advisor regarding the tax consequences of the Redomestication.

Treatment of the Redomestication. Subject to the caveats and qualifications noted above, we intend the Redomestication, under U.S. federal income tax law, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Redomestication qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

●

no gain or loss will be recognized by, and no amount will be included in the income of, a holder of the Delaware Common Stock upon the conversion of such Delaware Common Stock into the Nevada Common Stock in connection with the Redomestication;

●

the aggregate tax basis of the shares of the Nevada Common Stock received by a holder of shares of the Delaware Common Stock in connection with the Redomestication will equal the aggregate tax basis of the shares of the Delaware Common Stock converted into such shares of the Nevada Common Stock; and

●

the holding period of the shares of the Nevada Common Stock received by a holder of the Delaware Common Stock in connection with the Redomestication will include the holding period of the common stock converted into such shares of the Nevada Common Stock.

Shareholders that have acquired different blocks of the Delaware Common Stock at different times or at different prices, and whose blocks of such common stock are converted into shares of Nevada Common Stock in connection with the Redomestication, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Nevada Common Stock.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE REDOMESTICATION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REDOMESTICATION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Information Reporting. A U.S. holder of the Delaware Common Stock that owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Redomestication will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Redomestication occurs a statement setting forth certain information relating to the Redomestication, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Redomestication. Holders of the Delaware Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

Required Vote

This proposal requires the affirmative vote of a majority of the outstanding shares of our common stock, assuming a quorum is present at the Annual Meeting. With respect to approval of the Redomestication and the adoption of the Redomestication Resolution, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Abstentions will only be counted for purposes of determining whether there is a quorum and will have the same effect as votes against the proposal. Brokers do not have discretion to vote on the proposal to approve the Redomestication, and broker non-votes will have the same effect as votes against the proposal.

We urge you to read in their entirety the text of the Redomestication Resolution, the Plan of Conversion, the Nevada Articles and the Nevada Bylaws, which are attached to this proxy statement as Appendices A through D and are incorporated by reference into this proposal. We believe the Redomestication is in the Company’s and our shareholder’s best interests for the reasons stated in this proposal. Accordingly, we ask our shareholders to vote “FOR” the Redomestication and the adoption of the Redomestication Resolution set forth in Appendix B to this proxy statement.

Your Board of Directors Recommends that Shareholders Vote

FOR

the Approval of the Redomestication to the State of Nevada

and Adoption of the Redomestication Resolution

PROPOSAL FOUR

APPROVAL OF INCREASE IN AUTHORIZED SHARES

OF THE COMPANY’S COMMON STOCK

FROM 50,000,000 TO 100,000,000

IN THE PROPOSED NEVADA ARTICLES OF INCORPORATION

Our Delaware Amended and Restated Certificate of Incorporation, as amended, currently authorizes the issuance of up to 50,000,000 shares of common stock, $0.01 par value. As of the Record Date, [  ] shares are currently issued and outstanding.

The Board of Directors is proposing that, in conjunction with the proposed Redomestication, the authorized shares of common stock of the Company be increased from 50,000,000 to 100,000,000 in the Company’s Nevada Articles of Incorporation. See “Proposal Three – Approval of Redomestication to Nevada by Conversion” on page 43 of this proxy statement. If the shareholders approve this proposal and the Redomestication, Section 4.1 of the Nevada Articles of Incorporation will read as follows:

The Corporation shall have authority to issue 110,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, having a par value of $0.01 per share (“Common Stock”), and 10,000,000 shares of preferred stock, having a par value of $0.01 per share (“Preferred Stock”).

The proposed increase in authorized shares of common stock, therefore, is contingent upon approval of the Redomestication and will only be implemented if the shareholders approve, and the Company implements, the Redomestication. If the Redomestication proposal is approved by our shareholders but this Proposal Four fails to obtain the requisite vote for approval, the number of shares of the Company’s common stock authorized for issuance under the Nevada Articles of Incorporation upon implementation of the Redomestication will continue to be 50,000,000 shares.

Purpose and Effect of the Proposed Amendment

While neither the Company nor the Board has any current plans for a future stock split or other corporate transaction involving the issuance of our common stock (other than issuances permitted or required under the Company’s proposed 2024 Equity Incentive Plan, or awards made pursuant to that plan, if approved by the shareholders. See “Proposal Two – Approval of the Company’s 2024 Equity Incentive Plan” on page 35 of this proxy statement), the Board believes that the current number of authorized shares does not provide the Company with adequate flexibility to issue stock in connection with any such future transactions or for general corporate purposes. In particular, if the Board determines that it would be appropriate to declare an additional future stock split or stock dividend, to conduct a stock offering, or to effect a significant acquisition through the exchange of common stock, the current number of unissued authorized shares might not be enough to complete such transaction. Although we cannot guarantee that any future stock splits or dividends, stock offerings or acquisitions will occur, the Board believes that the proposed increase in the number of authorized shares will provide the Company with the flexibility to issue shares in connection with such a transaction or for other corporate purposes, without incurring the expense of convening a special shareholder’s meeting or the delay of waiting until the next annual meeting.

If both this Proposal Four and the Redomestication proposal are approved, all authorized but unissued shares of common stock under the proposed Nevada Articles of Incorporation will be available from time to time for any proper purpose approved by the Board, including issuances in connection with stock-based benefit plans, future stock splits or dividends and issuances to raise capital or effect acquisitions. Additionally, if both this Proposal Four and the Redomestication proposal are approved, all or any of the authorized but unissued shares under the proposed Nevada Articles of Incorporation may be issued without further shareholder action, unless required by law or the rules of the NASDAQ Stock Market.

Existing shareholders do not have preemptive or similar rights to subscribe for or purchase any additional shares of common stock that the Company may issue in the future. Therefore, issuances of common stock other than issuances on a pro rata basis to all shareholders would reduce each shareholder’s proportionate interest in the Company.

An increase in the authorized number of shares of common stock could have an anti-takeover effect. If we issue additional shares in the future, such an issuance could dilute the voting power of a person seeking control of the Company, thereby making an attempt to acquire control of the Company more difficult or expensive. Neither the Board nor management is currently aware of any attempt, or contemplated attempt, to acquire control of the Company, and we are not presenting this proposal with the intent that it be used as an anti-takeover device.

Vote Required to Approve Proposal

Approval of the increase in the number of authorized shares of common stock requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting. Additionally, the increase would not become effective unless and until the Redomestication is also approved at the Annual Meeting and is implemented as contemplated.

Your Board of Directors Recommends that Stockholders Vote

FOR

the Approval of the Increase in Authorized Shares

in the Proposed Nevada Articles of Incorporation

PROPOSAL FIVE

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our consolidated financial statements as of and for the fiscal year ended December 31, 2023, were audited by Grant Thornton LLP, an independent registered public accounting firm. In 2024, the Audit Committee has selected Grant Thornton LLP as our principal independent auditor for the year ending December 31, 2024.

Shareholders’ ratification of the selection of Grant Thornton LLP to be our independent registered public accounting firm for fiscal year 2024 is not required by our Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accounting firm to the shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such change is in the best interests of PTSI and our shareholders.

We are not presently expecting that representatives of Grant Thornton LLP will attend the annual meeting of shareholders.

Your Board of Directors Recommends that Shareholders Vote

FOR

the Ratification of the Appointment of Grant Thornton LLP

as PTSI’s Independent Registered Public Accounting Firm

for the 2024 Calendar Year

INDEPENDENT PUBLIC ACCOUNTANTS—

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table shows the fees for professional services of Grant Thornton for audit and other services they provided to us for 2023 and 2022.

	2023	2022
Audit Fees (1)	$407,703	$381,344
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$407,703	$381,344

(1)

Includes the aggregate fees billed for professional services rendered for 2023 and 2022 for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q.

The Audit Committee pre-approves audit services and non-audit services that are to be performed for us by our independent auditor. The Audit Committee has delegated authority to its chairman, or any two of its other members acting together, to approve, between meetings of the Audit Committee, audit services and permissible non-audit services. Approvals between meetings are required to be reported to the Audit Committee at its next meeting. In addition to there being engagement letters for audit services, the Audit Committee has determined that there should be an engagement letter for any non-audit services that are to be performed by the independent auditor. All of the services described in the table above were pre-approved by the Audit Committee or by the chairman of the Audit Committee under the authority delegated by the Audit Committee.

TRANSACTIONS WITH RELATED PERSONS

We have a written policy requiring that our Audit Committee review and approve related person transactions that involve us and are of the type that are required to be disclosed in our proxy statement by SEC rules. A transaction may be a related person transaction if any of our directors, executive officers, owners of more than 5% of our common stock, or their immediate family have a material interest in the transaction and the amount involved exceeds $120,000. The policy authorizes the Audit Committee to approve a related person transaction if it determines that the transaction is at least as favorable to us as could have been obtained if the transaction had been with a person who is not related to us or is in our best interest.

Mr. Matthew T. Moroun is Chairman of our Board of Directors and Chairman of the Compensation Committee and the Executive Committee of our Board of Directors. His son, Mr. Matthew J. Moroun, is also a member of our Board of Directors. Although neither of them is an officer of the Company, Mr. Matthew T. Moroun and certain Moroun family trusts beneficially own a majority of our outstanding shares. Mr. Matthew T. Moroun is trustee of these trusts with investment authority over the shares in the trusts. Messrs. Matthew T. and Matthew J. Moroun also exercise significant influence over the management and operating policies of other family-owned businesses engaged in transportation, insurance, business services, and real estate development and management. Subject to our Audit Committee’s review and approval, through our various subsidiaries we transact business with these affiliates in the ordinary course of business.

During the first six months of 2024, Moroun-affiliated companies paid us a total of $2,808,330. These payments represent insurance claims payments of $151,123, freight transportation charges of $1,544,218, equipment leases payments of $281,180, reimbursement for Mexico operational expenses provided by a shared third-party service provider of $753,817, real estate rent and upkeep of $73,450 and payments for the purchase of used company vehicles of $4,542.

During the first six months of 2024, we made payments to certain Moroun-affiliated companies in the aggregate amount of $20,672,699. These payments are described below.

We made payments of $3,477,583 for purchases of trailing equipment and $6,675,488 for equipment parts and maintenance services to Moroun-affiliated companies during the first six months of 2024.

Payments of $559,987 were made for real estate leases during the first six months of 2024 which include maintenance facilities in one state and trailer drop yards in multiple states. The leases are generally month-to-month leases with automatic monthly renewal provisions.

Payments of $92,533 were made for bulk fuel purchases during the first six months of 2024. Payments in the amount of $445,172 were made for management and payroll services and software during the first six months of 2024.

We made payments to a Moroun-affiliated insurance company during the first six months of 2024 in the amount of $1,181,186 for insurance premiums paid pursuant to agreements to provide insurance coverage to certain of our independent contractors. The underlying agreements are made directly with the independent contractors. The full amount of these payments are recouped by us from the independent contractors. We also purchased physical damage insurance coverage on our tractors and trailers through an unaffiliated insurance broker, which is written by a subsidiary of a Moroun-affiliated insurance company. During the first six months of 2024, we received $151,123 in payments for claims filed. We secure coverage for commercial auto and general liability insurance through a Moroun-affiliated company. We also purchase workers compensation insurance coverage written by a subsidiary of a Moroun-affiliated insurance company. In the first six months of 2024, we made premium payments of $8,240,750 for commercial auto liability, general liability and workers’ compensation coverage under these policies.

During 2023, Moroun-affiliated companies paid us a total of $8,120,949. These payments represent insurance claims payments of $885,108, freight transportation charges of $5,884,627, equipment leases payments of $333,189, reimbursement for Mexico operational expenses provided by a shared third-party service provider of $768,011, real estate rent and upkeep of $239,021, payments for the purchase of used company vehicles of $10,817 and payments for parts and repairs of $176.

During 2023, we made payments to certain Moroun-affiliated companies in the aggregate amount of $29,448,284. These payments are described below.

We made payments of $1,137,583 for purchases of trailing equipment and $8,063,600 for equipment parts and maintenance services to Moroun-affiliated companies during 2023.

Payments of $1,540,102 were made for real estate leases during 2023 which include maintenance facilities in one state and trailer drop yards in multiple states. The leases are generally month-to-month leases with automatic monthly renewal provisions.

Payments of $26,232 were made for bulk fuel purchases during 2023. Payments in the amount of $865,858 were made for management and payroll services and software during 2023.

We made payments to a Moroun-affiliated insurance company during 2023 in the amount of $1,992,515 for insurance premiums paid pursuant to agreements to provide insurance coverage to certain of our independent contractors. The underlying agreements are made directly with the independent contractors. The full amount of these payments are recouped by us from the independent contractors. We also purchased physical damage insurance coverage on our tractors and trailers through an unaffiliated insurance broker, which is written by a subsidiary of a Moroun-affiliated insurance company. During 2023, we received $885,108 in payments for claims filed. We secure coverage for commercial auto and general liability insurance through a Moroun-affiliated company. We also purchase workers compensation insurance coverage written by a subsidiary of a Moroun-affiliated insurance company. In 2023, we made premium payments of $15,822,394 for commercial auto liability, general liability and workers’ compensation coverage under these policies.

In July 2023, we repurchased 24,934 shares of our common stock from our former Chief Financial Officer, Allen W. West, for a total purchase price of $641,552.

During 2022, Moroun-affiliated companies paid us a total of $1,945,414. These payments represent insurance claims payments of $669,851, freight transportation charges of $554,055, equipment lease payments of $487,870, real estate rent and upkeep of $227,829, payments for the purchase of used company vehicles of $4,770, and payments for parts and repairs of $1,039.

During 2022, we made payments to certain Moroun-affiliated companies in the aggregate amount of $26,356,766. These payments are described below.

We made payments of $4,794,386 for purchases of trailing equipment and $4,304,508 for equipment parts and maintenance services to Moroun-affiliated companies during 2022.

Payments of $1,780,813 were made for real estate leases during 2022 which include maintenance facilities in one state and trailer drop yards in multiple states. The leases are generally month-to-month leases with automatic monthly renewal provisions.

Payments of $111,899 were made for bulk fuel purchases during 2022. Payments in the amount of $366,740 were made for management and payroll services and software during 2022.

We made payments to a Moroun-affiliated insurance company during 2022 in the amount of $2,166,046 for insurance premiums paid pursuant to agreements to provide insurance coverage to certain of our independent contractors. Because the underlying agreements are made directly with the independent contractors, the full amount of these payments were recouped by us from the independent contractors. We also purchased physical damage insurance coverage on our tractors and trailers through an unaffiliated insurance broker, which is written by a subsidiary of a Moroun-affiliated insurance company. During 2022, we received $669,851 in payments for claims filed. We secure coverage for commercial auto and general liability insurance through a Moroun-affiliated company. We also purchase workers compensation insurance coverage written by a subsidiary of a Moroun-affiliated insurance company. In 2022, we made premium payments of $12,832,375 for commercial auto liability, general liability and workers’ compensation coverage under these policies.

We believe that substantially all of the above transactions were entered into on terms at least as favorable to us as could have been obtained from persons who were not related to us, and each of the transactions was in our best interest. Our operating subsidiaries continue to enter into transactions with Moroun-affiliated entities in 2024 that are similar to those described above.

ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-K

Additional information concerning us, including our financial statements, is provided in our 2023 Annual Report to Shareholders that accompanies this proxy statement. Our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on March 13, 2024, and as amended and supplemented on April 29, 2024, is available to shareholders without charge who make a written request for it to our Secretary, Tyler Majors, at our principal executive office, Post Office Box 188, Tontitown, Arkansas 72770. Copies of exhibits filed with that report or referenced in it will be furnished to shareholders upon request and payment of our expenses in furnishing such documents. The Annual Report is also available on our website at www.pamtransport.com under the caption of “Investors.”

SHAREHOLDER PROPOSALS

In order for a proposal by a shareholder to be included in the Company’s proxy statement and proxy form for an annual meeting of the Company’s shareholders, the proposal must: (1) concern a matter that may be properly considered and acted upon at the annual meeting in accordance with applicable laws, including our Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934; and (2) be received by the Company at its principal executive office, Post Office Box 188, Tontitown, Arkansas 72770, Attention: Tyler Majors, Secretary, not less than 120 calendar days before the anniversary of the date of the previous year’s proxy statement. If no annual meeting was held the previous year and in any year in which the date of the annual meeting is moved by more than 30 days from the date of the previous year’s annual meeting, the proposal will be considered timely if received within a reasonable time before the Company begins to print and mail its proxy materials. Such shareholder proposals must also comply with the additional requirements of Rule 14a-8 of the Exchange Act (or any successor rule) to be eligible for inclusion in the proxy statement for the annual meeting of shareholders in 2025. The Company’s 2025 annual meeting of shareholders is expected to be held on a date more than 30 days prior to the anniversary date of the Company’s 2024 annual meeting of shareholders. In such event, the Company will publicly disclose the date of the 2025 annual meeting of shareholders and the applicable deadlines for submitting proposals for such meeting in the earliest possible Quarterly Report on Form 10-Q or by other means reasonably calculated to inform shareholders. If no earlier deadline is disclosed by the Company, in order for a proposal by a shareholder to be included in the Company’s proxy statement and proxy form for our 2025 annual meeting of shareholders in accordance with Rule 14a-8 of the Exchange Act, the proposal must be received by the Company no later than May [ ], 2025.

The Company’s Bylaws provide that only such nominations of persons for the election of directors and such other business that have been properly brought before a shareholder meeting will be conducted. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a shareholder, the shareholder must give written notice to the Secretary at the Company’s principal executive offices of the Company, and such notice must be received by the Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is held on a day not more than 30 days before and not later than 60 days after the anniversary of the previous year’s annual meeting. However, as noted above, the Company currently expects that the date of the 2025 annual meeting of shareholders will be advanced by more than 30 days from the anniversary date of the 2024 annual meeting of shareholders. Pursuant to the Company’s Bylaws, in the event that the date of the annual meeting of shareholders to be held in 2025 is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s annual meeting of shareholders the shareholder’s notice is timely only if it is delivered to the Secretary at the Company’s principal executive offices no earlier than the close of business on the 120th day prior to the annual meeting and no later than the later of the 90th day prior to the annual meeting and the 10th day after the Company publicly announces the date of the current year’s annual meeting. To be in proper written form, a shareholder’s notice to the Company’s Secretary must comply with all requirements contained in the Company’s Bylaws, a copy of which may be obtained upon written request to the Secretary of the Company.

Accordingly, in connection with our annual meeting of shareholders to be held in 2025, a shareholder intending to introduce a proposal or nominate a director but not intending the proposal or nomination to be included in the Company’s proxy materials for such annual meeting must provide written notice to the Secretary at the Company’s principal executive office, Post Office Box 188, Tontitown, Arkansas 72770, Attention: Tyler Majors, Secretary, and such notice must be received by the Secretary within the time period prescribed above. If the date of the 2025 annual meeting of shareholders is not advanced by more than 30 days, nor delayed by more than 60 days, from the anniversary date of the 2024 annual meeting of shareholders, such notice must be received not earlier than the close of business on July 3, 2025 and not later than the close of business on August 1, 2025. Because our advance notice bylaws require earlier notice than Rule 14a-19, all notices required under Rule 14a-19 would also need to be received by the Secretary not later than the close of business on August 1, 2025. The persons appointed by our Board of Directors to act as the proxies for such annual meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the annual meeting, if such matter or proposal is properly raised at the annual meeting and put to a vote.

OTHER MATTERS

We do not know of any matters to be brought before the meeting other than those described in this proxy statement. If any other matter properly comes before the meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

By Order of the Board of Directors

Joseph A. Vitiritto
President and Chief Executive Officer

September [  ], 2024

APPENDIX A

P.A.M. TRANSPORTATION SERVICES, INC.

2024 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan. The purposes of this Plan are (a) to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals; (b) to incentivize Employees, Directors and Consultants with long-term equity-based compensation to align their interests with the Company’s shareholders, and (c) to promote the success of the Company’s business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares and unrestricted Common Stock.

2.	Definitions. As used herein, the following definitions will apply:

a.            “Administrator” means the Board or the Committee of the Board that will be administering the Plan, in accordance with Section 4 of the Plan.

b.            “Affiliate” means, at the time of determination, any Parent, Subsidiary, or Predecessor of the Company.

c.            “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

d.            “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or unrestricted Common Stock.

e.            “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. Award Agreement is subject to the terms and conditions of the Plan.

f.            “Beneficial Owner” means the definition given in Rule 13d-3 and Rule 13d-5 of the Exchange Act.

g.            “Board” means the Board of Directors of the Company.

h.            “Change in Control” except as may otherwise be provided in an Award Agreement, means the occurrence of any of the following:

i.     The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s shareholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization; provided that any Person who (1) was a Beneficial Owner of the voting securities of the Company immediately prior to such merger or consolidation, and (2) is a Beneficial Owner of more than twenty percent (20%) of the securities of the Company immediately after such merger or consolidation, and (3) is not a Moroun Family Shareholder or any group in which a Moroun Family Shareholder is a member, shall be excluded from the list of “the Company’s shareholders immediately prior to such merger, consolidation or reorganization” for purposes of the preceding calculation;

ii.     The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company or by one or more Moroun Family Shareholders, (y) to a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the Company or (z) to a continuing or surviving entity described in Section 2(h)(i) in connection with a merger, consolidation or corporate reorganization which does not result in a Change in Control under Section 2(h)(i));

iii.    The consummation of any transaction as a result of which any Person or group (other than a Moroun Family Shareholder or any group in which any a Moroun Family Shareholder is a member) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this subparagraph (iii), the term “Person” shall exclude: (1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate of the Company; (2) a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; (3) the Company; (4) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company; and (5) a trustee or receiver appointed for the purpose of a complete winding up, liquidation or dissolution of the Company. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions.

iv.    The definition of “Change in Control,” and all other terms and provisions of the Plan, shall be interpreted at all times in such a manner as to comply with Section 409A of the Code, meaning that no additional income tax is imposed on the Participant pursuant to Section 409A(1)(a) of the Code. Notwithstanding the foregoing subparagraphs (i) through (iii) above, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation” (as defined for purposes of Section 409A of the Code), “Change in Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.

i.            “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

j.            “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof. In the absence of such appointment, the Board shall serve as the Committee.

k.            “Common Stock” means the common stock of the Company.

l.            “Company” means P.A.M. Transportation Services, Inc., a Delaware corporation, or any successor thereto.

m.          “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render services to such entity (as the terms consultant and advisor are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended, or any successor form).

n.            “Director” means a member of the Board.

o.            “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

p.            “Effective Date” means the date the Plan is approved by shareholders of the Company.

q.            “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

r.            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

s.            “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

i.      If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

ii.     If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

iii.    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator in compliance with Applicable Laws, including Sections 409A and 422 of the Code.

t.            “Fiscal Year” means the fiscal year of the Company.

u.            “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

v.            “Inside Director” means a Director who is an Employee.

w.            “Moroun Family Shareholder” means Matthew T. Moroun, Matthew J. Moroun, their immediate family members (as defined in Rule 16a-1(e)) and any trust established for the benefit of any such Person who constitutes the Beneficial Owner of the subject shares for purposes of Rule 16a-1(a)(1) or Rule 16a-1(a)(2).

x.            “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

y.          “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

z.            “Option” means a stock option granted pursuant to the Plan.

aa.          “Outside Director” means a Director who is not an Employee.

bb.          “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent after the adoption of the Plan shall be considered a Parent commencing as of such date.

cc.          “Participant” means the holder of an outstanding Award.

dd.          “Performance Goal” means a performance goal established by the Administrator pursuant to Section 10(c) of the Plan.

ee.          “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of one or more Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

ff.          “Performance Unit” means an Award which may be earned in whole or in part upon attainment of one or more Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

gg.          “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

hh.          “Person” has the meaning set forth in Section 13(d) and 14(d) of the Exchange Act.

ii.            “Plan” means this 2024 Equity Incentive Plan.

jj.          “Predecessor” means a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under Section 424(a) of the Code had occurred) with the Company, or a corporation which is a Parent or Subsidiary of the Company, or a predecessor of any such corporation.

kk.          “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan.

ll.          “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

mm.         “Rule 16a-1(e)” means Rule 16a-1(e) of the Exchange Act or any successor to Rule 16a-1(e), as in effect when discretion is being exercised with respect to the Plan.

nn.          “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

oo.          “Section 16(b)” means Section 16(b) of the Exchange Act.

pp.          “Service Provider” means an Employee, Director or Consultant.

qq.          “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

rr.          “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

ss.          “Subsidiary” means any entity (other than the Company) in an unbroken chain of entities beginning with the Company if each entity other than the last entity in the unbroken chain owns an equity ownership interest possessing fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other equity ownership interests in one of the other entities in such chain. An entity that attains the status of a Subsidiary after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

3.	Stock Subject to the Plan.

a.            Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 1,600,000 Shares (the “Share Reserve”). The Shares may be authorized, but unissued, or reacquired Common Stock. The maximum number of Shares that may be issued upon the exercise of Incentive Stock Options is 1,600,000.

b.            Lapsed Awards. To the extent an Award expires, is surrendered or becomes unexercisable without having been exercised or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the canceled, forfeited, terminated or unissued Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to stock-settled Stock Appreciation Rights, the total number of shares of Common Stock subject to such Stock Appreciation Rights (and not the net number of shares of Common Stock actually issued pursuant to such Stock Appreciation Rights) will cease to be available under the Plan. Shares subject to an Award under the Plan may not again be made available for issuance under the Plan if such Shares are (x) Shares that were subject to an Option or a stock-settled Stock Appreciation Right and were not issued upon the net settlement or net exercise of such Option or Stock Appreciation Right, or (y) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes under Options, Stock Appreciation Rights or other Awards. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. In addition, shares of Common Stock repurchased by the Company with the proceeds of the exercise prices for any Options may not be reissued under the Plan.

c.            Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof (“Substitute Awards”). The terms and conditions of such Substitute Awards shall be set forth in an Award Agreement and shall, except as may be inconsistent with any provision of the Plan, to the extent practicable provide the recipient with benefits (including economic value) substantially similar to those provided to the recipient under the existing award which such Substitute Award is intended to replace. Substitute Awards shall not count against the overall share limit set forth in the Plan, except as may be required by reason of Section 422 and related provisions of the Code but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business.

d.            Prior Plan. Following the approval of the Plan by the shareholders of the Company, no new awards may be granted under the Company’s 2014 Amended and Restated Stock Option and Incentive Plan (the “2014 Plan”). Awards outstanding under the 2014 Plan shall remain in full force and effect under the 2014 Plan according to its terms.

4.	Administration of the Plan.

a.            Procedure.

i.      Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

ii.     Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

iii.    Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

b.            Powers of the Administrator. Subject to the provisions of the Plan, the Administrator will have the authority, in its discretion:

i.      to determine the Fair Market Value;

ii.     to select the Service Providers to whom Awards may be granted hereunder;

iii.    to determine the number of Shares to be covered by each Award granted hereunder;

iv.    to approve forms of Award Agreements for use under the Plan;

v.     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator may determine;

vi.    to construe and interpret the terms and provisions of the Plan and Award Agreements executed pursuant to the Plan;

vii.   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations established for the purpose of satisfying applicable foreign laws, for qualifying for favorable tax treatment under applicable foreign laws or facilitating compliance with foreign laws; and sub-plans may be created for any of these purposes;

viii.  to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(a) and Section 6(b) of the Plan);

ix.    to allow Participants to satisfy withholding or other tax obligations in such manner as prescribed in Section 15 of the Plan;

x.     to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator; and

xi.    to make all other determinations deemed necessary or advisable for administering the Plan.

c.            Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

d.            No Option or Stock Appreciation Right Repricing Without Shareholder Approval. Except as provided in Section 14(a) hereof relating to certain anti-dilution adjustments, unless the approval of the holders of a majority of the Shares that are present in person or by proxy and entitled to vote at any annual or special meeting of the Company’s shareholders is obtained, (i) Options and Stock Appreciation Rights issued under the Plan shall not be amended to lower their exercise price, (ii) Options and Stock Appreciation Rights issued under the Plan will not be exchanged for other Options or Stock Appreciation Rights with lower exercise prices, (iii) Options and Stock Appreciation Rights issued under the Plan with an exercise price in excess of the Fair Market Value of the underlying Shares will not be exchanged for cash or other property, and (iv) no other action shall be taken with respect to Options or Stock Appreciation Rights that would be treated as a repricing under the rules of the principal stock exchange or market system on which the Shares are listed.

e.            Delegation by the Board. Subject to any requirements of Applicable Law, the Board may delegate to one or more officers of the Company the power to grant Awards (subject to any limitations under the Plan) to Employees of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant, and the time period in which such Awards may be granted; and provided further, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any Officer of the Company.

5.	Award Eligibility and Limitations.

a.            Award Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and unrestricted Common Stock may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

b.            Limit on Awards to Outside Directors. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as an Outside Director with respect to any fiscal year, including Awards granted and cash fees paid by the Company to such Outside Director, will not exceed seven hundred and fifty thousand dollars ($750,000) in total value, calculating the value of any Awards based on the grant date fair value of such Awards for financial reporting purposes. The Board may make an exception to the applicable limit in this Section 5(b) for any Outside Director in extraordinary circumstances, as the Board may determine in its discretion, provided that any Outside Director who is granted or paid such additional compensation may not participate in the decision to grant or pay such additional compensation.

c.            Rights Under the Plan. No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Award until the date of the issuance of such shares on the books and records of the Company. Except as otherwise expressly provided in Section 14 hereof, no adjustment of any Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 5(c) is intended, or should be construed, to limit authority of the Administrator to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

6.	Stock Options.

a.            Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. With respect to the Committee’s authority in Section 4(b)(viii), if, at the time of any such extension, the exercise price per Share of the Option is less than the Fair Market Value of a Share, the extension shall, unless otherwise determined by the Committee, be limited to the earlier of (1) the maximum term of the Option as set by its original terms, or (2) ten (10) years from the grant date. Unless otherwise determined by the Committee, any extension of the term of an Option pursuant to Section 4(b)(viii) shall comply with Code Section 409A to the extent necessary to avoid taxation thereunder.

b.            Term of Option. The term of each Option will be stated in the Award Agreement and will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

c.            Option Exercise Price and Consideration.

i.      Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

1.	In the case of an Incentive Stock Option,

a.

granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; and

b.

granted to any Employee other than an Employee described in paragraph (a) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

2.	In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

ii.     Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

iii.    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration for both types of Options may consist entirely of: (1) cash; (2) check; (3) other Shares, provided that (A) such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised, (B) such Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements, and (C) accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) for Nonstatutory Stock Options, by net exercise; (6) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (7) any combination of the foregoing methods of payment.

d.            Exercise of Option.

i.      Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

ii.     Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (A) the date that is three (3) months following the Participant’s termination; (B) the expiration of the term of the Option as set forth in the applicable Award Agreement; or (C) the tenth (10th) anniversary of the grant date. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan. If the Participant dies following the date of the Participant’s termination and prior to the earlier of the date specified in subclauses (A), (B) and (C) of this paragraph, then the Option shall be exercisable until the earlier to occur of the following: (X) the first anniversary following the Participant’s termination; (Y) the expiration of the term of the Option as set forth in the applicable Award Agreement; or (Z) the tenth (10th) anniversary of the grant date.

iii.    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

iv.    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.	Restricted Stock.

a.            Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

b.            Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

c.            Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

d.            Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate. Unless provided otherwise in an Award Agreement, the Participant shall have no right to vote or to receive dividends or other distributions with respect to shares of Restricted Stock that have not vested.

e.            Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

f.            Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.	Restricted Stock Units.

a.            Grant. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

b.            Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis (including the passage of time) determined by the Administrator in its discretion.

c.            Restricted Stock Unit Agreement. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the number of Restricted Stock Units granted, the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

d.            Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

e.            Dividend Equivalents on Unvested Restricted Stock Units. The Award Agreement for Restricted Stock Units may provide a Participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Shares (“Dividend Equivalents”). Dividend Equivalents may be settled in cash and/or Shares, shall be subject to the same restrictions on transfer and forfeiture provisions as the Restricted Stock Units with respect to which paid, and shall not be settled prior to vesting of the Restricted Stock Units with respect to which paid. No interest will be paid on Dividend Equivalents.

f.            Form and Timing of Payment. Payment of earned Restricted Stock Units will be made upon the date determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

g.            Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.	Stock Appreciation Rights.

a.            Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

b.            Number of Shares. Subject to the terms and conditions of the Plan, the Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

c.            Exercise Price and Other Terms. The per share exercise price for the Shares underlying an Award of Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

d.            Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the number of Shares underlying the Award, the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

e.            Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

f.            Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

i.      The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; multiplied by

ii.     The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon a Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.	Performance Units and Performance Shares.

a.            Grant. Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion, and the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

b.            Value. Subject to the terms and conditions of the Plan, each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant and each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

c.            Performance Objectives and Other Terms. The Administrator will set Performance Goals or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid out to the Service Provider. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, may determine.

d.            Measurement of Performance Goals. Performance Goals shall be established by the Administrator on the basis of targets to be attained with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

i.            Performance Measures. For each Performance Period, the Administrator shall establish the Performance Measures, if any, and any particulars, components and adjustments relating thereto, applicable to each Participant. The Performance Measures, if any, will be based upon the achievement of a specified percentage or level in one or more discretionary or non-discretionary factors preestablished by the Administrator. Performance Measures may be one or more of the following or based on such other performance criteria as the Administrator may deem appropriate, and may be determined pursuant to generally accepted accounting principles (“GAAP”), non-GAAP or other basis, in each case as determined by the Committee: (i) total revenue; (ii) fuel surcharge revenue; (iii) revenue, excluding fuel surcharge; (iv) operating income; (v) operating ratio; (vi) income or earnings before taxes, interest, depreciation and/or amortization; (vii) income or earnings from continuing operations; (viii) effective tax rates; (ix) cash taxes; (x) net income; (xi) pre-tax income or after-tax income; (xii) operating expenses, or any component expense thereof; (xiii) financing or capital transactions; (xiv) gross margin; (xv) operating margin or profit margin; (xvi) capital expenditures, cost targets, and expense management; (xvii) total assets; (xviii) return on assets (gross or net), return on investment, return on capital, or return on shareholder equity; (xix) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (xx) stock price or total shareholder return; (xxi) earnings or book value per share (basic or diluted); (xxii) economic value created; (xxiii) pre-tax profit or after-tax profit; (xxiv) freight rates or any other customer pricing measure; (xxv) customer growth, retention or diversification; (xxvi) goals relating to divestitures, joint ventures, mergers, acquisitions and similar transactions; (xxvii) changes in revenue equipment counts or utilization; (xxviii) goals relating to human capital management, including but not limited to driver or other employee recruiting, retention or turnover, results from employee surveys, employee safety, employee accident and/or injury rates, headcount, performance management, or completion of employee training initiatives; (xxix) goals relating to transportation safety measures, ratings, incidents or initiatives; (xxx) goals related to equipment maintenance; and (xxxi) key regulatory objectives. The Administrator may specify that such Performance Measures shall be adjusted to exclude any one or more of (a) extraordinary items, (b) gains or losses on the dispositions of assets, (c) the cumulative effects of changes in accounting principles, (d) the writedown of any asset, (e) unusual and/or infrequent events impacting Company performance, and (f) any other events affecting the Company, as determined by the Administrator.

ii.           Administrator Discretion on Performance Measures. As determined in the discretion of the Administrator, the Performance Measures for any Performance Period may (a) differ from Participant to Participant and from Award to Award, (b) be based on the performance of the Company as a whole or the performance of a specific Participant or one or more subsidiaries, divisions, departments, regions, locations, segments, functions or business units of the Company, (c) be measured on a per share, per truck, trailer or other revenue equipment unit, per mile, per lane, per customer, per employee, and/or other objective or subjective basis, (d) be measured on a pre-tax or after-tax basis, and (e) be measured on an absolute basis or in relative terms (including, but not limited to, the passage of time and/or against other companies, financial metrics and/or an index). Without limiting the foregoing, the Administrator shall adjust any performance criteria, Performance Measures or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock, and may take into account other factors (including subjective factors).

e.            Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other vesting provisions have been achieved. Notwithstanding any provision of the Plan, the Administrator may adjust downwards the cash or number of Shares payable pursuant to such an award if it determines, in its sole discretion, that such adjustment is appropriate.

f.            Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made upon the time set forth in the applicable Award Agreement. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

g.            No Dividends on Unvested Performance Units/Shares. Notwithstanding any provision of this Plan to the contrary, dividends and dividend equivalents shall not be paid with respect to unvested Performance Units/Shares prior to the time of vesting of the underlying Performance Units/Shares, or portion thereof, with respect to which the dividend or dividend equivalent is accrued.

h.            Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.

Unrestricted Stock. The Committee may cause the Company to grant unrestricted shares of Common Stock to Participants at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. Unrestricted Common Stock shall immediately vest and shall not be subject to any Period of Restriction. Except as required by Applicable Laws, no payment shall be required for shares of unrestricted Common Stock. The Company shall issue, in the name of each Participant to whom unrestricted Shares have been granted, the total number of Shares granted to the Participant as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

12.

Leaves of Absence; Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence unless contrary to Applicable Law. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Participant’s employer or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If such leave exceeds three (3) months and reemployment upon expiration of a leave of absence approved by the Participant’s employer is not so guaranteed, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period, and such Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the first (1st) day immediately following a three (3)-month period from the date the employment relationship is deemed terminated.

13.

Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or beneficiary designation or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.	Adjustments; Dissolution or Liquidation; Merger or Change in Control.

a.            Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Plan and/or the number, class, kind and price of securities covered by each outstanding Award, the numerical Share limits and Share counting provisions in Section 3 of the Plan. Notwithstanding the forgoing, all adjustments under this Section 14 are intended to be made in a manner that does not result in taxation under Code Section 409A.

b.            Dissolution or Liquidation. In the event of the proposed winding up, dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

c.            Change in Control. Except as set forth in an Award Agreement, to the extent the successor corporation in a merger or Change in Control does not assume or substitute for outstanding Awards under the Plan, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all Performance Goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

15.	Tax.

a.            Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or prior to any time the Award or Shares are subject to taxation, the Company and/or the Participant’s employer will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation or social insurance contributions) required to be withheld with respect to such Award (or exercise thereof).

b.            Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to all or part of the Participant’s estimated federal, state, local, foreign or other tax obligations with respect to such Award (or exercise thereof), or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to all or part of such estimated tax obligations with respect to such Award (or exercise thereof). Except as otherwise determined by the Administrator, the Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

c.            Compliance With Code Section 409A. Awards are intended to be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A (or an exemption therefrom) and will be construed and interpreted in accordance with such intent. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, it is intended that the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A (or an exemption therefrom), such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. Except as provided in an individual Award Agreement initially or by amendment, if and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Code Section 409A and (ii) the Participant is a specified employee as defined in Code Section 409A(a)(2)(B)(i), in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Code Section 409A) (the “New Payment Date”), except as Code Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule. In no event will the Company be responsible for or reimburse a Participant for any taxes or other penalties incurred as a result of the application of Code Section 409A.

16.

No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, or (if different) the Participant’s employer, nor will they interfere in any way with the Participant’s right or the Participant’s employer’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.

Clawback Policy. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy adopted by the Company or that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by Applicable Laws. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate.

18.

Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.	Term of Plan. The Plan will continue in effect for a term of ten (10) years from the date the Plan is adopted by the Board, unless terminated earlier under Section 20 of the Plan.

20.	Amendment and Termination of the Plan.

a.            Amendment and Termination. The Committee may at any time amend, alter, suspend or terminate the Plan or any Award Agreement, subject to the provisions of this Section 20.

b.            Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws or as required pursuant to Section 4(d) of the Plan.

c.            Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan or any Award Agreement will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.

Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Administrator shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Administrator in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided further, however, that within sixty (60) days after the institution of any such action, suit or proceeding, such Administrator shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

22.	Conditions Upon Issuance of Shares.

a.            Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

b.            Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

c.            Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

d.            Governing Law. The Plan and all Awards hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions.

Adopted by the Board of Directors on February 15, 2024, and approved by the Company’s shareholders on [•], 2024.

APPENDIX B

REDOMESTICATION RESOLUTIONS

WHEREAS, the board of directors (the “Board”) of P.A.M. Transportation Services, Inc., a Delaware corporation (the “Corporation”), has considered and discussed with management and the Board’s advisors the merits and risks of approving the conversion of the Corporation to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with Section 92A.195 of the Nevada Revised Statutes (the “NRS”) and Section 266 of the Delaware General Corporation Law (the “DGCL”), and the proposed Plan of Conversion attached hereto and incorporated by reference herein as Exhibit A (the “Plan of Conversion”);

WHEREAS, the Plan of Conversion provides, among other things, that the Corporation will convert from a Delaware corporation to a Nevada corporation that will operate under a new corporate name as set forth in the Plan of Conversion (the “Name Change”) (the Corporation from and after the Effective Time (as defined below), the “Converted Corporation”), pursuant to and in accordance with Section 92A.195 of the NRS and Section 266 of the DGCL and the terms and conditions of the Plan of Conversion (the “Conversion”);

WHEREAS, the Plan of Conversion provides, among other things, that, if the Plan of Conversion has not been terminated in accordance with the terms of the Plan of Conversion, the Corporation shall file a certificate of conversion (the “DE Certificate of Conversion”) with the Secretary of State of the State of Delaware and articles of domestication (the “NV Articles of Domestication”) with the Secretary of State of the State of Nevada;

WHEREAS, the Conversion shall become effective upon the filing of the DE Certificate of Conversion and the NV Articles of Domestication or at such later date and time as specified in the DE Certificate of Conversion and the NV Articles of Domestication (the “Effective Time”);

WHEREAS, the Plan of Conversion provides that at the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Corporation or any other person:

(i)

each share of Common Stock, par value $0.01 per share, of the Corporation issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Common Stock, par value $0.01 per share, of the Converted Corporation;

(ii)

each share of Preferred Stock, par value $0.01 per share, of the Corporation issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Preferred Stock, par value $0.01 per share, of the Converted Corporation;

WHEREAS, as part of the Conversion, the Board desires to increase the authorized shares of the Common Stock of the Converted Corporation from 50,000,000 shares to 100,000,000 shares (the “Increase in Authorized Common Stock”) for the purposes of potential future capital raising transactions, corporate acquisitions, stock splits and other general corporate purposes;

WHEREAS, as part of the Conversion, the Board desires to approve the Nevada Articles of Incorporation (attached as Exhibit B), reflecting, among other provisions, the Name Change and the Increase in Authorized Common Stock, and the Nevada Bylaws (attached as Exhibit C), which together shall govern the Corporation pursuant to NRS 78.010 et seq. following the Conversion; and

B-1

WHEREAS, after discussions and review by the Board of the principal terms and conditions of the proposed transactions set forth in the Plan of Conversion and the documents relating thereto and taking into consideration a number of factors, the Board has determined that the Plan of Conversion, and the transactions contemplated thereby, including the Conversion (collectively, the “Transactions”), are advisable and fair to, and in the best interests of, the Corporation and its shareholders, and the Board desires to (i) approve the Conversion and approve and adopt the Plan of Conversion, (ii) direct that these resolutions of the Board approving the Conversion and the Plan of Conversion be submitted to the shareholders of the Corporation for their approval and adoption, and (iii) recommend that the shareholders of the Corporation approve the adoption of these resolutions of the Board.

NOW, THEREFORE, IT IS HEREBY:

RESOLVED, that the Board hereby (i) approves and declares advisable the Conversion and approves, adopts, and declares advisable the Plan of Conversion, including the Nevada Articles of Incorporation and the Nevada Bylaws, (ii) authorizes and directs the officers of the Corporation to cause these resolutions of the Board approving the Conversion and the Plan of Conversion to be submitted to the shareholders of the Corporation for their approval and adoption at the next annual meeting of shareholders of the Corporation or at a special meeting of the shareholders of the Corporation called for such purpose, and (iii) recommends that the shareholders of the Corporation approve the adoption of these resolutions of the Board; and

FURTHER RESOLVED, that the form, terms, provisions, and conditions of the Plan of Conversion, be, and the same hereby are, in all respects approved, and the Transactions and all other actions or matters necessary or appropriate to give effect to the foregoing be, and the same hereby are, in all respects approved; and

FURTHER RESOLVED, that the officers of the Corporation be, and the same hereby are, and each of them acting singly hereby is, authorized and directed to prepare, or cause to be prepared, and to execute and deliver such other documents and instruments, and to take such other actions, as such officer(s) may deem necessary, advisable or appropriate to consummate, give effect to or further the Plan of Conversion and the Transactions; and

FURTHER RESOLVED, that, to the extent applicable to the Corporation or to the Transactions, the effectuation by the Corporation of the Plan of Conversion and the Transactions be, and the same hereby are, approved for all purposes under NRS 78.411 through 78.444, inclusive; and

FURTHER RESOLVED, that the Corporation shall continue its corporate existence as a Delaware corporation prior to the Conversion, and upon and after the Conversion, the Corporation shall continue its corporate existence uninterrupted as the Converted Corporation incorporated in Nevada; and

FURTHER RESOLVED, that notwithstanding the foregoing resolutions and notwithstanding the receipt of the requisite shareholder approval of the adoption of these resolutions of the Board and the approval of the Plan of Conversion, including the Conversion, the Board may abandon the Plan of Conversion and the Transactions without further action by the shareholders of the Corporation, at any time prior to the Effective Time.

B-2

APPENDIX C

PLAN OF CONVERSION

OF

P.A.M. TRANSPORTATION SERVICES, INC.,

A DELAWARE CORPORATION,

TO

PAMT CORP,

A NEVADA CORPORATION

This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of P.A.M. Transportation Services, Inc., a Delaware corporation (the “Delaware Corporation”), to PAMT CORP, a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Chapters 78 and 92A of the Nevada Revised Statutes (as amended, the “NRS”).

RECITALS:

A.	The Delaware Corporation was incorporated on June 27, 1986.

B.

Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Section 92A.195 of the NRS, the Delaware Corporation will be converted to a Nevada Corporation under a new name and in conjunction with an increase in the current authorized Common Stock of the Corporation.

C.

The Board of Directors of the Delaware Corporation (the “Board”) has (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its shareholders and recommended the approval of the Conversion by the shareholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Domestication (as each is defined below).

D.

The shareholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Domestication.

E.

In connection with the Conversion, at the Effective Time (as hereinafter defined), each share of Common Stock, par value $0.01 per share (the “Delaware Common Stock”), and each share of Preferred Stock, par value $0.01 per share (the “Delaware Preferred Stock”), if any, of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be converted into one share of Common Stock, par value $0.01 per share (the “Nevada Common Stock”), and one share of Preferred Stock, par value $0.01 per share (the “Nevada Preferred Stock”), respectively, of the Nevada Corporation.

F.	The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1	Conversion. At the Effective Time (as hereinafter defined), the following shall occur (collectively, the “Conversion”):

1.1.1

the Delaware Corporation will be converted to the Nevada Corporation, in accordance with Section 266 of the DGCL and Section 92A.195 of the NRS, and shall be governed by the Nevada Governing Documents (as defined below), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada;

1.1.2	the name of the Corporation shall become PAMT CORP; and

1.1.3

the Corporation’s authorized Common Stock, par value $0.01 per share, shall increase from 50,000,000 shares of Delaware Common Stock to 100,000,000 shares of Nevada Common Stock, with no effect to the issued and outstanding shares of Common Stock of the Corporation, except as set forth in Section 3.2 of this Plan.

1.2  Certificate of Conversion. The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file articles of domestication in the form attached hereto as Exhibit B (the “Nevada Articles of Domestication”) and articles of incorporation in the form attached hereto as Exhibit C (the “Nevada Articles of Incorporation”) with the Nevada Secretary of State, and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3  Approval. The Board and the shareholders of the Delaware Corporation have approved and adopted this Plan, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Domestication.

1.4  Effective Time. The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Nevada Articles of Domestication and Nevada Articles of Incorporation filed with the Nevada Secretary of State or at a such later time as specified in the Delaware Certificate of Conversion and the Nevada Articles of Domestication (the “Effective Time”).

ARTICLE II

ORGANIZATION

2.1 Nevada Governing Documents. At the Effective Time, the Nevada Articles of Incorporation and the Bylaws of the Nevada Corporation in the form attached hereto as Exhibit D (together with the Nevada Articles of Incorporation, the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.

2.2 Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its shareholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1 Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the States of Delaware and Nevada, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if such debts, liabilities, and duties had originally been incurred or contracted by the Nevada Corporation.

3.2 Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation or the shareholders, (i) each share of Delaware Common Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Nevada Common Stock, and all options, warrants or other entitlement to receive a share of Delaware Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of Nevada Common Stock and (ii) each share of Delaware Preferred Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Nevada Preferred Stock, and all options, warrants or other entitlement to receive a share of Delaware Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of Nevada Preferred Stock.

3.3 Effect on Stock Certificates. All of the outstanding certificates representing shares of Delaware Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Nevada Common Stock.

3.4 Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its shareholders, each employee benefit plan, equity incentive plan or other similar plan to which the Delaware Corporation is a party shall continue to be a plan of the Nevada Corporation. To the extent that any such plan provides for the issuance of Delaware Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Nevada Common Stock.

ARTICLE IV

MISCELLANEOUS

4.1 Abandonment or Amendment. At any time prior to the filing of the Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation, by action of the Board of Directors, may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan if, in the opinion of the Board of Directors of the Delaware Corporation, such action would be in the best interests of the Delaware Corporation and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

4.5 Severability. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

APPENDIX D

ARTICLES OF INCORPORATION

OF

PAMT CORP

ARTICLE I

NAME

The name of the corporation is PAMT CORP (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The name and street address of the Corporation’s initial registered agent is C T Corporation System, 701 South Carson Street, Suite 200, Carson City, Nevada 89701.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in, promote, conduct and carry on any lawful acts or activities for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes, as the same exists or may be hereafter amended (the “NRS” or the “Nevada General Corporation Law”).

ARTICLE IV

CAPITAL STOCK

Section 4.1.         Authorized Shares. The Corporation shall have authority to issue 110,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, having a par value of $0.01 per share (“Common Stock”), and 10,000,000 shares of preferred stock, having a par value of $0.01 per share (“Preferred Stock”).

Section 4.2.         Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized, subject to any limitations prescribed by law, to issue shares of Preferred Stock from time to time, to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations, or restrictions thereof, including without limitation:

(a)         the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) from time to time by like action of the Board of Directors;

(b)         the dividend rate or amount for such series, if any, the conditions and dates upon which dividends shall be payable, the relation which such dividends therein shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative or non-cumulative;

(c)         whether or not the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and conditions of such redemption;

(d)         whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and, if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

(e)         whether or not the shares of such series shall have voting rights, and, if they are to have voting rights, the extent thereof;

(f)         the rights of the shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation or upon any distribution of its assets; and

(g)         any other powers, preferences, and relative participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

ARTICLE V

DIRECTORS

Section 5.1.         Authority.

(a)         Except as may be otherwise provided by any legal agreement among shareholders, the property and business of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authority expressly conferred upon directors by statute or by these Articles of Incorporation or the Bylaws of the Corporation (the “Bylaws”), the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, or by any legal agreement among shareholders, or by these Articles of Incorporation or by the Bylaws directed or required to be exercised or done by the shareholders.

(b)         The Board of Directors may create from among its membership one or more committees which shall have and may exercise such general or limited authority in the management of the business and affairs of the Corporation as may be determined by the Board of Directors from time to time in its discretion in accordance with these Articles of Incorporation and the Bylaws. The audit committee or any similar committee of the Board of Directors (the “Audit Committee”), if such committee has been created, shall have full and exclusive authority to review, investigate, and make decisions regarding any derivative litigation demand made upon the Corporation and all related matters, in addition to any other authority delegated to such committee. In the absence of an Audit Committee composed solely of independent directors of the Corporation, such authority shall be vested in a committee consisting of all of the independent directors of the Corporation. For purposes of this Section 5.1(b), independence shall be determined according to applicable listing rules of any securities exchange or automated quotation system upon which any class of the Corporation’s common stock is then registered for trading.

Section 5.2.         Number of Directors. The number of directors of the Corporation (“Directors”) shall be determined from time to time in accordance with the Bylaws.

Section 5.3.          Removal. Any director may be removed at any time, with or without cause, by the affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of the stock of the Corporation entitled to elect Directors, either at the annual meeting or at a special meeting called for that purpose. No amendment to these Articles of Incorporation shall amend, alter, change or repeal this Section 5.2, unless such amendment, in addition to receiving any shareholder vote or consent required by the laws of the State of Nevada in effect at the time, shall receive the affirmative vote or consent of the holders of seventy-five percent (75%) of the outstanding shares of stock of the Corporation entitled to elect Directors.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.1.         Limitation of Liability. The liability of Directors and officers of the Corporation (“Officers”) shall be limited to the fullest extent permitted by law. If the NRS or any other law of the State of Nevada is hereafter amended to authorize corporate action further eliminating or limiting the liability of directors and officers, then the liability of a Director or Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS or such other law of the State of Nevada as so amended, automatically and without further action, upon the date of such amendment.

Section 6.2.         Indemnification. The Corporation, to the fullest extent permitted under by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Corporation or any predecessor of the Corporation.

Section 6.3.         Amendments. No repeal, amendment, or modification of this Article VI, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VI, shall directly or indirectly eliminate or reduce the effect of this Article VI with respect to any act or omission of a Director or Officer of the Corporation occurring prior to such repeal, amendment, modification, or adoption of an inconsistent provision.

Section 6.4.         Indemnification Agreements. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VI.

ARTICLE VII

DURATION

The Corporation is to have perpetual existence.

ARTICLE VIII

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

SHAREHOLDER ACTION; BOOKS AND RECORDS

Section 9.1.         Election of Directors. Election of the Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 9.2.         Shareholder Meetings. Meetings of shareholders may be held within or without the State of Nevada, as the Bylaws may provide.

Section 9.3.         Books and Records. The books of the Corporation may be kept (subject to any provision contained in the Nevada General Corporation Law) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE X

AMENDMENTS

The Corporation reserves the right to alter, amend, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred herein upon shareholders are subject to this reservation.

ARTICLE XI

ACQUISITION PROPOSALS

Section 11.1.         Evaluation of Acquisition Proposals. The Board of Directors of the Corporation, when evaluating any offer from another individual, firm, corporation, or other entity (“Person”) (a) to make a tender or exchange offer for any equity security of the Corporation, (b) to merge or consolidate the Corporation with such other person, or (c) to purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation (“Acquisition Proposal”), shall, in connection with the exercise of its business judgment in determining what is in the best interest of the Corporation and its shareholders, give due consideration to all relevant factors, including without limitation, the consideration being offered in the Acquisition Proposal in relation to the then current market price of the Corporation’s stock, but also in relation to the then current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors’ then estimate of the future value of the Corporation as an independent entity, the social and economic effects on the employees, customers, suppliers, and other constituents of the Corporation and on the communities in which the Corporation and its subsidiaries operate or are located and the desirability of maintaining independence from any other business or business entity.

Section 11.2.         Amendments. No amendment to these Articles of Incorporation shall amend, alter, change or repeal any of the provisions of this Article XI, unless such amendment, in addition to receiving any shareholder vote or consent required by the laws of the State of Nevada in effect at the time, shall receive the affirmative vote or consent of the holders of seventy-five percent (75%) of the outstanding shares of stock of the Corporation entitled to elect Directors.

ARTICLE XII

INAPPLICABILITY OF CONTROLLING INTEREST STATUTES

Notwithstanding any other provision in these Articles of Incorporation to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to any acquisition of shares of the Corporation’s capital stock beneficially owned by Matthew T. Moroun, his spouse or their children (the “Moroun Family”), any trust for the benefit of one or more members the Moroun Family, or any corporation, partnership, limited partnership, limited liability company, or other entity controlled by one or more members of the Moroun Family.

ARTICLE XIII

EXCLUSIVE FORUM

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court sitting in Clark County in the State of Nevada (or, if the Eighth Judicial District Court of the State of Nevada lacks jurisdiction, the federal district court for the District of Nevada or other state courts of the State of Nevada) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or shareholder of the Corporation to the Corporation or the Corporation’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director, officer, employee or shareholder of the Corporation arising pursuant to any provision of NRS Chapters 78 or 92A, these Articles of Incorporation or the Corporation’s Bylaws, in each case, as amended or restated from time to time, or (d) any action asserting a claim against the Corporation or any current or former director, officer, employee or shareholder of the Corporation governed by the internal affairs doctrine, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. If any action the subject matter of which is within the scope of this Article XIII is filed in a court other than a court located within the State of Nevada (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Nevada in connection with any action brought in any such court to enforce this Article XIII (an “Enforcement Action”); and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.

APPENDIX E

BYLAWS

OF

PAMT CORP

ARTICLE I.

SHAREHOLDERS MEETINGS

SECTION 1.1.         PLACE OF MEETING. The board of directors (the “Board of Directors”) of PAMT CORP (the “Corporation”) may designate any place within or without the State of Nevada as the place of meeting for any annual or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place within or without the State of Nevada as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation in the State of Arkansas.

If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, shareholders and proxyholders not physically present at a meeting of shareholders may, by means of remote communication: (i) participate in a meeting of shareholders, and (ii) be deemed present in person and vote at a meeting of shareholders, whether such meeting is to be held at a designated place or solely by means of remote communication; provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a shareholder or proxyholder; (B) the Corporation shall implement reasonable measures to provide such shareholder and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

SECTION 1.2.         ANNUAL MEETING. The annual meeting of the shareholders of the Corporation shall be held on such date, at such time and at such place within or without the State of Nevada as may be designated by the Board of Directors, or by means of remote communication, for the purpose of electing directors of the Corporation (“Directors”) and for the transaction of such other business as may be properly brought before the meeting.

SECTION 1.3.         SPECIAL MEETINGS. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or the Articles of Incorporation, may be called by the President, the Chief Executive Officer, or the Chairman of the Board of Directors, if any. The President or Secretary shall call a special meeting when: (1) requested in writing by any two or more of the Directors; or (2) requested in writing by shareholders owning at least seventy-five percent (75%) of the shares entitled to vote. Such written request shall state the purpose or purposes of the proposed meeting. No business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting unless all of the shareholders are present in person or by proxy, in which case any and all business may be transacted at the meeting even though the business is transacted without notice. The provisions of this Section shall be amended, altered, changed or repealed only with the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the outstanding shares of the stock of the Corporation entitled to elect Directors, in addition to any approval of the Board of Directors or any shareholder vote or consent required by law or any provision of the Articles of Incorporation or otherwise.

SECTION 1.4.         NOTICE. Except as otherwise required by statute or the Articles of Incorporation, written notice of each meeting of the shareholders, whether annual or special, shall be served, either personally or by electronic transmission in accordance with applicable law or mail, upon each shareholder of record entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days before the meeting. Such notice shall state the place, if any, date and time of the meeting, the means of remote communication, if any, by which shareholders and proxies may be deemed present in person and vote at the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. If mailed, such notice shall be directed to a shareholder at his or her post office address last shown on the records of the Corporation or at such other address at which such shareholder shall have requested in writing and filed with the Secretary to receive notices from the Corporation. Notice of any meeting of shareholders shall not be required to be given to any shareholder who, in person or by his or her attorney thereunto authorized, either before or after such meeting, shall waive such notice. Attendance of a shareholder at a meeting, either in person or by proxy, shall itself constitute waiver of notice and waiver of any and all objections to the place and time of the meeting and manner in which it has been called or convened, except when a shareholder attends a meeting solely for the purpose of stating, at the beginning of the meeting, any such objections to the transaction of business. Notice of any adjourned meeting stating the place, if any, date and time of the adjourned meeting, and the means of remote communication, if any, by which shareholders and proxies may be deemed present in person and vote at the adjourned meeting, need not be given otherwise than by the announcement of such information at the meeting at which adjournment is taken, unless a new record date is fixed for the adjourned meeting.

SECTION 1.5.         CONDUCT OF MEETINGS. The Board of Directors may adopt rules and regulations for the conduct of any meeting of the shareholders as it shall deem appropriate. Except to the extent inconsistent with any such rules and regulations adopted by the Board of Directors, the chair of any meeting of the shareholders shall have the right and authority to prescribe rules and regulations and do all acts, as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders of record, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement; (e) limitations on the time allotted to questions or comments by participants; and (f) the determination of when the polls shall open and close for any given matter to be voted on at the meeting.

SECTION 1.6.         QUORUM; ADJOURNMENTS. The holders of a majority of the stock issued, outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders and shall be requisite for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation, or by these Bylaws. If, however, such majority shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of voting stock shall be present. At such adjourned meeting at which a quorum shall be present in person or by proxy, any business may be transacted that might have been transacted at the meeting originally called.

SECTION 1.7.         PROXIES. At every meeting of the shareholders, any shareholder having the right to vote may authorize another person or persons to act for such shareholder by proxy authorized by an instrument in writing or by electronic transmission permitted by law to be filed in accordance with the procedure established for the meeting. No such proxy shall be voted or acted upon after six (6) months from its date, unless coupled with an interest or unless the proxy provides for a longer period, which may not exceed seven (7) years from the date of its execution. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

SECTION 1.8.         VOTING. Each shareholder shall have one vote for each share of stock having voting power, registered in his or her name on the books of the Corporation. If a quorum is present, action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws.

SECTION 1.9.         FIXING OF RECORD DATE. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of dividends, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not less than ten (10) nor more than sixty (60) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the Board of Directors has not fixed a record date for determining the shareholders entitled to notice of and to vote at a meeting of shareholders, the record date shall be at the close of business on the day next preceding the day on which the notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If the Board of Directors has not fixed a record date for determining the shareholders entitled to receive payment of dividends, the record date shall be at the close of business on the day on which the resolution of the Board of Directors declaring such dividend is adopted. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

SECTION 1.10.         INFORMAL ACTIONS BY SHAREHOLDERS. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if written consent, setting forth the action so taken, shall be signed by the shareholders holding at least a majority of the voting power of the shares of stock entitled to vote on such action (except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required) and such consent is filed with the minutes of the proceedings of the shareholders.

SECTION 1.11.         ADVANCE NOTICE OF SHAREHOLDER NOMINATIONS AND PROPOSALS.

(a)

Annual Shareholders Meetings. At a meeting of the shareholders, only such nominations of persons for the election of Directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be:

(i)	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;

(ii)	otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof; or

(iii)

otherwise properly brought before an annual meeting by a shareholder who is a shareholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with applicable law and the terms and procedures set forth in this Section 1.11.

In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for shareholder action. For business (including, but not limited to, Director nominations) to be properly brought before an annual meeting by a shareholder pursuant to Section 1.11(a)(iii), the shareholder or shareholders of record intending to propose the business (the “Proposing Shareholder”) must have given timely notice thereof pursuant to this Section 1.11(a), in writing to the Secretary even if such matter is already the subject of any notice to the shareholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Shareholder’s notice for an annual meeting must be delivered to the Secretary at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days before and not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of shareholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth (10th) day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). For the purposes of this Section 1.11, “Public Disclosure” shall mean a disclosure made in a press release reported by a national news service or in a document filed by the Corporation with the Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

Shareholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 1.11(a)(iii) or Section 1.11(d), a Proposing Shareholder’s notice to the Secretary shall set forth or include:

(i)	the name, age, business address, and residence address of each nominee proposed in such notice;

(ii)	the principal occupation or employment of each such nominee;

(iii)	the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(iv)

such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a Director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

(v)	a written statement and agreement executed by each such nominee acknowledging that such person:

(A)	consents to being named in a proxy statement as a nominee and to serving as a Director if elected;

(B)	intends to serve as a Director for the full term for which such person is standing for election; and

(C)

makes the following representations: (1) that the Director nominee has read and agrees to adhere to the Corporation’s Code of Ethics, Insider Trading Policy, and any other of the Corporation’s policies or guidelines applicable to Directors; (2) that the Director nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the Corporation, with such person’s fiduciary duties under applicable law; and (3) that the Director nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification that has not been disclosed to the Corporation in connection with such person’s nomination for Director or service as a Director; and

(vi)	as to the Proposing Shareholder:

(A)	the name and address of the Proposing Shareholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made,

(B)

the class and number of shares of the Corporation which are owned by the Proposing Shareholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Shareholder’s notice, and a representation that the Proposing Shareholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting;

(C)

a description of any agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Shareholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Shareholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;

(D)

a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Shareholder’s notice by, or on behalf of, the Proposing Shareholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Shareholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;

(E)

a representation that the Proposing Shareholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(F)

a representation whether the Proposing Shareholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from shareholders in support of the nomination; and

(G)

a representation whether the Proposing Shareholder intends to solicit the holders of shares representing at least 67% of the shares entitled to vote on the election of Directors in support of Director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 under the Exchange Act (including the names of all nominees for whom the Proposing Shareholder intends to solicit proxies).

The Corporation may require any proposed nominee to furnish a completed and signed Directors’ questionnaire and such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent Director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee. Any such update or supplement shall be delivered to the Secretary at the Corporation’s principal executive offices no later than five business days after the request by the Corporation for subsequent information has been delivered to the Proposing Shareholder.

(c)

Other Shareholder Proposals. For all business other than Director nominations, a Proposing Shareholder’s notice to the Secretary shall set forth as to each matter the Proposing Shareholder proposes to bring before the annual meeting:

(i)	a brief description of the business desired to be brought before the annual meeting;

(ii)	the reasons for conducting such business at the annual meeting;

(iii)

the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment);

(iv)

any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such shareholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;

(v)

any other information relating to such shareholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(vi)

a description of all agreements, arrangements, or understandings between or among such shareholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such shareholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such shareholder, beneficial owner, or their affiliates or associates; and

(vii)	the information required by Section 1.11(b)(vi) above.

(d)

Special Shareholders Meetings. Only such business shall be conducted at a special meeting of shareholders as shall have been specified in the Corporation’s notice of meeting (or supplement thereto). Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders called by the Board of Directors at which Directors are to be elected pursuant to the Corporation’s notice of meeting:

(i)	by or at the direction of the Board of Directors or any committee thereof; or

(ii)

provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any shareholder of the Corporation who is a shareholder of record at the time the notice provided for in this Section 1.11(d) is delivered to the Secretary, who is entitled to vote at the meeting, and upon such election and who complies with applicable law and the terms and procedures set forth in this Section 1.11.

In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more Directors to the Board of Directors, any such shareholder entitled to vote in such election of Directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if such shareholder delivers a shareholder’s notice that complies with the requirements of Section 1.11(b) to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(e)

Effect of Noncompliance. Only such persons who are nominated in accordance with applicable law and the terms and procedures set forth in this Section 1.11 shall be eligible to be elected at any meeting of shareholders of the Corporation to serve as Directors, and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with applicable law and the terms and procedures set forth in this Section 1.11. If any proposed nomination was not made or proposed in compliance with applicable law and this Section 1.11, or other business was not made or proposed in compliance with applicable law and this Section 1.11, then except as otherwise required by law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these Bylaws to the contrary, unless otherwise required by law, if a Proposing Shareholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 1.11 does not provide the information required under this Section 1.11 to the Corporation, including the updated information required by Section 1.11(b)(vi)(B)-(D) within five business days after the record date for such meeting, or the Proposing Shareholder (or a qualified representative of the Proposing Shareholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation. For purposes of this paragraph (e), to be considered a qualified representative of the Proposing Shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at such annual or special meeting of the shareholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at such meeting.

(f)

Rule 14a-8. This Section 1.11 shall not apply to a proposal proposed to be made by a shareholder if the shareholder has notified the Corporation of the shareholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

(g)

Rule 14a-19. Notwithstanding the foregoing provisions of this Section 1.11, unless otherwise required by law, (i) no Proposing Shareholder shall solicit proxies in support of Director nominees other than the Corporation’s nominees unless such Proposing Shareholder has complied with Rule 14a-19 under the Exchange Act in connection with the solicitation of such proxies, including, without limitation, the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any Proposing Shareholder (1) provides notice pursuant to Rule 14a-19(a)(1) and (b) under the Exchange Act and (2) subsequently (A) notifies the Corporation that such shareholder no longer intends to solicit proxies in support of Director nominees other than the Corporation’s Director nominees in accordance with Rule 14a-19 or (B) fails to comply with the requirements of Rule 14a-19, then the Proposing Shareholder’s nominations shall be deemed null and void and the Corporation shall disregard any proxies or votes solicited for any nominee proposed by the Proposing Shareholder. Upon request by the Corporation, if any Proposing Shareholder provides notice pursuant to Rule 14a-19(a)(1) and (b) under the Exchange Act, such Proposing Shareholder shall deliver to the Corporation, no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19 under the Exchange Act.

ARTICLE II

DIRECTORS

SECTION 2.1.         GENERAL POWERS. Except as may be otherwise provided by any legal agreement among shareholders, the property and business of the Corporation shall be managed by its Board of Directors. In addition to the powers and authority expressly conferred by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, or by any legal agreement among shareholders, or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders.

SECTION 2.2.         NUMBER, TENURE, QUALIFICATIONS, REMOVAL. The Board of Directors shall consist of not less than three (3) nor more than fifteen (15) members, the precise number to be fixed by resolution of the shareholders or the Board of Directors from time to time. Each Director shall hold office until the annual meeting of shareholders held next after his or her election and until his or her successor has been duly elected and has qualified, or until his or her earlier resignation, removal from office, or death. Directors need not be shareholders. Any Director may be removed at any time, with or without cause, by the affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of the stock of the Corporation entitled to elect Directors, either at the annual meeting or at a special meeting called for that purpose. This Section shall be amended, altered, changed or repealed only with the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the outstanding shares of stock of the Corporation entitled to elect Directors, in addition to any approval of the Board of Directors or any shareholder vote or consent required by law or any provision of the Articles of Incorporation of the Corporation or otherwise.

SECTION 2.3.         VACANCIES AND ADDITIONAL DIRECTORSHIPS. Any newly created directorships resulting from any increase in the authorized number of Directors and any vacancies on the Board of Directors resulting from resignation, removal, death, or other cause, may be filled by the vote of the majority of the Directors then in office, though less than a quorum, and if not therefore filled by action of the Directors, may be filled by the shareholders at any meeting held during the existence of such vacancy; provided that whenever any Director shall have been elected by the holders of any class of stock of the Corporation voting separately as a class under the provisions of the Articles of Incorporation, such Director may be removed and the vacancy filled only by the holders of that class of stock voting separately as a class. A Director elected in accordance with this Section shall hold office until the annual meeting of shareholders held next after his or her election and until his or her successor has been duly elected and qualified, or until his or her earlier resignation, removal or death. During any period when there is a vacancy on the Board of Directors, including any vacancy resulting from an increase in the authorized number of Directors, the remaining Directors shall continue to act.

SECTION 2.4.         PLACE OF MEETING. The Board of Directors may hold its meetings at such place or places within or without the State of Nevada as it may from time to time determine.

SECTION 2.5.         COMPENSATION. Directors may be allowed such compensation for attendance at regular or special meetings of the Board of Directors and of any special meeting or standing committees thereof as may be from time to time determined by resolution of the Board of Directors.

SECTION 2.6.         REGULAR MEETINGS. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place within or without the State of Nevada, for the holding of additional regular meetings without other notice than such resolution.

SECTION 2.7.         SPECIAL MEETINGS, NOTICE. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, or upon the written request of a majority of the members of the Board of Directors. The person or persons calling a special meeting of the Board of Directors may fix the time and place of the meeting. Notice of any special meeting shall be given to each Director personally or by telephone, or by mail, express mail, courier service, facsimile, electronic mail or other means of electronic transmission, addressed to each Director at the Director’s usual place of business or residence, or the Director’s address as it is shown on the records of the Corporation. If the notice is by mail, the notice shall be deemed adequately delivered when deposited in the United States mail at least four (4) days prior to the time set for the meeting. If the notice is by express mail or courier service, such notice shall be deemed adequately delivered when delivered to the express mail or courier service at least two (2) days prior to the time set for such meeting. If the notice is given personally or by telephone, or by facsimile, electronic mail or other means of electronic transmission, such notice will be deemed adequately delivered when the notice is transmitted at least one (1) day prior to the time set for the meeting. An oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director whom the person giving the notice has reason to believe will promptly communicate it to the Director. Any such special meeting shall be held at such time and place as shall be stated in the notice of the meeting. Unless otherwise indicated in the notice thereof, any and all business other than an amendment of these Bylaws may be transacted at any special meeting, and an amendment of these Bylaws may be acted upon if the notice of the meeting shall have stated that the amendment of these Bylaws is one of the purposes of the meeting. At any meeting at which every Director shall be present, even though without any notice, any business may be transacted, including the amendment of these Bylaws.

SECTION 2.8.         NOTICE, WAIVER BY ATTENDANCE. No notice of a meeting of the Board of Directors need be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting or the manner in which it has been called or convened except when a Director states, at the beginning of the meeting, any such objection or objections to the transaction of business.

SECTION 2.9.         QUORUM. At all meetings of the Board of Directors, the presence of a majority of the Directors shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the Directors present at any meeting may adjourn from time to time until a quorum be had. Notice of the time and place of any adjourned meeting need only be given by announcement at the meeting at which adjournment is taken.

SECTION 2.10.         MANNER OF ACTING. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 2.11.         EXECUTIVE COMMITTEE. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors may establish an Executive Committee of two (2) or more Directors constituted and appointed by the Board of Directors from their number who shall meet when deemed necessary. They shall have authority to exercise all the powers of the Board which may be lawfully delegated and not inconsistent with these Bylaws, at any time and when the Board is not in session. If not elected by the full Board of Directors, the committee shall elect a Chairman, and a majority of the whole committee shall constitute a quorum; and the act of a majority of members present at a meeting at which a quorum is present shall be the act of the committee provided all members of the committee have had notice of such meeting or waived such notice. Except as otherwise provided by resolution of the Board of Directors, meetings of the Executive Committee may be called by any member of the Executive Committee. Notice of meetings of the Executive Committee may be given in the same manner as provided for special meetings of the Board of Directors in Section 2.7 hereof, or waived as provided in Section 2.8 hereof, or as otherwise permitted by applicable law.

SECTION 2.12.         OTHER COMMITTEES. In addition to the Executive Committee, the Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, including without limitation a Compensation Committee, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by resolution passed by a majority of the whole Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and the affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the shareholders a dissolution of the Corporation or a revocation of a dissolution, or amending these Bylaws; and unless such resolution, these Bylaws, or the Articles of Incorporation expressly so provide, no such committee shall have the power to authorize to declare a dividend or to authorize the issuance of stock. Except as otherwise provided by resolution of the Board of Directors, or for the Executive Committee, meetings of any committee may be called by the chairperson, any two members of the committee, or if the committee has only one member, such member. Notice of meetings of any committee may be given in the same manner as provided for special meetings of the Board of Directors in Section 2.7 hereof, or waived as provided in Section 2.8 hereof, or as otherwise permitted by applicable law.

SECTION 2.13.         ACTION WITHOUT FORMAL MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board or committee in the same paper or electronic form as the minutes are maintained.

SECTION 2.14.         CONFERENCE CALL MEETINGS. Members of the Board of Directors, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone, video or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

SECTION 2.15.         CHAIRMAN OF THE BOARD. The Board of Directors may at any time appoint from its members a Chairman of the Board, who shall serve in that capacity at the discretion of the Board of Directors. Unless otherwise determined by the Board of Directors, the Chairman of the Board, if any, shall preside at all meetings of the shareholders and of the Board of Directors at which the Chairman of the Board is present. The Chairman of the Board shall have such other duties as may from time to time be assigned to the Chairman of the Board by these Bylaws or by the Board of Directors. Unless expressly determined otherwise by the Board of Directors with respect to a particular Director serving as Chairman of the Board, the position of Chairman of the Board shall not be deemed an officer position of the Corporation.

SECTION 2.16.         VICE CHAIRMEN OF THE BOARD. The Board of Directors may at any time appoint from its members one of more Vice Chairmen of the Board, who shall serve in that capacity at the discretion of the Board of Directors. Unless otherwise determined by the Board of Directors, in case of the absence of the Chairman of the Board, the Vice Chairman, if any, (or if more than one, one of the Vice Chairmen as designated by the Board of Directors) shall preside at all meetings of the shareholders and the Board of Directors at which he or she shall be present. The Vice Chairmen of the Board shall have such other duties as may from time to time be assigned to them by the Board of Directors. Unless expressly determined otherwise by the Board of Directors with respect to a particular Director serving as a Vice Chairman of the Board, the position of Vice Chairman of the Board shall not be deemed an officer position of the Corporation.

ARTICLE III.

OFFICERS

SECTION 3.1.         OFFICERS. The officers of the Corporation (“Officers”) shall include a Chief Executive Officer, a Chief Financial Officer, a President, a Secretary and a Treasurer, and may include a Chief Operating Officer, one or more Executive Vice Presidents or Vice Presidents, and such additional Officers, if any, as shall be elected by the Board of Directors pursuant to the provisions of Section 3.9 hereof. The Chief Executive Officer, the Chief Financial Officer, the President, one or more Executive Vice Presidents or Vice Presidents, the Secretary and the Treasurer, shall be elected by the Board of Directors at its first meeting after each annual meeting of the shareholders. The failure to hold such election shall not of itself terminate the term of office of any Officer. Any number of offices may be held simultaneously by the same person, except that the person serving as Chief Financial Officer may not serve simultaneously as the Chief Executive Officer. Any Officer may, but need not be, a Director. Any Officer may resign at any time upon written notice to the Corporation.

All Officers, agents and employees shall be subject to removal, with or without cause, at any time by the Board of Directors. The removal of an Officer without cause shall be without prejudice to his or her contract rights, if any. The election or appointment of an Officer shall not of itself create contract rights. All agents and employees other than Officers elected by the Board of Directors shall also be subject to removal, with or without cause, at any time by the Officers appointing them.

Any vacancy caused by the death of any Officer, his or her resignation, his or her removal, or otherwise, may be filled by the Board of Directors, and any Officer so elected shall hold office at the pleasure of the Board of Directors.

In addition to the powers and duties of the Officers of the Corporation as set forth in these Bylaws, the Officers shall have such authority and shall perform such duties as from time to time may be determined by the Board of Directors.

SECTION 3.2.         POWERS AND DUTIES OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general charge and control of all its business and affairs and shall perform all duties incident to the office of Chief Executive Officer; he or she may sign and execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, notes and other evidence of indebtedness, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly excluded from the Chief Executive Officer and delegated to some other Officer or agent of the Corporation by the Board of Directors. In the absence or disability of the Chairman and all Vice Chairmen, or if the Board of Directors has not appointed a Chairman or Vice Chairman, the Chief Executive Officer shall preside at all meetings of the shareholders and of the Board of Directors, and in any event may so preside to the extent determined by the Board of Directors. The Chief Executive Officer shall have such other powers and perform such other duties as may from time to time be assigned to him or her by these Bylaws or by the Board of Directors.

SECTION 3.3.         POWERS AND DUTIES OF THE CHIEF OPERATING OFFICER. The Chief Operating Officer shall be the principal operating officer of the Corporation with authority as such, and at the request of the Chief Executive Officer or in his or her absence or disability to act, shall perform the duties and exercise the functions of the Chief Executive Officer, and when so acting shall have such other powers and perform such other duties as may from time to time be assigned to him or her by the Board of Directors or the Chief Executive Officer. The Chief Operating Officer may sign and execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, notes and other evidence of indebtedness, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly excluded from the Chief Operating Officer and delegated to some other Officer or agent of the Corporation by the Board of Directors.

SECTION 3.4.         POWERS AND DUTIES OF THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be the chief accounting officer of the Corporation; he or she shall see that the books and account and other accounting records of the Corporation are kept in proper form and accurately; and, in general, he or she shall perform all the duties incident to the office of Chief Financial Officer of the Corporation and such other duties as may from time to time be assigned to him or her by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer may sign and execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, notes and other evidence of indebtedness, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly excluded from the Chief Financial Officer and delegated to some other Officer or agent of the Corporation by the Board of Directors.

SECTION 3.5.         POWERS AND DUTIES OF THE PRESIDENT. The President shall act as a general executive officer of the Corporation and shall have such other powers and perform such other duties as may from time to time be assigned to him or her by these Bylaws or by the Board of Directors or by the Chief Executive Officer.

SECTION 3.6.         POWERS AND DUTIES OF THE EXECUTIVE VICE PRESIDENT OR VICE PRESIDENT. Each Executive Vice President or Vice President shall perform all duties incident to such office and shall have such powers and perform such duties as may from time to time be assigned to him or her by these Bylaws or by the Board of Directors or the Chief Executive Officer.

SECTION 3.7.         POWERS AND DUTIES OF THE SECRETARY. The Secretary shall keep the minutes of meetings of the Board of Directors and the minutes of all meetings of the shareholders in books provided for that purpose; he or she shall attend to the giving or serving of all notices of the Corporation; he or she shall have the custody of the corporate seal of the Corporation and shall affix the same to such documents and other papers as the Board of Directors or the Chief Executive Officer shall authorize and direct; he or she shall have charge of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors or the Chief Executive Officer shall direct, all of which shall at all reasonable times be open to the examination of any Director, upon application, at the offices of the Corporation during business hours; and he or she shall perform such other duties as may from time to time be assigned to him or her by these Bylaws or the Board of Directors or the Chief Executive Officer.

SECTION 3.8.         POWERS AND DUTIES OF THE TREASURER. The Treasurer shall have custody of, and when proper shall pay out, disburse or otherwise dispose of, all funds and securities of the Corporation which may have come into his or her hands; he or she may endorse on behalf of the Corporation for collection checks, notes and other obligations and shall deposit them to the credit of the Corporation in such bank or banks or depositary or depositaries as the Board of Directors, the Chief Executive Officer or the Chief Financial Officer may designate; he or she shall sign all receipts and vouchers for payments made to the Corporation; he or she shall enter or cause to be entered regularly in the books of the Corporation kept for the purpose full and accurate accounts of moneys received or paid or otherwise disposed of by him or her and whenever required by the Board of Directors or the Chief Executive Officer shall render statements of such accounts; and he or she shall perform all duties incident to the office of Treasurer and shall also have such other powers and shall perform such other duties as may from time to time be assigned to him or her by these Bylaws or by the Board of Directors or the Chief Executive Officer.

SECTION 3.9.         ADDITIONAL OFFICERS. The Board of Directors may from time to time elect such other Officers (who may but need not be Directors), including Controllers, Assistant Treasurers, Assistant Secretaries and Assistant Financial Officers, as the Board may deem advisable and such Officers shall have such authority and shall perform such duties as may from time to time be assigned to them by the Board of Directors or the Chief Executive Officer.

The Board of Directors may from time to time by resolution delegate to any Assistant Treasurer or Assistant Treasurers any of the powers or duties herein assigned to the Treasurer; and may similarly delegate to any Assistant Secretary or Assistant Secretaries any of the powers or duties herein assigned to the Secretary.

SECTION 3.10.         GIVING OF BOND BY OFFICERS. All Officers of the Corporation, if required to do so by the Board of Directors, shall furnish bonds to the Corporation for the faithful performance of their duties, in such amounts and with such conditions and security as the Board shall require.

SECTION 3.11.         VOTING UPON STOCKS. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, any Executive Vice President or Vice President shall have full power and authority on behalf of the Corporation to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meetings of shareholders of any corporation in which the Corporation may hold stock, and at any such meetings or by written consent in lieu of a meeting shall possess and may exercise, in person or by proxy, any and all rights, powers and privileges incident to the ownership of such stock. The Board of Directors may from time to time, by resolution, confer like powers upon any other person or persons.

SECTION 3.12.         COMPENSATION OF OFFICERS. The Officers of the Corporation shall be entitled to receive such compensation for their services as shall from time to time be determined by the Board of Directors or by a committee of the Board to which the Board of Directors has delegated such responsibility.

ARTICLE IV.

CAPITAL STOCK

SECTION 4.1.         SHARE CERTIFICATES AND UNCERTIFICATED SHARES. Shares of the Corporation’s stock may be represented by certificates or uncertificated, as provided under Nevada law, and shall be entered in the books of the Corporation as they are issued. Any certificates representing shares of stock shall be in such form as the Board of Directors may from time to time determine. Each certificate shall include the holder’s name, the number of shares and class of shares and series, if any, represented thereby, and the par value of each share or a statement that the shares are without par value.

Each certificate shall be signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer. Any or all of the signatures on the certificates may be a facsimile. In case any Officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such Officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such Officer, transfer agent or registrar at the date of issue.

If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation may issue to represent such class or series of stock or, in the case of uncertificated shares, contained in a written notice that shall be sent to the registered owner within a reasonable time after the issuance or transfer of such uncertificated stock, provided that, except as otherwise provided in Section 78.242 of the Nevada General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation may issue to represent such class or series of stock or, in the case of uncertificated shares, contained in the written notice sent to the registered holder as set forth above, a statement that the Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights.

Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

SECTION 4.2.         TRANSFER. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon the Corporation’s books. Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the stock transfer books of the Corporation.

SECTION 4.3.         REGISTERED SHAREHOLDERS. The Corporation shall have the right to treat the person registered on its books as the owner of shares as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to or interest in any of such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by Nevada law.

SECTION 4.4.         LOST OR DESTROYED CERTIFICATES. Any person claiming a certificate of stock to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in such manner as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in the form and amount and with one or more sureties satisfactory to the Board of Directors, whereupon a new certificate of stock or uncertificated share may be issued in lieu of the one claimed to have been lost, stolen or destroyed.

ARTICLE V.

FISCAL YEAR

The fiscal year of the Corporation shall be established by the Board of Directors of the Corporation.

ARTICLE VI.

SEAL

The corporate seal shall be in such form as the Board of Directors may from time to time determine. The seal may be used by causing it or a facsimile to be impressed, affixed, reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

ARTICLE VII.

ANNUAL STATEMENTS

No later than four months after the close of each fiscal year, and in any case prior to the next annual meeting of shareholders, the Corporation shall prepare:

(a)	A balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of the fiscal year, and

(b)	A profit and loss statement showing the results of its operation during the fiscal year.

Upon written request, the Corporation shall mail promptly to any shareholder of record a copy of the most recent such balance sheet and profit and loss statement.

ARTICLE VIII.

INDEMNIFICATION

SECTION 8.1.         ACTION BY PERSONS OTHER THAN THE CORPORATION. Under the circumstances prescribed in Sections 8.3 and 8.4 hereof, the Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party of any, threatened, pending or completed action, suit or proceeding, or investigation, whether civil, criminal or administrative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Corporation, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

SECTION 8.2.         ACTIONS BY OR IN THE NAME OF THE CORPORATION. Under the circumstances prescribed in Sections 8.3 and 8.4 hereof, the Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party of any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Corporation, against expenses (including attorney’s fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Corporation; except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

SECTION 8.3.         SUCCESSFUL DEFENSE. To the extent that a Director, Officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2 hereof, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorney’s fees) actually and reasonably incurred by him or her in connection therewith.

SECTION 8.4.         AUTHORIZATION OF INDEMNIFICATION. Except as provided in Section 8.3 hereof and except as may be ordered by a court, any indemnification under Sections 8.1 and 8.2 hereof shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 8.1 and 8.2. Such determination shall be made:

(a)	by the shareholders;

(b)	by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding; or

(c)	if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Directors so orders, by independent legal counsel in a written opinion.

SECTION 8.5.         PREPAYMENT OF EXPENSES. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the Director, Officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article.

SECTION 8.6.         NON-EXCLUSIVE RIGHT. The indemnification provided by this Article shall not be deemed exclusive of any other right to which the person indemnified hereunder shall be entitled and shall inure to the benefit of the heirs, executors or administrators of such persons.

SECTION 8.7.         INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Section.

SECTION 8.8.         INTERPRETATION OF ARTICLE. It is the intent of this Article VIII to provide for indemnification of the Directors, Officers, employees and agents of the Corporation to the full extent permitted under the laws of State of Nevada. This Article VIII shall be construed in a manner consistent with such intent.

ARTICLE IX.

NOTICES; WAIVER OF NOTICE

SECTION 9.1.         NOTICES. Except as otherwise provided in these Bylaws, whenever under the provisions of these Bylaws notice is required to be given to any shareholder, Director or Officer, such notice shall be given either by personal notice, by electronic transmission in accordance with applicable law, or by mail by depositing the same in the post office or letter box in a postpaid sealed wrapper, addressed to such shareholder, Officer or Director at such address as appears on the books of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus sent or mailed.

SECTION 9.2.         WAIVER OF NOTICE. Whenever any notice whatsoever is required to be given by law, by the Articles of Incorporation or by these Bylaws, a waiver thereof by the person or persons entitled to said notice given before or after the time stated therein, in writing, which shall include a waiver given by electronic transmission, shall be deemed equivalent thereto. No notice of any meeting need be given to any person who shall attend such meeting.

ARTICLE X.

CHECKS, NOTES, DRAFTS, LOANS, ETC.

SECTION 10.1.         CHECKS, NOTES, DRAFTS. All checks, drafts, bills of exchange, acceptances, notes or other obligations or orders for the payment of money shall be signed and, if so required by the Board of Directors, countersigned by such Officers of the Corporation and/or other persons as shall from time to time be designated by these Bylaws or the Board of Directors or pursuant to authority delegated by the Board.

Checks, drafts, bills of exchange, acceptances, notes, obligations and orders for the payment of money made payable to the Corporation may be endorsed for deposit to the credit of the Corporation with a duly authorized depository by the Treasurer and/or such other Officers or persons as shall from time to time be designated by the Treasurer.

SECTION 10.2.         LOANS. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do, any Officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. When authorized so to do, any Officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same, and may grant mortgages and other security interests in real property at any time held by the Corporation. Such authority may be general or confined to specific instances.

ARTICLE XI.

OFFICES

Except as otherwise required by the laws of the State of Nevada, the Corporation may have an office or offices and keep its books, documents and papers outside of the State of Nevada at such place or places as from time to time may be determined by the Board of Directors, the Chief Executive Officer or the President.

ARTICLE XII.

AMENDMENTS

Except as otherwise indicated in these Bylaws, the Bylaws of the Corporation may be altered or amended and new Bylaws may be adopted by the shareholders or by the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that, if such action is to be taken at a meeting of the shareholders or Board of Directors, notice of the general nature of the proposed change in the Bylaws shall have been given in the notice of a meeting. Except as otherwise indicated in these Bylaws, action by the shareholders with respect to Bylaws shall be taken by an affirmative vote of a majority of the shares entitled to elect Directors, and action by the Directors with respect to Bylaws shall be taken by an affirmative vote of a majority of all Directors then holding office.

Adopted effective as of [•], 2024.

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P.A.M. Transportation Services, Inc.

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Eastern Time, on October 31, 2024.

Online
Go to **www.envisionreports.com/PTSI** or scan the QR code — login details are located in the shaded bar below.

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3, 4, and 5.

1. Election of Directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Michael D. Bishop	☐	☐	02 - Frederick P. Calderone	☐	☐	03 - W. Scott Davis	☐	☐
04 - Edwin J. Lukas	☐	☐	05 - Franklin H. McLarty	☐	☐	06 - H. Pete Montano	☐	☐
07 - Matthew J. Moroun	☐	☐	08 - Matthew T. Moroun	☐	☐	09 - Joseph A. Vitiritto	☐	☐

Proposal	For	Against	Abstain
2. To approve the P.A.M. Transportation Services, Inc. 2024 Equity Incentive Plan.	☐	☐	☐
3. To approve the redomestication of P.A.M. Transportation Services, Inc. to the State of Nevada by conversion.	☐	☐	☐
4. To approve an increase in the number of authorized shares of common stock from 50,000,000 to 100,000,000 in the proposed Nevada Articles of Incorporation.	☐	☐	☐
5. To ratify the appointment of Grant Thornton LLP as P.A.M. Transportation Services, Inc.'s independent registered public accounting firm for the 2024 calendar year.	☐	☐	☐

6. In their discretion, upon other such matters as may properly come before the meeting or any adjournments or postponements of the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — P.A.M. Transportation Services, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of P.A.M. Transportation Services, Inc., a Delaware corporation, hereby appoints Joseph A. Vitiritto and Tyler Majors, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2024 Annual Meeting of Shareholders of P.A.M. Transportation Services, Inc. to be held on October 31, 2024, at 11:00 a.m. (CDT) at 297 West Henri De Tonti Boulevard, Tontitown, AR 72770, and at any or all adjournments or postponements of the meeting, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES LISTED AND FOR PROPOSALS 2, 3, 4 AND 5, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

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